Exhibit 4.1

Shareholders’ Agreement – Sequans E round

SHAREHOLDERS’ AGREEMENT

Between

Mr. Georges Karam

Mr. Bertrand Debray

And

Mr. Fabien Buda

Mr. Jérôme Bertorelle

Mr. Laurent Sibony

Mr. Emmanuel Lemois

Mr. Ambroise Popper

And

FCPR T-SOURCE

FCPI CAAM 6 Innovation

CAP DECISIF SAS

ADD ONE L.P.

ADD ONE GmbH & Co. KG

VISION CAPITAL III LP

FCPI SOGE INNOVATION 7

FCPI SOGE INNOVATION EVOLUTION 3

FCPI GEN-I

FCPI GEN-I 2

KENNET II L.P.

KING STREET PARTNERS L.P.

And

MOTOROLA Inc.

ALCATEL-LUCENT PARTICIPATIONS

And

GATEWAY NET TRADING PTE. LIMITED

SWISSCOM AG

FCPR FONDS DE CO-INVESTISSEMENT DIRECT

HANTECH INTERNATIONAL VENTURE CAPITAL CORPORATION

In the presence of

SEQUANS COMMUNICATIONS

Dated January 31, 2008

Shareholders’ Agreement – Sequans E round

SHAREHOLDERS’ AGREEMENT

BETWEEN:

•	Monsieur Georges Karam, residing 8, impasse Wattignies, 75012 Paris, France;

•	Monsieur Betrand Debray, residing 7, passage du Gros Murger, 78600 Maisons Laffitte, France, represented by Mr. Georges Karam, pursuant to a power of attorney attached as Exhibit 0 hereto;

(each a “Managing Founder” and collectively the “Managing Founders”),

OF THE FIRST PART,

AND:

•	Mr. Fabien Buda, residing 28, Rue Guersant, 75017 Paris, France, represented by Mr. Georges Karam, pursuant to a power of attorney attached as Exhibit 0 hereto;

•	Mr. Jérôme Bertorelle, residing 4, rue Bailleul, 75001 Paris, France, represented by Mr. Georges Karam, pursuant to a power of attorney attached as Exhibit 0 hereto;

•	Mr. Laurent Sibony, residing 8, rue de la DCA, 78700 Conflans-Sainte-Honorine, represented by Mr. Georges Karam, pursuant to a power of attorney attached as Exhibit 0 hereto;

•	Mr. Emmanuel Lemois, residing 69, rue Fondary, 75015 Paris, France, represented by Mr. Georges Karam, pursuant to a power of attorney attached as Exhibit 0 hereto;

•	Mr. Ambroise Popper, residing 1956 Menalto Avenue, Menlo Park, CA 94025, USA, represented by Mr. Georges Karam, pursuant to a power of attorney attached as Exhibit 0 hereto;

(collectively, the “Non Managing Founders”, and together with the Managing Founders, the

“Founders”),

OF THE SECOND PART,

AND:

•

FCPR T-SOURCE, a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), I-SOURCE GESTION, société anonyme with a registered share capital of EUR 675,144, the registered office of which is located 1-3, avenue Jean Jaurès, 78000 Versailles, France, registered with the registry of commerce and companies of Versailles under number 420 748 097, itself represented by Mr. François-René Letourneur, pursuant to a power of attorney attached as Exhibit 0 hereto;

•

FCPI CAAM INNOVATION 6, a French Fonds commun de placement dans I’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 128-130, boulevard Raspail, 75006 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575, itself represented by its delegated, I-SOURCE GESTION, the registered office of which is 1-3, avenue Jean Jaurès, 78000 Versailles, registered with the Registry of Commerce and Companies of Versailles under number 420 748 097, represented by Mr. François-René Letourneur, duly authorized,

(FCPR T-SOURCE and FCPI CAAM INNOVATION are hereafter collectively referred to as “I-SOURCE”)

Shareholders’ Agreement – Sequans E round

•

CAP DECISIF, a French société par actions simplifiée, with a registered share capital of EUR 16,785,200, the registered office of which is located 21 bis rue Lord Byron - 75008 Paris, France, registered with the registry of commerce and companies of Paris under number 440 405 405, itself represented by Mr. Olivier Dubuisson, pursuant to a power of attorney attached as Exhibit 0 hereto (“Cap Décisif”);

•

ADD ONE L.P., a Guernsey limited partnership established under the Limited Partnerships (Guernsey) Law 1995 and having its principal place of business at 13-15 Victoria Road, St Peter Port, Guernsey, Channel Islands, United Kingdom, represented by its managing general partner ADD One General Partner L.P., represented by its managing general partner, ADD Management Limited, itself represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto;

•

ADD ONE GmbH & Co. KG, registered as a limited partnership with the commercial register at local court Munich, Germany and having its principal place of business at Max Joseph Strasse 7, 80333 Munich, Germany, c/o VCM Venture Capital Management und Beteiligungsgesellshaft mbH, represented by its managing limited partner is ADD One General Partner L.P., represented by its managing general partner, ADD Management Limited (together with ADD One L.P. (“ADD One”)), itself represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto;

•

VISION CAPITAL III LP, a limited partnership established under the Limited Partnerships (Jersey) Act 1994, represented by its managing general partner Vision III Partners Ltd., a limited partnership established under Companies (Jersey) Act 1991, having its registered office at Kleinwort Benson House, Wests Centre, St Hélier, Jersey JE4 8PQ, Channel Islands, itself represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto (“Vision Capital”);

•

FCPI SOGE INNOVATION 7, a French innovation mutual fund (fonds commun de placement dans I’innovation), represented by its manager (société de gestion), Société Générale Asset Management Alternative Investments, a French société anonyme with a share capital of EUR 68,672,885, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571, represented by Mr. Xavier Lorphelin pursuant to a power of attorney attached as Exhibit 0 hereto (“SGAM Al”);

•

FCPI SOGE INNOVATION EVOLUTION 3, a French innovation mutual fund (fonds commun de placement dans I’innovation), represented by its manager (société de gestion), Société Générale Asset Management Alternative Investments, a French société anonyme with a share capital of EUR 68,672,885, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571, represented by Mr. Xavier Lorphelin, pursuant to a power of attorney attached as Exhibit 0 hereto;

•

FCPI GEN-I, a French innovation mutual fund (fonds commun de placement dans I’innovation), represented by its manager (société de gestion), Société Générale Asset Management Alternative Investments, a French société anonyme with a share capital of EUR 68,672,885, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571, represented by Mr. Xavier Lorphelin, pursuant to a power of attorney attached as Exhibit 0 hereto;

•

FCPI GEN-I 2, a French innovation mutual fund (fonds commun de placement dans I’innovation), represented by its manager (société de gestion), Société Générale Asset Management Alternative Investments, a French société anonyme with a share capital of EUR 68,672,885, the registered office of which is located at 170, place Henri Regnault, 92400

Shareholders’ Agreement – Sequans E round

Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571, represented by Mr. Xavier Lorphelin, pursuant to a power of attorney attached as Exhibit 0 hereto;

•

KENNET II L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, acting by its manager, Kennet Capital Management (Jersey) Limited (“the Kennet II Manager”), having its registered office at 47 Esplanade, St Helier, Jersey JE1 0BD (“Kennet II”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto,

•

KING STREET PARTNERS L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, acting by its manager, the Kennet II Manager, having its registered office at 47 Esplanade, St Helier, Jersey JE1 0BD (“King Street”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto,

(Kennet II and King Street are hereafter collectively referred to as “Kennet”, acting jointly but not severally (conjointement mais non solidairement),

(each an “Existing Financial Investor” and collectively the “Existing Financial Investors”),

OF THE THIRD PART,

AND:

•

MOTOROLA Inc., a Delaware corporation, whose principal place of business is 1303 E. Algonquin Road, Schaumburg, Illinois USA 60196 (“Motorola Inc.”), represented by Mr. Bruce Tuch, pursuant to a power of attorney attached as Exhibit 0 hereto

•

ALCATEL-LUCENT PARTICIPATIONS, a French société anonyme with a registered share capital of EUR 4.913.119.470, the registered office of which is located at 54, rue La Boétie -75008 Paris, France, registered with the registry of commerce and companies of Paris, under number 333 150 043 (“ALCATEL-LUCENT”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

(each a “Existing Corporate Investor” and collectively the “Existing Corporate Investors”),

OF THE FOURTH PART,

AND:

•

GATEWAY NET TRADING PTE. LIMITED, a corporation established under Singapore Law and a wholly owned subsidiary of RELIANCE COMMUNICATIONS LIMITED, having its registered office at Singapore 189677 15, beach road, # 03- 07, Beach Centre, (“RELIANCE”) represented by Mr. Nicolas von Bülow pursuant to a power of attorney attached as Exhibit 0 hereto

•

SWISSCOM AG, a company established under Swiss Law, registered with the registry of commerce of Bern under number CH-035.8.018.212-7, having its registered office in Ittingen, at Alte Tiefenaustr 6, Worblaufen, 3050 Bern - Switzerland (“SWISSCOM”) represented by Mr Dominique Mégret and Mr. Daniel Ritz, themselves represented by Mr. Frank Lipworth pursuant to a power of attorney attached as Exhibit 0 hereto

(RELIANCE and SWISSCOM are hereafter referred to each as a “New Corporate Investor” and collectively the “New Corporate Investors”)

Shareholders’ Agreement – Sequans E round

•

FONDS DE CO-INVESTISSEMENT DIRECT (FCID), a French venture capital mutual fund (fonds commun de placement à risques), (“FCID”) represented by its manager (société de gestion), CDC Entreprises, a French société par actions simplifiée with a registered share capital of EUR 2 920 000, the registered office of which is located at Tour Maine Montparnasse, 33 avenue du Maine, BP 174 75755 Paris Cedex 15, France, registered with the registry of commerce and companies of Paris, under number 433 975 224 represented by Mr. Christian Deblaye, it self represented by Mrs. Nadia Sarri, pursuant to a power of attorney attached as Exhibit 0 hereto,

•

HANTECH INTERNATIONAL VENTURE CAPITAL CORPORATION, a corporation established under the International Business Companies (British Virgin Islands) Act 1996, having its registered office at Citco Building, P.O. box 662, Road Town, Tortola, British Virgin Islands, (“HANTECH”) acting by its managing general partner, H&Q Taiwan Co. Ltd., a corporation established under Companies (Taiwan) Act 1986, having its registered office at 333 Keelung Road Section 1, Suite 3201, Taipei, 110, Taiwan, represented by Mr Rick Chiang in its capacity of Managing Director, itself represented by Mr. Nicolas von Bülow, pursuant to a power of attorney attached as Exhibit 0 hereto,

(FCID and HANTECH are hereafter referred to each as a “New Financial Investor” and collectively as the “New Financial Investors”)

The New Corporate Investors and the New Financial Investors are hereinafter referred to each as a

“New E Investor” and collectively as the “New E Investors”),

OF THE FIFTH PART,

The Existing Financial Investors, the Existing Corporate Investors (the “Existing Investors”), and the New E Investors are collectively hereafter referred to as the “Investors”, acting severally but not jointly (conjointement et non solidairement) and individually as an “Investor” acting severally but not jointly (conjointement et non solidairement)

AND:

SEQUANS COMMUNICATIONS, a French société anonyme with a registered share capital of EUR 431,246.44, the registered office of which is located at 19, Parvis de La Défense – 92800 Puteaux, France, registered with the registry of commerce and companies of Nanterre, under number 450 249 677, represented by Mr. Georges Karam, acting in his capacity as chairman and managing director (président - directeur général), which is entering into this agreement for the purposes of accepting the rights granted to it and acknowledging the obligations imposed on it pursuant to this agreement,

(the “Company”)

OF THE SIXTH PART

(the Founders, the Investors and the Company are hereafter collectively referred to as the “Parties” and individually as a “Party”)

WHEREAS:

(A)	The Company is engaged in the business of researching, developing and commercializing silicon and software solutions in the areas of broadband wireless access, specifically compliant with WiMAX standard or other similar broadband wireless standards.

(B)

On January 31, 2008, the extraordinary general meeting of the shareholders of the Company decided to issue 2,727,273 Series E Preferred Shares (actions de preference de catégorie E) at a price of EUR 2.024 par Series E Preferred Share. To each Series E Preferred Share is

Shareholders’ Agreement – Sequans E round

attached one ratchet warrant (bon de souscription d’actions de preference de catégorie E) (the “E Ratchet Warrant” and together with the Series E Preferred Share, the “ABSA E”), (hereafter the “Capital Increase”).

(C)	The aforesaid extraordinary general meeting also decided to issue 1,768,774 convertible bonds of the Company (the “E Convertible Bonds”), at a price and nominal value of EUR 2.024 par E Convertible Bond. Pursuant to specific terms and conditions defined in the Investment Agreement, each E Convertible Bond may be converted either in a Series E Preferred Share or an ABSA E, subject to the date of conversion.

(D)	It is on the basis of (i) the identity and experience of the Managing Founders, (ii) the Company’s growth prospects and plans as described in the Company’s business plan attached as Exhibit C to the E Round Investment Agreement (the “Business Plan”), that the Investors have accepted to invest an aggregate amount of EUR 9,099,999.13 in the Company (the “Investment”), pursuant to an investment agreement executed by the Parties on January 16, 2008 (the “Investment Agreement”).

(E)	The share capital of the Company prior to the Capital Increase consists of (i) series A preferred shares (actions de préférence, dites “de catégorie A”) (the “Series A Preferred Shares”), (ii) series B preferred shares (actions de préférence, dites “de catégorie B”) (the “Series B Preferred Shares”), (iii) series C shares (actions de preference, dites “de categorie C”) (the “Series C Preferred Shares”), and (iv) series D preferred shares (actions de préférence, dites “de catégorie D”) (the “Series D Preferred Shares”). It is specified that a ratchet warrant is attached to each issued Series C and D Preferred Share (the “C or D Ratchet Warrants”).

The share capital of the Company, immediately after the completion of the Capital Increase, will be held as set forth in the capitalization table attached as Exhibit B hereto.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Article 1 – Definitions

For the purposes of this Agreement, the terms listed hereafter shall have the following meaning:

Agreement	this shareholders’ agreement, as amended or supplemented from time to time by way of amendment signed by each of the Parties.

Attorney	has the meaning set out in Article 16.1.

Board of Directors	means the board of directors (conseil d’administration) of the Company.

By-laws	means the by-laws (statuts) of the Company as at January 31, 2008 as amended from time to time, subject to such amendments having been made in compliance with applicable laws and the rules set forth in this Agreement.

Contractual Undertaking	has the meaning ascribed to it in Article 16.2 hereof.

Corporate Observer	means the observer (“censeur”) appointed by a Corporate Investor and whose rights and obligations are defined by the By-laws and under Article 4.2 herein and Exhibit 4.2 (vi) appended hereto.

C Ratchet Warrants	means the ratchet warrants attached to the Series C Preferred Shares issued by the Company pursuant to the extraordinary general meeting of shareholders dated February 14, 2005.

Shareholders’ Agreement – Sequans E round

D Round Investment Agreements	means the investment agreements respectively executed on 22 June 2006, 23 October 2006 and 1st December 2006.

D Ratchet Warrants	means the ratchet warrants attached to the Series D Preferred Shares issued by the Company pursuant to (i) the extraordinary general meeting of shareholders dated July 17, 2006, (ii) the extraordinary general meeting of shareholders dated November 17, 2006 and (iii) the Board of Directors dated December 1, 2006 by delegation of power of the aforesaid extraordinary general meeting of shareholders.

E Convertible Bonds	has the meaning ascribed to under paragraph C of the preamble hereof.

E Ratchet Warrants	means the ratchet warrants attached to (i) the Series E Preferred Shares issued by the Company pursuant to the extraordinary general meeting of shareholders dated January 31, 2008, and to be issued as a result of the conversion of the E Convertible Bonds issued by such extraordinary meeting, as well as (ii) those likely to be issued as a result of the Additional Investment referred to in Article 7 of the Investment Agreement.

Escrow	means the Caisse des Dépôts et Consignations in Paris or any bank of national or international standing that would agree to receive the relevant funds in escrow in accordance with the terms hereof.

Expected Proceeds	means at the time of an IPO or of a Liquidation Event the expected proceeds per Series E Preferred Share (including liquidation preference if any) should such IPO or Liquidation Event take place.

Free Transfer	has the meaning ascribed to it in Article 5.3 hereof.

Fully Diluted Capital	means (i) all Shares outstanding and (ii) all Shares issuable at a premium upon exercise, conversion, exchange or repayment, as the case may be, of the other Securities outstanding which may be exercised, converted, exchanged or repaid as at the relevant date. All C, D and E Ratchet Warrants shall be excluded for the purpose of this definition.

Industrial Investor	means any person active or intending to become active in the same business as the Company or in any competing business (including, for the avoidance of doubt, the Corporate Investors).

Investment Agreement	means the Investment Agreement signed by the Parties on January 16, 2008.

IPO	means the listing (cotation) of all or part of the Shares on an internationally recognized regulated market of the European Union or the Nasdaq National Market or New York Stock Exchange in the United States of America.

Liquidation Event	means (i) the merger, demerger or sale of the Company, resulting in a situation where one or more Third Parties acting in concert (“agissant de concert”) hold the majority of the equity share capital or the voting rights in the shareholders’ meetings, (ii) the sale of substantially all or all of the assets of the Company, or the sale or

Shareholders’ Agreement – Sequans E round

granting of an exclusive license on substantially all or all of the intellectual property rights owned by the Company, or (iii) the liquidation or the winding-up of the Company.

Member	means any member of the Board of Directors.

Ordinary Shares	means all ordinary shares (actions ordinaires) of the Company which may be issued by the Company.

Party	a signatory of this Agreement.

Preferred Shares	means collectively the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares and the Series E Preferred Shares actually issued or which will be issued by the Company.

Qualified IPO	means any IPO with respect to which the subscription to the capital increase of the Company effected at the time of the offering results in net proceeds to the Company (after deduction of underwriting discounts and commission) at least equal to EUR 25,000,000 and where the Expected Proceeds for the New E Investors would be above the Threshold Proceeds Level, it being specified that this condition will be deemed to have been met if the contemplated mid range of the contemplated listing price of the Securities exceeds such Threshold Proceeds Level.

Qualified Majority	means the approval of shareholders convened in a general meeting of the Company representing 75% of the Shares.

Securities	(i) the Shares;

(ii) the securities or rights, including (a) founders’ warrants (bons de souscription de parts de créateurs d’entreprise), (b) regular warrants (bons de souscription d’actions autonomes) including E Ratchet Warrants and other C and D Ratchet Warrants, and (c) employee stock options (options de souscription d’actions) and (d) E Convertible Bonds, entitling their holders, immediately or on a due date, to subscribe or otherwise acquire Shares;

(iii) the subscription rights attached to the Shares as well as to the securities mentioned in (ii) above, in the event of an issue of Shares or other securities giving a right, immediately or on a due date, to subscribe or otherwise acquire Shares; and

(iv) any rights to receive free Shares or securities as well as to the securities mentioned in paragraph (ii) above, which any of the Parties hold or may hold, for any reason whatsoever.

Series A Preferred Shares	means the series A preferred shares (“actions de préférence de de catégorie A”) with the preference rights described in the By-laws actually issued or which will be issued by the Company.
Series B Preferred Shares	means the series B preferred shares (“actions de préférence de de catégorie B”) with the preference rights described in the By-laws actually issued or which will be issued by the Company.

Series C Preferred Shares	means the series C preferred shares (“actions de préférence de de catégorie C”) with the preference rights described in the By-laws actually issued or which will be issued by the Company.

Shareholders’ Agreement – Sequans E round

Series D Preferred Shares	means the series D preferred shares (“actions de préférence de de catégorie D”) with the preference rights described in the By-laws actually issued or which will be issued by the Company.

Series E Preferred Shares	means the series E preferred shares (“actions de préférence de catégorie E”) with the preference rights described in the By-laws actually issued or which will be issued by the Company.

Shares	the shares actually issued or which will have been issued by the Company in representation of its capital irrespective of their class or category.

Subsidiary	any company controlled by the Company within the meaning of article L. 233-3 of the French commercial code.

Target Liquidity Date	has the meaning ascribed to it in Article 11.1 hereof

Threshold Proceeds Level	means for the New E Investors, proceeds per Series E Preferred Share equal to 1.8 times the subscription price of each of the New E Investors Series E Preferred Shares (as adjusted, as the case may be, in case of exercise by New E Investors of their E Ratchet Warrants).

Third Party	any individual, corporation or other legal entity other than a Party.

Transfer	any transaction resulting in a transfer of ownership (propriété, nu-propriété ou usufruit) for any reason whatsoever (including but not limited to sales, gratuities, partial contributions of assets, mergers, demergers, or any combination of these methods of transfer of ownership).

In this Agreement:

(a)	the titles given to Articles, Clauses and Exhibits are for ease of reference only and shall in no case impact on the interpretation of this Agreement;

(b)	the introduction of the Parties, the preamble or recital and the Exhibits are an integral parts of this Agreement; and

(c)	unless a contrary indication appears, (i) references to Articles, Clauses and Exhibits shall be construed as references to Articles, Clauses of and Exhibits to this Agreement, (ii) references to an agreement or other document or instrument shall be deemed to include also all modifications or amendments to that agreement, document or instrument, and (iii) when a time is mentioned, it refers to Paris time.

Article 2 – Purpose of the Agreement

The purpose of the Agreement is to set out the rights and obligations of the Parties and the terms and conditions they have agreed to respect for the duration of this Agreement in pursuing their common objectives through the Company, it being specified that unless otherwise specified herein, there is no solidarity of interest between the Parties

This Agreement is entered into on January 31, 2008 as an amendment to and restatement of the former Shareholders Agreement of July 17, 2006 entered into by and among the Founders and the Existing Investors (and as amended by the Deeds of Adherences executed on November 17, 2006 and December 1st, 2006), which is superseded and replaced in all its provisions by this Agreement as of the date hereof.

Shareholders’ Agreement – Sequans E round

Article 3 – Representations and Warranties

Each Party represents and warrants to the other Parties:

(i)	for the Parties who are legal entities and investment funds, that:

•

it is legally incorporated or formed and in good standing under French law or the laws of the jurisdiction where it is established and that its legal representative has full powers and authority to sign and implement the Agreement;

•	the execution and implementation of the Agreement have been validly authorized by such Party’s competent bodies;

(ii)	for the Parties who are natural persons, that:

•	he or she has the capacity to sign and implement the Agreement;

•

the execution and implementation of the Agreement does not and will not result in a breach, termination or amendment of any term or condition of any other contract or deed to which such Party is a party and that the Agreement is not contrary to any term of any such contracts or deeds;

•

it is not currently a party to and will not enter into any separate agreement regarding the rights and obligations of the Parties set forth in this Agreement, except for the Investment Agreement and for the Contractual Undertaking attached hereto in a draft form.

(iii)	Additionally, each of the Parties represents and warrants that, for the purposes of entering into the transactions contemplated by this Agreement it/he/she has entered into such transactions entirely on the basis of its/his/her own assessment of the risks and effect thereof and, for the avoidance of doubt, each of the Founders confirms that he is owed no duty of care by the New E Investors.

Article 4 – Administration of the Company

4.1.	As to the administration and management of the Company, the Parties irrevocably undertake to comply with the legal provisions applicable to the Company, the provisions of this Agreement, as well as the by-laws (statuts) of the Company (the “By-laws”), as amended from time to time; it being expressly agreed that, in the event of a conflict between the By-laws and this Agreement, the By-Laws shall prevail between the Parties.

4.2.	The Parties undertake to use their respective best efforts so that the Board of Directors be composed, at all times while the Agreement is in effect, in accordance with the following principles:

(i)	the Board of Directors shall have a maximum of five (5) members, unless the Members unanimously decide otherwise;

(ii)	one (1) Member shall be appointed among the candidates (if any) proposed by the shareholders holding Series A Preferred Shares, it being specified that at the date hereof such Member shall be Mr. Georges Karam (the “Founder Member”);

Shareholders’ Agreement – Sequans E round

(iii)	one (1) Member shall be appointed among the candidates (if any) proposed by Kennet, it being specified that at the date hereof such Member shall be Kennet Venture Partners represented by Mr. Michael Elias (the “Kennet Member”);

(iv)	one (1) Member shall be appointed among the candidates (if any) proposed by Vision Capital, it being specified that at the date hereof such Member shall be Vision Capital III L.P. represented by Mr. Dominique Pitteloud (the “Vision Member”); and

(v)	one (1) Member shall be appointed among the candidates (if any) proposed by ADD ONE, it being specified that at the date hereof such Member shall be ADD One Management represented by Mr. David Ong (the “Add One Member”).

(vi)	one (1) Member shall be an independent member from the industry appointed among candidates unanimously approved by the Board of Directors, it being specified that at the date hereof such Member shall be Mr. Zvi Slonimsky (the “Independent Member”); and

The Kennet Member, Add One Member and Vision Member will be referred to collectively as the “Investor Members” and individually as an “Investor Member”.

In case of a tie, the chairman (président) of the Board shall have a casting vote, subject, in any case, to the majority rules provided for in Article 4.3.

The chairman of the Board will be appointed by the majority of the Members among the Members. At the date hereof the chairman of the Board of Directors is Mr. Georges Karam, also acting as managing director (directeur general).

The term of office of the Members will be a 2-year period renewable, it being specified that the term of office of the Members who were already in office prior to the date hereof shall be modified in order to take into account such term of office.

Additionally, at all times while the Agreement is in effect, each of the Investors who are not represented as Members of the Board of Directors shall have the right to appoint one observer (censeur) to the Board of Directors for a 2-year term, subject to the following conditions:

•

each Existing Corporate Investor shall have such right as long as it continues to hold (directly or via its respective affiliates, as defined in Article 5.3 (g) herein) at least 75% of the Series D Preferred Shares subscribed on 17 November 2006 or 1st December 2006; consequently, each Existing Corporate Investor shall irrevocably lose such right should its shareholding interest fall below the aforementioned 75% threshold;

•

RELIANCE shall have such personal right as long it continues to hold (directly or via its affiliates, as defined in Article 5.3 (g) herein) at least 75% of the Series E Preferred Shares subscribed on January 31, 2008 and, in case of conversion of its E Convertible Bonds, of the Series E Preferred Shares which shall be issued upon such conversion ; consequently, RELIANCE shall irrevocably lose such right should its shareholding interest decrease under the aforementioned 75% threshold;

•

each other Investor shall have such right as long as it continues to hold at least 4 % of the Shares (including the Series E Preferred Shares which shall be issued upon conversion of the E Convertible Bonds) under the conditions defined under Article 5.3 (a) herein; consequently, each of them shall irrevocably lose such right should its shareholding interest fall below the aforementioned 4% threshold.

Notwithstanding the foregoing, l-Source shall have the right to appoint one observer, irrespective of the percentage of the capital held by it. Investors which are not represented as Members of the Board of Directors and which have no right to appoint an observer, shall nonetheless be individually entitled to (i) meet the CEO of the Company twice a year,

Shareholders’ Agreement – Sequans E round

upon reasonable notice, for the purpose of obtaining information regarding the business and perspectives of the Company, and (ii) receive copies of the materials of the Board of Directors distributed to the Corporate Observers, subject to the restrictions set forth in the “Rights of the Corporate Observer and Confidentiality Rules” referred to below and which shall apply mutatis mutandis.

The Parties shall use their respective best efforts to appoint, as soon as possible, as an observer, any candidate (if any) proposed by Investors, as an observer (censeur), pursuant to the above principles, being specified that the observer selected by an Investor shall be an employee of such Investor or of one of its affiliates (as defined, mutatis mutandis, under article 5.3 (g) below).

For the avoidance of doubt, it is specified that as long as an Investor conforms to the shareholding condition set forth above, it will be entitled to have an observer and said Investor shall have the right, at the end of the mandate of its observer, to ask the Board of Directors to appoint a new observer (either the previous one or another one, at Investor’s discretion).

In addition, it is specified that the rights and obligations of any observer appointed by a Corporate Investor (referred to as the “Corporate Observer” for the purposes of this Agreement) shall also be governed by the “Rights of the Corporate Observer and Confidentiality Rules” attached as Exhibit 4.2 (vi) hereto. Besides, the Parties agree and acknowledge that such right to appoint a Corporate Observer shall be strictly unassignable and non-transferable.

Each observer (including Corporate Observers) shall receive copies of all notices of the Board of Directors’ meetings, consents, board minutes and other materials distributed to the Members at the time such materials are distributed to Members - in accordance, as regards Corporate Observers, with the restrictions set forth in the aforesaid “Rights of the Corporate Observer and Confidentiality Rules” - but shall have no voting right. In this respect and subject to the same restrictions, the Observers (including Corporate Observers) shall receive the information listed under Article 12.1 herein

The Members will use their best efforts to meet at least eight (4) times per year. If the Board of Directors has not met for more than sixteen (16) weeks, two (2) Members may convene a meeting on a specific agenda.

The chairman of the Company shall submit relevant reporting information to the Members no later than two (2) days before each official Board of Directors meeting.

The Company shall reimburse the Members and the observers (including Corporate Observers) for their reasonable travel expenses incurred to attend meetings of the Board of Directors (including but not limited to all economy class air travel tickets necessary to attend such Board of Directors’ meetings).

The Company and the Parties who are represented at the Board of Directors as Members undertake to use their respective best efforts so that, as long as the Agreement is in effect, should the Company or any Party receive an offer that would result in a potential Liquidation Event, the Board of Directors and/or the relevant Party shall neither address this offer, nor take any decision, unless such issue is mentioned on the Agenda included in the notice of Board meeting sent to Members and Observers. In this respect, the Company shall comply with the rules regulating the meetings of the Board of Directors and notices for such meeting, and particularly the time periods prescribed by this Agreement, the law and the By-laws.

4.3.	The Company and the Parties who are represented at the Board of Directors as Members undertake to use their respective best efforts so that, as long as the Agreement will be in

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effect, the decisions listed below (whether they concern the Company or its Subsidiaries) will be subject to the prior approval of the Board of Directors including the positive vote of at least two (2) Investor Members:

(i)	Implementation of any loans, bonds credit facilities and, generally of any debt (including financial leases) of the Company as well as of any sureties, bill guarantees or guarantees of a global amount in excess of 200,000€ in one or several instances and not provided in the budget;

(ii)	Acquisition or disposal of a business or part of a business, or of any interest in another company or entity, or acquisition or sale of assets in an amount in excess of 250,000€.

4.4.	The Company and the Parties who are represented at the Board of Directors as Members or who are employees or directors of the Company or its subsidiaries undertake to use their respective best efforts so that, as long as the Agreement will be in effect, none of the decisions listed below may be validly adopted by the shareholders’ meeting of the Company or any other competent body of the Company or its Subsidiaries:

(a)	without the prior approval of a Qualified Majority, which may be sought by any means, in addition to any statutory provisions and of the By-laws:

(i)	any dividend or other distribution made to the shareholders of the Company;

(ii)	any decision to amend or replace the By-laws;

(iii)	any decision regarding the issuing, creation or cancellation of Securities which is not otherwise authorized by this agreement, the increase, redemption or reduction of the share capital, the issuance or authorization of the Securities reserved to employees or consultants; any decision to redeem, purchase or otherwise acquire any Securities;

(iv)	acquisition or disposal of a business or part of a business, or of any interest in another company or entity, or acquisition or sale of assets in an amount in excess of 250,000€;

(v)	any authorization of a Liquidation Event; and

(vi)	any decision to make an IPO.

(b)	without the prior approval of holders of at least 2/3 of the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Series D Preferred Shares and/or the Series E Preferred Shares, as the case may be, under the form of decisions of the special meeting of the holders of such Preferred Shares (assemblée spéciale des porteurs d’actions de preference), the amendment of the characteristics of such class of Preferred Shares or of the rights attached thereto.

For the avoidance of doubt, the above described majority rule shall only apply to changes of rights of a given series of Preferred Shares per se, it being specified that the holders of Preferred Shares undertake not to vote against the creation of a new class of Shares with priority ranking over them, if such issue has been approved pursuant to the provisions of paragraph (a) above, in any special meeting necessary to create such new class of shares.

(c)	without the prior approval of 75% of the holders of the concerned class of Preferred Shares, which may be sought by any means, in addition to any statutory provisions and of the By-laws:

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(i)	any decision to convert any such class of Preferred Shares into Ordinary Shares or into another class of Preferred Shares; and

(ii)	any decision to redeem any such class of Preferred Shares.

For the avoidance of doubt, the redemption of Shares that may be decided by the Company pursuant to the majority rules stated above will result in an offer made by the Company to its shareholders (or to the holders of one or of several class of Shares, as the case may be), each such shareholders being free to accept this redemption offer or to keep its Shares. This provision will only apply stricto sensu to redemption (rachat d’actions par la société non motivé par des pertes).

4.5.	The prior approval referred to in Articles 4.3 and 4.4 above shall be in addition to any vote of the shareholders or decision of the competent corporate body of the Company or its Subsidiaries required by law or by the By-laws. Any of the thresholds (and, for the avoidance of doubt, not the percentages of votes which can not be modified by the Board) mentioned in Article 4.3 (i) and (ii) and Article 4.4 (iv) above may be modified by a unanimous decision of all the Members of the Board of Directors once a year.

The aforesaid provision shall not apply to Corporate Investors which, in their capacity of shareholders, only undertake to vote in shareholders’ meetings so that the Board of Directors be composed as provided for by Article 4.7 of this Agreement.

4.6.	The preference right to appoint a Member, as granted to some of the Existing Investors pursuant to in Article 4.2 above, shall be automatically terminated as soon as each such Existing Investors shall cease to hold directly or indirectly through a Subsidiary 5% of the Shares.

4.7.	The Parties hereby undertake to vote or cause to vote in favour of any shareholders’ or Board of Directors’ resolution and more generally to take any action (including, but not limited to, regarding any amendment of the By-laws) required to effect and implement the provisions of this Article 4, upon the first written request of any Founder or Investors holding at least 5% of the Shares.

For the avoidance of doubt, for any decision listed in Article 4.3 (a) and (b) which would not have been approved in accordance with the majority rules respectively provided for in such paragraphs, each of the Parties undertakes to vote against or to abstain (as long as abstention is effectively considered as a negative vote) at any shareholders meeting or Board of Directors’ meetings (for Parties who are represented as Members) which is convened to deliberate on such decisions.

Article 5 – Pre-emptive Right

5.1.	Prior to any Transfer by a Party (hereafter referred to as a “Transferor”) of all or part of its Shares (hereafter referred to as the “Transferred Shares”) to a Party or a Third Party (hereafter referred to as the “Transferee”), the Transferor shall provide notification of the proposed Transfer (the “Proposed Transfer”) to the other Parties (hereafter referred to as the “Other Parties”, including the Transferee if it is a Party) and to the Company specifying the identity and the nature of the Transferee (Party or Third Party), the identity of the person controlling the Third Party (as the case may be), the number of Shares subject to the Proposed Transfer, the price offered by the Transferee (or, in the circumstances provided for in Article 5.2(b)(ii) below, by the Transferor), and a description of the transaction upon which the Transfer is to be effected.

5.2.	Each Transferor grants to the Other Parties (except the Company), in the event of a Proposed Transfer, a pre-emptive right over the Transferred Shares. This right is granted to

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the Other Parties irrespective of the class of Shares they hold.

The Other Parties will have thirty (30) days as from receipt of notice of the Proposed Transfer to notify the Transferor and the Company of their intent to exercise their pre-emptive right.

The pre-emptive right provided for in this Article 5 will be exercisable as follows:

a)	the pre-emptive right of the Other Parties may only be exercised in respect of all of the Transferred Shares, i.e. for said pre-emptive right to be validly exercised, the total number of Transferred Shares offered to be purchased by the Other Parties must be equal to the number of Transferred Shares;

b)	in case of exercise of the pre-emptive right, the purchase price of the Transferred Shares will be:

(i)	in case of a sale (vente) of the Transferred Shares entirely for cash (numéraire), the purchase price agreed upon by the Transferor and the Transferee, or

(ii)	in all other cases, in particular in the event of a donation, exchange, contribution, merger or demerger or any combination of such forms of ownership transfer, the price offered in good faith by the Transferor or, in the event of a disagreement, the price determined by an expert appointed, upon request of the disagreeing Party or Parties, by order of the President of the Commercial Court (Tribunal de commerce) of Paris, ruling in a summary form (forme des référés) and without appeal, as set forth in article 1843-4 of the French civil code;

c)	if the total number of Transferred Shares offered to be purchased by the Other Parties is equal or superior to the number of Transferred Shares, the Transferred Shares will be sold to the Other Parties having exercised their pre-emptive right in proportion (unless otherwise agreed between the Other Parties) to the ratio of the number of Shares held by each such exercising Other Party to the total number of Shares held by said exercising Other Party as a group, and in any case for each Other Party within the limit of the total number of Transferred Shares he offered to purchase. Any remaining Share or Shares (in case of rompus) will be transferred to the Other Parties holding the largest number of Shares or, in case of a draw, having first notified its intention to exercise its preemptive right or, in case of another draw, having requested the largest number of Transferred Shares. Such Transfer shall take place within the time period specified in the notification of the Proposed Transfer or, in the absence of any such period, within fifteen (15) days of the expiration of the one-month pre-emptive period provided for above;

d)	in the absence of any offer to purchase or, if the offers to purchase of the Other Parties concern a number of Transferred Shares inferior to the number of Transferred Shares, the Transferor may proceed with the Proposed Transfer subject to compliance with the provisions of Article 18 hereof and provided that such Transfer be completed within thirty (30) days of the expiration of the 30-day pre-emptive period provided for above, failing which the Transferor shall be bound to conform again to the provisions of this Article 5;

e)	in the circumstances referred to in Article 5.2(b)(ii) above, in the event of disagreement of one Other Party with the price at which the Transferred Shares are offered, the disagreement shall be notified to the Transferor, the Other Parties not concerned and the Company within the first fifteen (15) days of the thirty (30) day period allowed for the exercise of the pre-emptive right. The appointed expert shall, within thirty (30) days of his designation, deliver his report to the Transferor and the Company which shall notify it to each of the Other Parties Any disagreement duly notified shall cause to be void the exercise of any preemptive-right which may have been notified by an Other Party prior to the notification of the expert’s report. All Other Parties may then exercise their preemptive-right, at the price determined by the expert under the terms of Article 5.2(b)(ii), within fifteen (15) days of the notification of the price determined by the expert;

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f)	the Transferor shall not benefit from any right of withdrawal, save for instances where the price determined by the expert in accordance with the provisions of Article 5.2(b)(ii) and Article 5.2(e) above shall be inferior to the price offered by the Transferor and provided that the Transferor shall have informed the Other Parties and the Company that it intends to cancel the Proposed Transfer within five (5) days following the delivery of the expert’s report;

the expert’s fees shall be borne by the Transferor if the price determined by the expert is inferior to the price which the latter shall have offered and by the disagreeing Party(ies) prorata their respective holdings in the Company’s share capital in all other cases.

5.3.	As an exception to the foregoing, the pre-emptive right granted by each Transferor to the Other Parties pursuant to Article 5.2 above shall not apply in case of a Transfer (a “Free Transfer”):

(a)	by a holder which is an Investment Fund or by its trustee, custodian or nominee:

(i)	to any trustee, nominee or custodian for such fund and vice versa;

(ii)	to any other Investment Fund managed by the same manager or advised by the same advisor or whose management is delegated to the same delegate as the transferring Investment Fund;

(ii)	to a trustee, nominee, custodian or to a Group Member of any of the persons referred to in sub-paragraphs (i) or (ii) of paragraph (a) above of this Article 5.3; or

(iv)	in the case of the transfer by an Investment Fund of 75% or more of its portfolio pursuant to one or more transactions to any other Investment Fund or to a series of Investment Funds that are Group Members with respect of each other.

where:

Investment Fund is any person, company, trust, limited partnership or fund holding shares for investment purposes and not being a member of the Company by virtue of being an employee or ex-employee a Group Member, as regards any company, is a company which is for the time being a holding company or a subsidiary of that company or of any such holding company ; and

Any change in (or change in the respective entitlements of) the partners, participants, shareholders, unitholders (or any other interests) in any member which is an Investment Fund or any mortgage, charge or other encumbrance created over their interest in any such Investment Fund shall not be regarded as a Transfer.

(b)	to any Member, within the limit of the number of Shares required to exercise the duties of a Member, it being specified that the resale of the same number of Shares by the said new Member, upon the termination of his duties as Member, to the shareholder it had received such Shares from, shall also be exempted from the pre-emptive right provided in this Article 5;

(c)	by a Founder (other than Georges Karam and/or Bertand Debray) to another Founder,

(d)	by a Founder to his/her spouse or any of his direct ascendant or descendant, should said Transfer be driven by estate planning purpose, or result from the death of said Founder;

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(e)	by a Managing Founder to a holding company that is only engaged in personal asset management activities and of which the Transferor owns at least the qualified majority in the extraordinary shareholders’ meetings, the remaining voting rights being owned by the spouse of the Transferor and/or by any of his direct ascendant or descendant, or any direct family member;

(f)	made pursuant to Articles 8 and 9 or Article 11.2 hereof;

(g)	by a Corporate Investor to one of its affiliates, it being specified that for the purpose of this Agreement, an entity shall be considered an affiliate of another legal entity which, directly or indirectly through one or several entities, controls or is controlled by, or is under common control with such Corporate Investor, or is controlled, directly or indirectly, through one or several entities, by or is under common control with a body which controls such Corporate Investor, directly or indirectly through one or several entities. In this way, the term “control” (or the verb “to control”) has the meaning ascribed to this term by article L.233-3 of the French Commercial Code.

provided that, each of the following conditions shall be met, it being specified that the second condition (as detailed under (ii) hereafter) shall not apply to Corporate Investors:

(i)	in the circumstances referred to in Articles 5.3(a) to Article 5.3(e) above, the Transferee (or the manager thereof if the Transferee is an investment fund) shall have adhered to the Agreement or to the Contractual Undertaking, as the case may be, and shall have handed to the Company a declaration, substantially in the form of declaration attached as Exhibit 5.3, pursuant to which it undertakes to comply with any and all of the Transferor’s obligations under the Agreement with respect to the Shares so transferred no later than upon the completion of the Transfer as provided in Article 18 hereof;

(ii)	in the circumstances referred to in Article 5.3(a), Article 5.3(b) and Article 5.3(e) above, the Transferee shall have handed to the Company a declaration, substantially in the form of declaration attached as Exhibit 5.3, pursuant to which it undertakes to transfer back the relevant Share(s) to the Transferor in the event the Transferee were to cease meeting the conditions which exempted the Transfer from the pre-emptive right, said Shares being transferred back to the Transferor or to any Party if the Transferor were no longer a Party at the time of such Transfer; and

provided further that, except for the exemptions expressly provided for in this Article 5.3:

(i)	prior to any Liquidation Event, IPO or sale by the Investors of at least 50% of their respective shareholding in the Company (as resulting from the Capital Increase, and, as the case may be, from the Additional Investment) and during a 3-year period from the 14 February 2005 neither the Founders (as far as the concerned Founder is still an employee or managing director of the Company at the date of the Transfer) nor any permitted transferee of its respective Shares pursuant to this Article 5.3 shall be entitled to sell more than 10% of the total number of Shares held (i) by said Founders as at the date hereof, or (ii) by said permitted transferees as at the date of the Transfer of the Shares to them, without the prior written consent of D Investors holding together more than 50% of the D Preferred Shares; and

(ii)	after the end of said 3-year period, the Founders and their permitted transferees shall each be entitled to sell up to 33,33%, 60% or 100% of their Shares respectively during each of the fourth, fifth and sixth years following the 14 February 2005. It is specified, for the sake of clarity, that the Founders shall be entitled to sell up to 100% of their Shares after the 14 February 2011.

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Article 6 – Full Tag - Along Right (droit de sortie conjointe totale)

6.1.	In the circumstances where one or several Parties (referred to as the “Concerned Party” in this Article 6) would consider the Transfer of Shares (other than a Free Transfer) to one or more Parties and/or Third Parties acting in concert (agissant de concert) (together referred to as the “Acquiror” in this Article 6) of such number of Shares that, as a result of such Transfer, the Acquiror would hold more than 50% of the share capital of the Company (referred to as the “Control” in this Article 6), the other Parties (hereafter referred to as the “Non-Concerned Parties”) shall have a full tag-along right, pursuant to which each of the Non-Concerned Parties may transfer to the Acquiror, all or part of its Shares on the same terms and conditions as offered by the Acquiror to the Concerned Party.

The Parties shall be entitled to exercise their pre-emptive right provided for in Article 5 above, provided that in the case such Party(ies), as a result of this exercise, fulfill the condition mentioned above and become(s) an Acquiror (such pre-empting Parties being then deemed to be acting in concert), then the Other Parties may exercise the tag-along right provided for in this Article 6.

The Non-Concerned Parties will also benefit from the same tag-along right in case of a Transfer of Shares to an Industrial Investor (including, for the avoidance of doubt, the Corporate Investors) such as the Industrial Investor would hold 1/3 of the share capital of the Company as a result of the Transfer (hereinafter also referred to as the “Acquiror” in this Article 6). In this particular case, the price of the Offered Shares, as this term is defined hereafter, will be determined pursuant to Article 6.3.2(ii).

Accordingly, prior to the Transfer of any or all of its Shares and before to make any commitment in respect of such Transfer, the Concerned Party shall secure the Acquiror’s irrevocable undertaking to purchase such Shares of the Non-Concerned Parties that they may wish to sell, on the same terms and conditions as offered by the Acquiror to the Concerned Party except that the Non-Concerned Parties shall not be required to make any representations or grant any warranties with respect to the Company and its business.

6.2.	Hence, in the circumstances referred to in Article 6.1 above, the Concerned Party shall inform each of the Non-Concerned Parties in the notification provided for in Article 5.1 hereof, and the Company, that the Proposed Transfer referred to in said Article 5.1 may result in the exercise of the full tag-along right provided for in this Article 6.

6.3.	The Non-Concerned Parties shall have a period of thirty (30) days from receipt of the notice referred to in Article 6.2 above to exercise their full tag-along right in accordance with the following terms and conditions, or their pre-emptive right as provided in Article 5 above:

6.3.1.	If the Non-Concerned Parties wish to exercise their full tag-along right, they shall notify the Concerned Party and the Company, prior to the expiration of the thirty (30) day period referred to above, of the number of Shares that they wish to transfer (the “Offered Shares”).

6.3.2.	In the event of exercise by any Non-Concerned Party of its full tag-along right, the purchase price per Share payable by the Acquiror for the Offered Shares will be equal to:

(i)	if the price per Share agreed upon by the Acquiror and the Concerned Party is in cash, the greater of (a) the said price per Share, and (b) the average purchase or subscription price per Share paid by the Acquiror to acquire Shares in the six (6) months preceding the notification provided for in Article 6.2 above, subject in any case to the liquidation preference right of the Preferred Shares as case may be, even if this results in reducing the price per Share finally offered to the Concerned Parties, or

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(ii)	in all other cases, the price offered in good faith by the Acquiror or, in case of a disagreement, determined by an expert appointed, upon request of the disagreeing Non-Concerned Party or Parties, by order of the President of the Commercial Court (Tribunal de commerce) of Paris, ruling in a summary form (forme des référés) and without appeal, as set forth in article 1843-4 of the French civil code. All disagreements on the price will be resolved, mutatis mutandis, in accordance with the provisions of Article 5.2(e) of the Agreement, subject to the liquidation preference right of the Preferred Shares as case may be, even if this results in reducing the price per Share finally offered to the Concerned Parties.

6.3.3.	In the event of exercise by any of the Non-Concerned Parties of its full tag-along right, the Transfer of the Offered Shares shall take place within the time period mentioned in the notified Proposed Transfer or, absent any such period, within 15 days of the expiration of the thirty-day period provided for to exercise the full tag-along right set forth in this Article 6 or within 15 days of the date of the expert’s report, as the case may be.

6.4.	In order to ensure the purchase by the Acquiror of the Offered Shares and payment thereof within said period, the Concerned Party shall only transfer ownership of the Transferred Shares to the Acquiror and receive the price therefor if the Acquiror is simultaneously transferred ownership of, and pays the transfer price of the Offered Shares.

6.5.	In the event that, in the course of a duly notified Transfer, no Party shall have exercised its full tag-along right, the notifying Party shall proceed with the Transfer in strict compliance with the terms and schedule of the notified Proposed Transfer or, absent any such schedule, within thirty (30) days of the expiry of the pre-emptive and full tag-along rights exercise periods.

Should the notifying Party fail to do so, it shall be bound, prior to any Transfer of its Securities, to conform again to the provisions of the Agreement.

Article 7 – Proportional Tag-Along Right (droit de sortie conjointe proportionnelle)

7.1	In the event of a Proposed Transfer by any Transferor to a Party or a Third Party (the “Acquiror” in this Article 7.1) of Shares resulting in a Transfer of Shares (other than a Free Transfer), the Transferor shall procure that each other Party (other than (i) the Transferor, (ii), as the case may be, the Acquiror and (iii) the Parties not holding Shares of the same class(es) than the Shares that the Transferor is proposing to transfer – the “Non Concerned Parties”) so requesting within the thirty (30) day period provided for in the second paragraph of Article 5.2 above (the “Interested Party” in this Article 7.1) be able to transfer to the Acquiror a maximum number “N” of Shares (the “Tagged Shares”) calculated as follows :

	N =	TTS	x A
THS

where:		TTS:	is the total number of Shares proposed to be transferred by the Transferor;

		THS:	is the total number of Shares of the same class than the Shares proposed to be transferred by the Transferor, held by the Transferor at the date of notification of the relevant Proposed Transfer to the Interested Party pursuant to Article 5.1 above.

		A:	is equal to the total number of Shares of the same class than the Shares proposed to be transferred by the Transferor, held by a given Interested Party exercising its proportional tag-along right under this

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Article 7 as at the date of notification by the Interested Party of its intent to exercise its proportional tag-along right.

provided that, “N” shall be rounded down to the highest whole number.

Notwithstanding the foregoing, the provisions of this Article 7.1 shall not apply to Transfers which do not exceed for any Transferor, in one or several Transfers, 10% of the total number of Shares held on a Fully Diluted Capital basis by said Transferor as at the date hereof.

Accordingly, prior to the Transfer of any or all of its Shares, the Interested Party shall secure the Acquiror’s irrevocable undertaking to purchase such Shares that the Interested Party(ies) may wish to sell as set forth in this Article 7.1. Parties exercising their preemptive right provided for in Article 5 above on the Proposed Transfer shall also be bound to purchase Tagged Shares of the Interested Party(ies).

7.2	In the event of exercise by any Non-Concerned Party of its proportional tag-along right, the purchase price per Share payable by the Acquiror the Tagged Shares will be equal to:

(i)	if the price per Share agreed upon by the Acquiror and the Concerned Party is in cash, the greater of (a) the said price per Share, and (b) the average purchase price per Share paid by the Acquiror to acquire Shares in the six (6) months preceding the notification provided for in Article 5.1 above, or

(ii)	in all other cases, the price offered in good faith by the Acquiror or, in case of a disagreement, determined by an expert appointed, upon request of the disagreeing Non-Concerned Party or Parties, by order of the President of the Commercial Court (Tribunal de commerce) of Paris, ruling in a summary form (forme des référés) and without appeal, as set forth in article 1843-4 of the French civil code. All disagreements on the price will be resolved, mutatis mutandis, in accordance with the provisions of Article 5.2(f) of the Agreement.

7.3.	In the event of exercise by any of the Non-Concerned Parties of its proportional tag-along right, the Transfer of the Tagged Shares shall take place within the time period mentioned in the notified Proposed Transfer or, absent any such period, within 15 days of the expiration of the thirty-day period provided for to exercise the proportional-along right set forth in this Article 7 or within 15 days of the date of the expert’s report, as the case may be.

7.4	In order to ensure the purchase by the Acquiror of the Tagged Shares and payment thereof within said period, the Concerned Party shall only transfer ownership of the Shares proposed to the Transfer (as reduced as a result of the tag along rights) to the Acquiror and receive the price therefore if the Acquiror is simultaneously transferred ownership of, and pays the transfer price of the Tagged Shares.

7.5	In the event that, in the course of a duly notified Transfer, no Party shall have exercised its proportionate tag-along right, the notifying Party shall proceed with the Transfer in strict compliance with the terms and schedule of the notified Proposed Transfer or, absent any such schedule, within thirty (30) days of the expiry of the pre-emptive and proportionate tag-along rights exercise periods.

Should the notifying Party fail to do so, it shall be bound, prior to any Transfer of its Securities, to conform again to the provisions of the Agreement.

Article 8 – Drag – Along

8.1.	Content of the Option

It is agreed that:

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(i)	should any Party or Third Party, acting alone or in concert within the meaning of article L. 233-10 of the French commercial code (the “Beneficiary”) offer to purchase one hundred per-cent (100%) of the Fully Diluted Capital of the Company (the “Offer”), and

(ii)	should the Offer be accepted by Parties holding at least a Qualified Majority (subject to prior compliance with the provisions of the last paragraph of Section 4.2 and Section 4.3),

each Party (hereafter collectively referred to as the “Promissors” and individually as a “Promissor”) shall, if so requested by the Beneficiary, transfer their Shares to the Beneficiary.

For this purpose, the Promissors hereby grant the Beneficiary, as defined in this Article 8.1, the benefit of this irrevocable promise to sell (the “Option”).

The Parties considering to Transfer their Shares to the Beneficiary shall notify the other Parties, together with the notification provided for in Article 5.1 hereof, that the Proposed Transfer mentioned in the said Article 5.1 is in the context of an offer to purchase one hundred per-cent (100%) of the Company’s capital.

8.2.	Any Beneficiary may call the Option if it meets the condition set forth in Article 8.1.

8.3.	The Beneficiary shall notify each Promissor and the Company of its decision to call the Option within thirty (30) days of the day when the condition set forth in Article 8.1 is met. It shall also notify each Promissor of the terms of the accepted Offer, as well as of the written acceptance of Parties in the conditions referred to in Article 8.1 above.

8.4.	A Beneficiary may only call the Option in respect of all the Shares and Securities still held by the Promissors, and at one time only. If the Option is called by several Beneficiaries, the transferred Shares shall be allotted between them in proportion to the ratio of the number of Shares held by each such Beneficiary respectively to the total number of Shares held by the said Beneficiaries as a group as the time when the condition set forth in Article 8.1 shall have been met, unless the said Beneficiaries agree otherwise.

8.5.	If the Option is not called in accordance with the conditions set forth above, it will become null and void, without indemnity on any part.

8.6.	If the Option is called in accordance with the terms and within the period provided for above, each Party undertakes to transfer its Shares and E Convertible Bonds in exchange for the consideration (including the price and the payment terms of such Shares) described in the Offer which shall have been notified to it.

In addition, if requested by the Beneficiary, each Party undertakes to request the conversion of all the E Convertible Bonds it holds and to transfer all the Shares resulting from this exercise in accordance with the above paragraph.

Each Founder undertakes to exercise all the Founders’ Warrants (as such term is defined in Article 9.1) that he holds and that he is entitled to exercise at the date of the Transfer resulting from the Option and to transfer all the Shares resulting from this exercise in accordance with the above paragraph, provided that a Founder will not be obligated to exercise such Founders’ Warrants in the event the transfer of such Founders’ warrants as such is permitted by the applicable laws and regulations, or in the event the Beneficiary expressly accepts that such Founders’ Warrants are not exercised and are kept by the concerned Founder.

8.7.

If the Option is called in accordance with the terms and within the period referred to in Article 8.3 above at a price calculated in accordance with Article 8.6 above, the Transfer of Shares and the payment of the purchase price will take place no later than fifteen (15) days after the

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date on which the Option was called by the Beneficiary or at any other date mutually agreed upon in writing.

8.8.	The Transfer shall be conditional upon the delivery:

(i)	to each Promissor, in case of a sale (vente), of a bank check (or any document evidencing the execution of a wire transfer) in an amount equal to the purchase price of its Shares or, in case of a non-cash Transfer, of the relevant consideration determined as provided above;

(ii)	to each Beneficiary of a stock transfer form (ordre de mouvement) duly completed and signed, requesting the Company to effect the Transfer of the relevant Shares to the said Beneficiary in its share transfer registry (registre des mouvements de titres) and in the relevant securities holder’s account (compte individuel d’actionnaire).

8.9.	In a situation where the Beneficiary has validly exercised the Option pursuant to the provisions of this Article 8 yet where the Promissor has defaulted in the execution of his obligations hereunder, the Beneficiary may deposit the price of the Shares for which the Option has been exercised in escrow at the Escrow. In such case, the mere remittance to the Company of a copy of the exercice notice of the Option and a receipt from the Escrow shall be deemed a duly executed transfer order and shall cause the Company, which the Company hereby accepts, to register the corresponding transfer of Shares in the shareholders registry (registre des mouvements de titres) and the relevant individual securities holders’ accounts (compte individuel d’actionnaire).

Article 9 – Departure of the Founders and the Managing Founders – Undertaking of the Founders and the Managing Founders

9.1	Each Founder hereby agrees and acknowledges that, in case any such Founder were to (i) resign (other than due to a permanent invalidity or the decease or permanent invalidity of his spouse or of one of his children), or (ii) be terminated as an employee of the Company for serious cause (faute grave ou lourde), or (iii) be dismissed (révoqué) from his office (mandat social) for a cause similar than a serious cause (faute grave ou lourde) under French labor law, before the expiration of a three (3) year period as from 14 February 2005 (in each case, the “Departure”), such Founder:

(i)	would no longer be entitled to exercise, at the end of a period of thirty (30) days from the effective date of Departure, the warrants (bons de souscription de parts de créateur d’entreprise) and stock options issued, outstanding and vested (in accordance with the vesting period applicable to each plan, which, for the avoidance of doubt, will start as from the date of attribution of the Founders’Warrants) as at aforesaid date (the “Founders’ Warrants”); for the purpose hereof, each of the Founders consequently declares and accepts that its Departure (x) will end the vesting of its Founders’ Warrants, so that any Founders’ Warrants not vested at the date of such Departure may not be exercised by him, and (y) shall be deemed an irrevocable waiver by such Founder of the right to exercise its Founders’ Warrants after the end of the above period of thirty (30) days and consequently hereby instructs the Company, which accepts, to cancel in its share transfer registry (registre de mouvements de titres) as well as in the relevant Founder’s individual securities holder’s accounts (comptes individuels d’actionnaires) of all Founders’ Warrants that said Founders may then hold; and

(ii)

would sell to the other Parties who shall so request (if any) a maximum percentage “N” of Shares (excluding any Shares resulting from the exercise of Founders’ Warrants) which the concerned Founder will hold as at the date of Departure, right to dividends attached and free and clear of any pledge or security of any nature

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whatsoever (together, the “Option Shares”), at a price per Option Share equal to EUR 0.01, where “N” is calculated as follows):

	N= 75% x	(36 - M)
__________
36
where: “M”	is the number of months elapsed between the 14 February 2005 and the effective date of the Departure, it being specified that, for the purpose of calculating “N”, (i) a “month” shall be defined as the period between any day in a certain calendar month and the same day of the next calendar month and (ii) any month in progress shall be counted as a full month.

For this purpose, the Founders hereby grant to the Parties who accept the benefit of an irrevocable promise to sell (the “Option 2”).

9.2	Each Party shall notify the concerned Founder and the other Parties of its decision to call Option 2 within sixty (60) days of the day when the Departure of the concerned Founder will be effective. Option 2 may be calculated for all or part of the Option Shares. Each Party may call Option 2 in respect of all or some only of the Option Shares of the concerned Founder, but at one time only. If Option 2 is called for a total number of Shares exceeding the number of Option Shares, the Option Shares shall be allocated between them in proportion to the ratio of the number of Shares held by each such Party respectively to the total number of Shares held by the Parties exercising the Option 2, at the time such option is called, unless the said Parties agree otherwise.

9.3	If Option 2 is not called in accordance with the terms hereof, it will become null and void, without indemnity on any part.

9.4	If Option 2 is called in accordance with the terms hereof, the Transfer of the relevant Option Shares and the payment of their purchase price will take place no later than thirty (30) days following the earlier of (i) the date on which all Parties shall have either exercised Option 2 or waived it, and (ii) the expiration of the sixty (60) day period provided for in Article 9.2 above.

9.5	The Transfer shall be effected by the delivery:

(i)	to the concerned Founder, of one or more bank checks (and/or any document evidencing the execution of one or more wire transfers) in a total amount equal to the purchase price of the Option Shares concerned, and

(ii)	to each Party a stock transfer form (ordre de mouvement) duly completed and signed, requesting the Company to effect the transfer of the relevant Option Shares to such Party.

9.6	In a situation where the concerned Party has validly exercised the Option 2 pursuant to the provisions of this Article 9 yet where the concerned Founder has defaulted in the execution of his obligations hereunder, the Party may deposit the price of the Option Shares for which the Option 2 has been exercised in escrow at the Escrow. In such case, the mere remittance to the Company of a copy of the exercice notice of the Option 2 and a receipt from the Escrow shall be deemed a duly executed transfer order and shall cause the Company, which the Company hereby accepts, to register the corresponding transfer of Shares in the shareholders registry (registre des mouvements de titres) and the relevant individual securities holders’ accounts (compte individuel d’actionnaire).

9.7	For the purpose of this Article 9, the Investors shall be entitled to substitute one or more individual(s) and/or legal entity(ies) of their choice, to the exeception of an Industrial Investor, for all or part of its rights under the Option 2

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Should any Investor decide to substitute one or more individual(s) and/or legal entity(ies) of its choice for all or part of its rights under the Option 2, such person(s) as well as said Investor shall remain jointly and severally liable vis-a-vis the relevant Founder for the performance of the obligations of such person(s) under this agreement, and in particular for the payment of the price of the Option Shares.

Article 10 – Scope and form of the pre-emptive rights, full and proportional tag-along rights, drag-along, undertaking of the Managing Founders and Sale and Merger preference

10.1.	The pre-emptive rights, the full and proportional tag-along rights, the drag-along, undertaking of the Founders, and the Sale and Merger preference referred to in Articles 5 to 10 and 14 of the Agreement shall not only apply to the Shares, but also to any Securities issued or to be issued by the Company, as the case may be.

10.2.	For the purposes of said pre-emptive rights, full and proportional tag-along rights, drag-along, and Sale and Merger preference, when there are Securities other than Shares, their price shall be determined category by category on an as-converted basis, i.e. assuming all Shares issuable upon exercise, conversion, exchange or repayment, as the case may be, of the relevant Securities which may be exercised, converted, exchanged or repaid as at the relevant date to be issued and outstanding. Further, the price of the Securities other than Shares which may not be exercised, converted, exchanged or repaid as at the relevant date shall be determined as provided for in Article 5.2.(b)(ii), mutatis mutandis.

10.3.	For the purposes of said pre-emptive rights, full and proportional tag-along rights, drag-along, and undertaking of the Founders (mentioned in Articles 5 to 9 hereinabove), the Company and the Parties agree and undertake that any transfer of Shares pursuant thereto will be subject to prior compliance with the last paragraph of Section 4.2 when the contemplated transaction is qualified as a Liquidation Event.

10.4	The Attorney undertakes to procure that all Securities held by the Parties and all Transfers effected by the Parties be timely and accurately registered, at all times while this Agreement is in effect, in the individual securities holders accounts (comptes individuels d’actionnaires) and shareholders’ transfer registry (registre des mouvements de titres) held by the Company.

Should any relevant Party breach the provisions of Articles 5 to 9 and 18 of the Agreement, each Party hereby irrevocably mandates the Company, which undertakes so, to either:

(i)	with respect to the procedures set forth in Article 5 to 7 of the Agreement, refuse to complete the formalities required to enter the Transfer in the Parties’ relevant Securities accounts, or

(ii)	with respect to the procedures set forth in Articles 8 and 9 of the Agreement, to complete the formalities required to enter the Transfer in the Parties’ relevant Securities accounts, upon presentation to the Company by the Beneficiary or the concerned Party, as the case may be, of any documents acknowledging that the price was paid by the Beneficiary or the concerned Party, as the case may be, and credited to the Promissor or concerned Party, as the case may be, or placed under escrow as provided for in Articles 8.9 and 9.7 above, or

(iii)	with respect to the procedures set forth in Article 9 of the Agreement, to refuse to complete the formalities required to enter the exercise of the relevant Founders’ Warrants in the concerned Founder’s relevant individual securities accounts (comptes individuels d’actionnaires) in case of Departure of the Founders.

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For the avoidance of doubt, pursuant to this Article 10.3, the Attorney will not be entitled to impose on Corporate Investors any obligation but to Transfer the Corporate Investor’s securities as specified in this Agreement and enter into related formalities.

10.5.	In case of a Transfer of Securities held by an Investor, especially pursuant to Articles 5 to 8, 11 and 14 of the Agreement, the Parties hereby agree that such Investor is not required to make any representation or grant any warranty and/or guarantee (except on valid title, capacity, authority to transfer and absence of third party rights), nor to subscribe to any non-compete undertaking, nor to enter into any other covenant or agreement, nor to modify or terminate any existing agreement, nor to make any other representation than that relating to the validity of the Shares and to the Investor’s authority to transfer them, including in such instances where the Agreement stipulates that the Investors shall have the right or obligation to Transfer their Shares upon the same terms and conditions as offered to another Party.

In addition to the foregoing, the Parties hereby agree that no Corporate Investor shall be subject to liability in connection with such Transfer other than on a several and not joint basis and otherwise limited to the lesser of (i) its ratable share of any amount under escrow or (ii) its net proceeds received in the Transfer.

Article 11 – Liquidity

11.1.	The Parties shall use their respective best efforts to create and implement the conditions necessary to a Qualifed IPO or a sale of the Company no later than on the 27 January, 2010 (the “Target Liquidity Date”), to the extent the market conditions and the situation of the Company allow so.

In case of an IPO or secondary offering, all Parties will agree to an appropriate lock-up period in terms agreed between the Company, the Investors and the relevant underwriters.

It is specified that the best efforts obligation stipulated above shall be limited, for Corporate Investors, to entering into a customary lock-up agreement with the underwriters, which may include a lock-up period as agreed between all the Parties. For the avoidance of doubt, Corporate Investors shall notably not be required to act as listing sponsor, to enter into any commercial agreement or take any other positive action in view of the success of the IPO.

Should the Shares be listed in the United States, the following shall apply:

In case of an an IPO on the Nasdaq National Market or NYSE in the United States of America, during the period of five (5) years from a date commencing six (6) months from the date of the Company’s IPO, each Investor shall have the right to two (2) “demand” registrations of an underwritten public offering of their Ordinary Shares (after conversion of their Preferred Shares) by an underwriter acceptable to the Company and holders of at least a majority in nominal amount of the Preferred Shares (or in each case the Shares into which such Shares shall have converted) as one group, at the Company’s expense (except for customary expenses borne by the Investors).

Each Investor shall also be entitled, during such period of time i.e. ending 27 January, 2010, to individual unlimited piggyback and S-3 registration rights (or the equivalent), at the Company’s expense (except for customary expenses borne by the Investors). Demand registrations are to be initiated only by the holders of more than 50 % of the Investors’ Shares. All demand registrations and piggyback rights are subject to any requirements as may be set by the underwriters involved.

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The Founders shall be entitled to unlimited piggyback and S-3 registration rights (or the equivalent), at the Company’s expense (except for customary expenses borne by said Founders).

The registration rights shall terminate after five (5) years from the IPO or, with respect to each shareholder, when all of such shareholder’s Shares can be sold in any 3-month period pursuant to Rule 144(K) in the case of a US offering or pursuant to equivalent provisions in other jurisdictions where the offering is made.

11.2.	If the Shares held by the Investors were not listed on a regulated market or stock exchange in the European Union or the United States or sold on the Target Liquidity Date at the latest, holders of more than 75% of the Shares will be entitled to require either that the Company be sold or that a transaction be completed pursuant to which said holders will be able to Transfer their Shares. To this effect, the Parties to the Agreement undertake to appoint an investment bank or other financial intermediary as their common attorney, it being specified that the selection of said investment bank or other financial intermediary among reputable institutions shall be approved by holders of more than 75% of the Shares.

11.3	The Parties hereby agree and acknowledge that unless otherwise agreed through a Qualified Majority vote of the shareholders’ meeting, the Company shall not distribute any dividends or proceeds to its shareholders until the earlier of (i) the Company’s IPO, or (ii) the expiration of a 3-year period of the date hereof.

Article 12 – Information of Parties

12.1	In addition to the rights granted to them by applicable laws and regulations, the Company undertakes to procure that each Party shall be provided with the following information:

•

audited annual financial statements (balance sheet, income statement and annexes) of the Company and of each its Subsidiaries as well as the consolidated financial statements together with the statutory auditors’ report thereon, no later than sixty (60) days after the end of each fiscal year;

•	unaudited quarterly consolidated financial statements, no later than thirty (30) days after the end of each quarterly period;

•	annual budget and operating plan on a consolidated basis, no later than thirty (30) days prior to the beginning of the relevant fiscal year;

•	monthly reports, no later than fifteen (15) days after the end of each month,

•	all notices, consents, Board of Directors’ minutes and other materials distributed to the Members, subject to the exception provided in Article 4.2(vii) above,

•	all information reasonably requested by a Party to allow it to comply with all tax reporting requirements.

Should any Party receive the above information in its capacity of Member or Observer (and Corporate Observer) of the Board of Directors, the present clause 12.1 would not apply.

12.2

Additionally and subject to compliance with the confidentiality provisions set forth in Article 17 below, the Parties and their agents shall be granted access during normal business hours, following reasonably notice, to the Company’s Key-Men and officers, any documents, register, information or data relating to the Company (including, but not limited to, information regarding

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the Company’s officers and staff and intellectual property), such right not to be unreasonably enforced.

12.3	The rights granted to each of the Founders, Existing Investors and New E Investors, pursuant to this Article 12 shall be automatically terminated with respect to any Party as soon as such Party, shall cease to hold directly or indirectly through a Subsidiary 4% of the Shares on a Fully Diluted Capital basis, without prejudice for the New E Investors of the ERISA or PFIC rights mentioned in Articles 21.2 and 21.3 which shall be granted to the New E Investors as long as he holds Securities in the Company.

12.4	Should a Corporate Investor Transfer its shares to an Affiliate and should this Affiliate cease to comply with the definition provided under Article 5.3 (g) above, such Affiliate shall not be entitled to receive the information provided for in the last four bullet points of Article 12.1 nor benefit from the rights provided for in Article 12.2.

Article 12.3 shall apply to Corporate Investors and their Affiliates (provided that such Affiliate complies with the definition provided under Article 5.3 (g) above), except that Corporate Investors and such Affiliates, as long as they will hold Shares in the Company, shall retain the right to receive the information provided for in the first two bullet points of Article 12.1 (i.e. annual and quarterly financial statements).

Article 13 – Right of First Refusal on New Issues

Each Party has a right to maintain its percentage holding in the Company’s share capital.

Accordingly, the Parties undertake to use their respective best efforts, with respect to any issuance of Shares or other Securities, that each Party be offered to maintain its percentage holding in the Company’s equity to the same level as immediately prior to such issuance. In particular, the Parties undertake to vote against any resolution submitted to an extraordinary general meeting of the shareholders of the Company the purpose of which would be to waive the shareholders’ preferential subscription right (suppression du droit préférentiel de souscription des actionnaires) if each Party has not previously been offered to participate in the relevant issuance, provided that if any Investor chooses not to take up all the Securities offered to it the other Investors will have the right to take all or some Securities, on a prorate basis inter se.

For the avoidance of doubt, each Party having voted in favor of a specific issue of Shares or other Securities at the relevant extraordinary general meeting of the shareholders of the Company shall be deemed to have waived its rights pursuant to this Article 13 with respect to said specific issue.

However, the provisions of this Article 13 will not apply (i) to any issuance of Shares or other Securities contemplated in this Agreement or the Investment Agreement and (ii) to founders’ warrants (bons de souscription de parts de créateurs d’entreprise), warrants (bons de souscription autonomes) or options to subscribe for shares (options de souscription d’actions) granted to the managers, employees, Members or consultants of the Company or of its Subsidiaries, subject to such issue having been approved under the conditions provided for in Article 4.4 above.

Corporate Investors shall benefit from the rights provided for in Article 13 of the Agreement, but shall not be bound by the obligations relating thereto.

Article 14 – Sale, Winding-up or Merger of the Company

The Parties acknowledge that the Investors have subscribed the Preferred Shares they hold in the share capital of the Company in consideration of the preference rights attached respectively to each series of Preferred Shares, and in particular to the financial preference rights applicable in case of Sale, Winding-up, Liquidation or Merger of the Company, as such rights are described in the By-laws and specifically in its Exhibit 1 (an English translation of such Exhibit 1 being provided in Exhibit 14.A to this Agreement).

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The Parties agree and acknowledge that such preference rights (including for the avoidance of doubt any right of priority over the proceeds of a Sale, a Winding-up or a Merger of the Company benefiting to one series of Shares over the other series of Shares) are part of this Shareholder Agreement and generally have been granted in consideration for the global economic balance resulting for the Parties of their investment in the Company, and will be fully applicable among the Parties and generally among the Securities holders in accordance with their terms. Each Party – except Corporate Investors - shall make its best efforts so that the Securities holders not being Parties to this Agreement do comply with such terms.

The Parties agree and acknowledge that it may result from the implementation of such preference rights, under certain circumstances, that certain Parties receive less than their prorata share (based on the distribution of the share capital of the Company) of the proceeds of a Sale, a Winding-up, Liquidation or a Merger of the Company, and, concerning the holders of Series B Preferred Shares, Series C Preferred Shares and Series D Preferred Shares, that they may not participate at all to a distribution of such proceeds.

Examples of the application of the financial preference rights mentioned above are attached in Exhibit 14.B to this Agreement.

For the avoidance of doubt, the Parties acknowledge and agree that the financial preference rights mentioned above will apply in case of a Sale of the Company resulting from or triggering the full tag-along rights and/or the drag-along right referred to in Articles 6 and 8 of this Agreement.

Article 15 – Duration and termination of the Agreement

15.1.	The Agreement is entered into for a period of ten (10) years as from January 31, 2008. At the end of this first period of ten (10) years, the Agreement shall be automatically renewed for successive periods of five (5) years. On each renewal, including the first one, any Party may terminate its participation to the Agreement, by notifying such decision to the other Parties at least twelve (12) months in advance.

In addition, the Agreement will terminate, as to any specific Party, on the date when such Party shall cease to hold any Share or Security.

15.2.	Notwithstanding the foregoing, the Agreement shall automatically terminate immediately before any Qualified IPO, except for the provisions of Article 19.3 and Article 19.4 which shall continue to bind the Founders until the expiration of an twelve (12) month period as from the date when the Founders shall cease to be employed and hold any office in the Company and the Subsidiaries.

Article 16 – Attorney

16.1.	In order to guarantee the enforcement of the rights which the Parties mutually grant to each other and to give full effect to the Agreement, the Parties hereby agree to appoint, jointly and irrevocably, in their common interest, the Company as their common attorney in charge of the operation and administration of the Agreement (the “Attorney”).

The Company is entering into this Agreement specifically to accept this joint and several power of attorney of common interest (mandat d'intérét commun), in accordance with the following provisions.

16.2.	As the administrator of the Agreement, especially empowered by the Parties for the duration of the Agreement as provided in Article 16.1 above:

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(i)	only the Attorney will be allowed to deal with and, as the case may be, to enforce the transfer orders (ordres de mouvement) issued by the Parties and relating to the Securities;

(ii)	the Attorney shall check the conformity of such transfer orders to the obligations and commitments set forth in the Agreement;

(iii)	the Attorney shall ensure that the individual securities holders’ accounts (comptes individuels d’actionnaires) opened by the Company mention that the Securities held by the Parties are subject to Transfer restrictions pursuant to the Agreement;

(iv)	the Attorney shall register a transfer order (ordre de mouvement) only after ensuring that the procedures provided for in the Agreement have been complied with and that the execution of the transfer order may be completed;

(v)	the Attorney shall ensure that the holders of options or warrants to subscribe or purchase Shares or other Securities execute a contractual document substantially in the form of the standard “Contractual Undertaking” attached as Exhibit 16.2 hereto (the “Contractual Undertaking”); consequently, the Parties hereby grant to the Attorney all powers to execute the Contractual Undertaking in the name and on behalf of all Parties;

(vi)	the Attorney shall record adhesions to the Agreement as provided for in Article 18 below;

(vii)	the Attorney will collect by all means the unanimous decisions of the Parties relating to the amendment, modification or waiver of any of the provisions hereof and will implement, as the case may be, the resulting changes to the Agreement.

16.3.	This power of attorney shall apply to all of the Securities held by the Parties.

16.4.	However, for the purpose of the interpretation of Article 16 of this Agreement, the Parties hereby agree that the power of attorney granted to the Company by Corporate Investors shall be strictly limited to the actions listed in Article 16.2 above.

Article 17 – Confidentiality

17.1.	Each Party – except Corporate Investors - undertakes to consider as strictly confidential and not to divulge, sell or transfer to any Third Party, part or all of this Agreement and any documents or information which it may acquire or to which it may have access in the course of its relationship with or responsibilities in the Company concerning, in particular, the Investors, the activities, products, clients, the strategy, the development, the commercial or partnership agreements and the financial situation of the Company or its Subsidiaries unless made:

•	with the prior consent of the Company, or

•	as required by the applicable mandatory laws or regulations, or

•

to the directors, managers, employees or professional advisers or auditors of a Party, provided that it be necessary to the performance by such Party of its obligations and undertakings or to the exercise of its rights in relation to the Company and provided that the director, manager, employee or professional adviser referred to above be subject to a similar confidentiality agreement, which the Party concerned will make sure of, it being specified that the persons representing funds or investment firms which are Parties may communicate to the competent bodies managing such funds the information required to allow them to make decisions upon matters relating to the Company. In addition, the said

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managing companies may communicate the information required to their regulatory authorities (to the extent necessary considering the obligations exiting towards them), their auditors or to their funds’ auditors, and to the shareholders, trustees, unitholders, partners or members and other participants in the relevant fund or investment firms for information purposes.

17.2.	Information will not be regarded as confidential, however, if:

•	it is in the public domain due to a third party and not because of the negligence of the Party concerned; or

•	it is available through other sources without breach of this confidentiality undertaking.

17.3.	As regards confidentiality purposes, Corporate Investors shall be bound by the terms of the “Rights of the Corporate Observer and Confidentiality Rules” attached as Exhibit 4.2 (vi).

Article 18 – New Parties to the Agreement

18.1.	Should a Party decide to transfer one or more of its Securities to a Third Party, such Party undertakes to:

•

make said Third Party adhere to the Agreement no later than on the Transfer date if, as a result of the Transfer, the Third Party concerned holds a percentage of the Company’s share capital at least equal to 1%; the said Third Party shall thus become a Party for purposes of the Agreement and the Agreement shall benefit to and bind the said Third Party which shall become a member of the Transferor’s Group;

•	make said Third Party execute the Contractual Undertaking as “Titulaire” otherwise.

For this purpose, the Parties grant to the Company, an irrevocable power to record such adhesion or to execute such agreement in their name and on their behalf.

Accordingly, the mere signature by the Company of a copy of the Agreement or of the Contractual Undertaking, as the case may be, signed also by said Third Party shall be deemed signed by all Parties.

The Company shall also have all powers to modify the Agreement in order to insert therein the name of the Third Party and all the Parties shall be bound by the modifications so made.

A copy of the amended Agreement or of the Contractual Undertaking, as the case may be, shall then be sent by the Company to each of the Parties.

Failing for the Transferor to make the Third Party adhere to the Agreement or to the Contractual Undertaking, as the case may be, on the Transfer date at the latest, the Parties irrevocably instruct the Attorney not to register the Transfer of Securities to the Third Party in the individual securities holders’ accounts (comptes individuels d’actionnaires) until the adhesion of such Third Party to the Agreement has been secured.

18.2.	In the event of an increase in capital reserved in whole or in part to one or more Third Party(ies), the Parties shall use their best efforts to make said Third Party(ies) adhere to the Agreement or to the Contractual Undertaking no later than on the date of completion thereof.

18.3.	For the avoidance of doubt, Corporate Investors shall be bound and benefit from the terms of this Article 18, provided however that in case of Transfer of Shares to an Affiliate, such Affiliate will adhere to the Shareholders’ Agreement as a Corporate Investor.

Should an Affiliate cease to comply with the definition of affiliate provided under Article 5.3 (g) above, such Affiliate will irrevocably loose the right to appoint a Corporate Observer pursuant to Article 4.2 of the Agreement.

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Article 19 – Key-Men

19.1.	For the entire term of his employment or office (mandat social) with the Company, each of the Key Men, as defined under Article 19.2 below, undertakes to dedicate his full business time, attention, skills and efforts to the tasks and duties of his position as assigned by the Company. Such undertaking shall not apply to a Key Man being a mere Member of the Board of Directors with no executive duties.

19.2.	For the purposes of the Agreement, a key man is any natural person whose name is listed in Exhibit 19.2 hereto and any natural person so designated by the Board of Directors (individually a “Key-Man” and collectively, the “Key-Men”). Subject to written approval of the New E Investors, the Board of Directors may also decide that the protection of the Company attached to the qualification of a person as a Key Man is no longer required and, accordingly, may remove such person from qualification as a Key Man. Further, such qualification as a Key Man shall automatically terminate with respect to any Key Man when the relevant Key Man shall cease to be employed by and to hold any office in the Company.

19.3.	As long as he shall be a Key Man, and for a period of 12 months from the earlier of (i) the termination of this Agreement for any reason (except if such termination results from an IPO in which case only option (ii) shall be applicable) or (ii) the date on which he shall cease to be a Key Man (the “Date”), each Key Man undertakes vis-à-vis the Company and the Investors, it being specified that this undertaking is key to the New E Investors’ decision to invest in the Company, not to:

(i)	occupy, to the extent permitted by applicable laws, in the European Union, Switzerland, North America or Asia, a position as director, manager, employee or consultant in another company, as far as such position is directly involved in a business and/or development activity to provide silicon and/or software compliant with the WiMAX standard, or

(ii)	hold any shares carrying voting rights in the share capital of any company the activity of which is to provide silicon and/or software compliant with the WiMAX stardard, with the exception of shareholdings in any public company representing at most 5% of its share capital held for personal asset management reasons exclusively, provided that, in consideration of said undertakings which shall last for 12 months, the Company shall pay to any concerned Key Man, in one sole instalment, an amount equal to 50% of the relevant Key Man net salary over the preceding twelve (12) months within the Company excluding any bonus (the “Indemnity”), unless the Board of Directors releases said Key Man from the undertakings set forth in this Article 19.3, before the expiration of the first month following the Date.

19.4	As long as he shall be a Key Man, and for a 12-month period from the earlier of (i) the end of this Agreement for any reason (except if the said end results from an IPO in which case only option (ii) shall be applicable), or (ii) the Date, each Key Man further undertakes not to solicit or entice away from the Company any of its employees, officers, suppliers or clients, for any reason whatsoever, whether directly or indirectly.

19.5.	Any Party adhering to the Agreement who is a Key Man will be bound by the provisions of this Article 19. The Parties further undertake to use their best efforts to ensure that any new Key Man not a Party shall subscribe an exclusivity undertaking, a non-solicitation and a non-compete clause similar in substance to those set forth in Article 19.1 to Article 19.4 above.

19.6.	The Parties – except the Corporate Investors - undertake to use their respective best efforts so that Company shall subscribe at its own costs within three (3) months of the execution hereof with a reputable insurance company a life insurance policy with proceeds payable to the Company in relation to Mr. George Karam ensuring a minimum coverage of EUR 500,000, upon terms and conditions to be approved by the Board of Directors.

Shareholders’ Agreement – Sequans E round

19.7.	The Company undertakes to procure and the Managing Founders shall do their best efforts so that the employment agreement of the engineers working for the Company and/or its Subsidiaries include non-competition provisions similar to those provided for in Article 19.3(i) and (ii), and 19.4.

Article 20 – Intellectual Property

20.1.	Subject to the provisions of Article 20.2 below and to the exceptions set forth under Exhibit 4.1.10 of the Investment Agreement, the Managing Founders and the Company undertake to make best efforts to procure that the Company and its Subsidiaries shall have a valid right, whether through direct ownership or co-ownership or via a license under and to use (including make and sell) all intellectual and industrial property rights including, in particular, with respect to software, drawings or designs, know-how, trademarks and brand names, which it uses in or are necessary to the ordinary course of its business or which shall be necessary to the development of its business.

20.2.	In particular, the Company further shall procure that each employee of the Company and/or its Subsidiaries and each Key Man, with which the Company and/or its Subsidiaries do business, shall subscribe an undertaking pursuant to which such employee or Key Man either (i) transfers to the Company and/or its Subsidiaries all of the intellectual property rights relating to his or its work within the Company’s and/or its Subsidiaries’ object or (ii) if such transfer is not legally possible grants a perpetual, non-revocable, worldwide, exclusive, and royalty free license to the Company and its Subsidiaries of all necessary intellectual property rights; it is understood that any patent registration resulting from the Company’s and/or its Subsidiaries operation shall be made in the name of the Company and/or its Subsidiaries.

Article 21 – Other undertakings – ERISA - PFIC

21.1	The Parties hereby undertake to make their respective best efforts to (including but not limited to agreeing to the Transfer of their Shares), at the Company’s sole expense, convert the Company into a company submitted to the laws of the United States of America by way of contribution of shares or any other conversion means, in such a manner that any preference right attached to the Preferred Shares shall be exchanged for preferred shares presenting, under US laws, similar features as said Preferred Shares (including, but not limited to, liquidation preference, anti-dilution provisions, right to information and board membership, weighted votes, etc.), as soon as practicable upon the approval by both the Board of Directors and the shareholders holding at least 75 % of the Shares of the principle that such conversion be in the best interest of the Company.

21.2	ERISA

21.2.1	Each of the parties agree that whatever rights Kennet may have or acquire under this Agreement may be exercised by Kennet II acting through the Kennet II Manager or any replacement manager approved by the Company (such approval not to be unreasonably withheld).

21.2.2	Insofar as Kennet is not represented at the Board of Directors of the Company by one Member, Kennet II – provided it still holds at least 5% of the Shares shall have the right to appoint a representative to attend as an Observer at each and any meeting of the Board of Directors of the Company, and each and any committee of the Board. The appointment and removal of such a representative shall be by written notice from Kennet II to the Company which shall take effect on delivery at the registered office of the Company or at any meeting of the Board or any committee thereof.

Shareholders’ Agreement – Sequans E round

21.2.3	Each of Kennet II and King Street acting through the Kennet II Manager, shall individually have the right to receive upon reasonable written request by such partnership to the Company:

(a)	management accounts of the Company and its subsidiaries, including a balance sheet and profit and loss account;

(b)	on an annual basis, budgets and cash flow forecasts of the Company and its subsidiaries (to the extent reasonably available); and

(c)	such additional information as any of Kennet II and King Street may at any time reasonably request (including any information provided to the Kennet Member).

21.2.4	Each of Kennet II and King Street acting through the Kennet II Manager, shall individually have the right to meet on a regular basis with such management personnel of the Company as may reasonably be designated by the Company, upon reasonable notice to the Company, for the purpose of consulting with and advising management, obtaining information regarding the business and prospects of the Company or expressing the views of Kennet II and King Street on such matters.

21.2.5	The Parties agree that if legal counsel for Kennet II reasonably concludes that the rights granted by this Article 21.2 should be altered to preserve the qualifications of Kennet II as a VCOC, or otherwise to ensure that the assets of Kennet II are not considered “plan assets” of the ERISA Partners for the purposes of ERISA, the parties will agree amendments to this Agreement to effect such alterations provided however that:

(a)	no such alteration is likely to result in an adverse effect on the operation, business or prospects of the Company or an increase in liability of any party hereto;

(b)	the amendments are the minimum necessary to ensure that the qualifications of Kennet II as a VCOC are preserved;

(c)	the amendments do not result in the Investors having rights which are materially better than those currently set out in this Agreement;

(d)	the amendments shall not alter, whatsoever, the situation, rights and interest of the Founders and/or of the Existing Investors; and

(e)	the costs associated which effecting the amendments are borne by Kennet.

21.2.6	The rights of Kennet II referred to in this Article 21.2 and the other rights of Kennet under this Agreement (including without limitation the right to appoint the Kennet) shall be exercised by Kennet II on its own behalf and on behalf of King Street.

21.2.7	ADD One will benefit from the same rights as those attributed to Kennet II in this Article 21.2.

21.3	PFIC

21.3.1	The Company acknowledges that certain investors in Kennet II may be US persons and that the US income tax consequences to those persons of the investment in the Company by Kennet II hereunder will be significantly affected by whether the Company and/or any of the entities in which its owns an equity interest at any time is (a) a “passive foreign investment company” (within the meaning of Section 1297 of the US Internal Revenue Code of 1986, as amended) (“a PFIC”) or (b) classified as a partnership or a branch for US federal income tax purposes.

21.3.2

The Company agrees to obtain and provide Kennet II reasonably promptly upon their request any and all information reasonably necessary for Kennet II and their US investors to determine (a) whether the Company and each of the entities in which the Company owns or proposes to acquire an equity interest (directly or indirectly) is or may become a PFIC (including whether any exception to PFIC status may apply) or is or may be classified as a partnership or branch

Shareholders’ Agreement – Sequans E round

for US federal income tax purposes, and (b) whether Kennet ll’s US investors should elect to treat the Company and/or any such entity as a “qualified electing fund” (within the meaning of Section 1295 of the US Internal Revenue Code of 1986, as amended) for US federal income tax purposes. In addition, the Company shall take such actions, including making an election to be treated as a corporation or refraining from making an election to be treated as a partnership, as may be required to ensure that at all times the Company is treated as a corporation for United States federal income tax purposes provided that:

(a)	no such actions are likely to result in an adverse effect on the operation, business or prospects of the Company or an increase in liability of any party hereto;

(b)	the actions are the minimum necessary to ensure that the Company is treated as a corporation for United States federal income tax purposes;

(c)	the actions do not result in the Investors having rights which are materially better than those currently set out in this Agreement;

(d)	the amendments shall not alter, whatsoever, the situation, rights and interest of the Founders and/or the Existing Investors; and

(e)	the costs associated which effecting the actions are borne by Kennet.

After Completion, the Company shall use all reasonable endeavours to obtain the foregoing undertakings from each entity in which it proposes to acquire an equity interest (directly or indirectly) prior to making any such acquisition. If the Company is unable to obtain such undertaking prior to the proposed acquisition, the Company will notify Kennet II in writing of such failure prior to making such acquisition.

21.3.3	Except to the extent that Kennet II specifies otherwise in writing, the Company shall provide to Kennet II within 60 days after the approval by the Shareholders of the Company of the annual accounts of each financial year, a complete and accurate “PFIC Annual Information Statement”, in the form of Exhibit 21.3 hereto, for the Company and for each entity in which the Company owns an equity interest at any time during such year, and further, shall provide Kennet II with access to such other Company information as may be reasonably requested by each for purposes of filing a “qualified electing fund” election in connection with their purchase of the Company’s shares.

21.3.4	The Company shall not, without the written consent of Kennet II, which shall not be unreasonably withheld, issue stock to any investor if following such issuance, the Company, in the determination of counsel or accountants for Kennet II, would be either a “Controlled Foreign Corporation” or a “Foreign Personal Holding Company” as defined in the U.S. Internal Revenue Code of 1986, as amended (or any successor thereto) with respect to the stock held by Kennet II.

21.3.5	ADD One will benefit from the same rights as those attributed to Kennet II in this Article 21.3.

21.4	Corporate Investors shall be bound and benefit from the terms of this Article 21, subject to the following:

(i)	Corporate Investors’ obligations pursuant Article 21.1 shall be limited to voting in shareholders’ meetings or special security holders’ meetings in favour of the actions described under Article 21.1;

(ii)	Article 21.2.5 paragraphs (c) and (d) shall also apply in favour of the Corporate Investors;

(iii)	Information provided for by article 21.2.3 shall be limited to that provided in (a) and (b) as long as the Corporate Investors are entitled to designate a Corporate Observer pursuant to Article 4.2.

Article 22 – Notices

22.1.

All notices and other communications required or authorized hereunder shall be in writing and validly made if either delivered via courier or sent by registered letter (return receipt requested), e-mail or fax (provided that it be confirmed by same day registered letter, return

Shareholders’ Agreement – Sequans E round

receipt requested or courier on expedited basis for notices sent across international boundaries, in case of an e-mail or fax) to the registered office or residence of the Party concerned as specified in the above recitals.

Any change in address or representative for purposes hereof shall be notified by the Party concerned to the other Parties as provided above.

Notwithstanding the foregoing, any notification to

•	Motorola Inc. shall be addressed to the attention of Mr. John O’Donohue and to the General Counsel, Motorola Inc., 1303 E. Algonquin Road, Schaumburg, Illinois USA 60196 (fax: (1) 847-576-3628);

•	Alcatel-Lucent Participations shall be addressed to the attention of Mr. Pierre Solal, Président Directeur Général of Alcatel-Lucent Participations (with cc. to the Legal Department of this company)

•

Gateway Net Trading PTE. Limited shall be addressed to the attention of Mr. Harshal J Shah, Reliance Technology Ventures Limited, Reliance Center, 19, Walchand Hirachand Marg, Ballard Estate, Mumbai 400 001, India (harshal.shah@relianceada.com)

22.2.	Notices and other communications delivered via courier shall be effective as of their date of delivery, as evidenced by the delivery receipt.

Notices and other communications sent by registered mail, return receipt requested, shall be effective as of their date of first presentation to the addressee.

Notices and other communications sent by e-mail or fax shall be deemed effective as of the date thereof, provided that they be confirmed by same day registered letter, return receipt requested or courier on expedited basis for notices sent across international boundaries.

Any notification to the Kennet shall be copied to the attention of Michael Elias, Kennet Venture Partners Ltd, 23 King Street, London SW1Y 6QY (fax: 020-7839-8485).

Article 23 – Applicable law and jurisdiction

The Agreement shall be governed as to its validity, interpretation and performance by the laws of the Republic of France.

Any dispute arising in connection with the Agreement and its Exhibits or as a result or consequence thereof not otherwise settled shall be subject to the exclusive jurisdiction of the Tribunal de Commerce de Paris.

Each of the Parties to this Agreement hereby acknowledges that the liability of the limited partners (if any) in the New E Investor for the purposes of this Agreement and otherwise is limited and notwithstanding this Article 23, shall be regulated in accordance with the law of the jurisdiction in which that partnership is registered or otherwise constituted.

Article 24 – Miscellaneous provisions

24.1

The Parties recognize having been informed that each of SGAM Al’s activity and Société Générale Group’s banking activity are independent from each other. It is thus agreed that, in order to avoid any conflict of interests between Société Générale and the individuals’ accounts managed by SGAM Al, the management company which represents the fund

Shareholders’ Agreement – Sequans E round

FCPI Soge Innovation 7, the Company undertakes to inform SGAM Al in writing of any business relations, which it could initiate or be aware of, between the Company and Société Générale Group, which notably includes classic banking services (opening of accounts and bookkeeping) and credit arrangements.

The provisions of this Article 24.1 shall not prevent the implementation or enforcement of any other relevant provision of this Agreement.

24.2	The Parties agree that the provisions contained in the preamble and the exhibits form an integral part of the Agreement.

24.3	Except as otherwise expressly set forth herein, all references to a number of days shall be to calendar days.

24.4	Further, except as otherwise expressly set forth herein, all references to the Company’s share capital or voting rights shall be on a non-diluted basis.

24.5	The Agreement replaces and supersedes any and all agreements previously entered into between some or all of the Parties with respect to the subject matter hereof, including but not limited to (i) the term sheets of September 24, 2007, October 17, 2007 and November 12, 2007 and (ii) the D Round Shareholders’ Agreement of July 17, 2006 (as amended by the Deeds of Adherences executed on November 17, 2006, December 1st, 2006). As a consequence, each Party hereby irrevocably waives any and all rights which it may have under any and all such previous agreements.

24.6	In the event any of the provisions hereof were held to be null or inapplicable, in any form and for any reason, the Parties undertake to consult each other to remedy the cause of such nullity, so that, except where impossible, the Agreement remain in full force without disruption.

24.7	The Parties – except Corporate Investors - undertake to communicate, execute and deliver any information and any document, as well as to take any action or decision which may be necessary to the performance of the Agreement.

24.8	The Parties hereby agree that any Party may require in justice for specific performance (execution forcée) against any defaulting Party and that there exists no physical, legal nor moral obstacle that would prevent such specific performance (exécution forcée) to take place.

In addition to the foregoing, it is specified that Parties are not entitled to request specific performance against Corporate Investors, except in order to obtain a vote from such Corporate Investors in a general – or a special - meeting of shareholders or have said Corporate Investors refrain from Transfering their Shares in contravention of this Agreement or the Investment Agreement or to compel them to Transfer their Shares as required under this Agreement or the Investment Agreement, as the case may be and subject to the terms and conditions of this Agreement or the Investment Agreement.

24.9	The Parties acknowledge that Corporate Investors’ adhesion to this Agreement shall be subject to the following principles of interpretation:

(i)	Corporate Investors will have no obligation, with regard to the application of the Agreement, (x) to conduct independent verification of the situation of other Parties or third parties and/or (y) to enforce the terms of the Agreement or to ensure the compliance of other Parties or third parties.

(ii)	Corporate Investors’ obligations under this Agreement are several and in no case should be construed as joint (solidaires) with other Parties or third parties.

24.10	The Agreement will benefit to and be binding on the heirs, legatees, assignees, and legal representatives of each of the Parties.

Shareholders’ Agreement – Sequans E round

Executed in La Défense, on January 31, 2008,

in twenty six (26) original copies,

one (1) copy being signed and initialed on each page for the Company, and twenty-five (25) copies being signed and bound by use of the “assembl’act’ device (one for each other Parties). Any party represented by virtue of a power of attorney shall provide the Company with an original copy of such power of attorney, a copy of all powers of attorney being attached under Exhibit 0 thereto.

By: Mr. Georges Karam	By: Mr. Bertrand Debray
Acting on his	Rep. by G. Karam

By: Mr. Fabien Buda	By: Mr. Jerôme Bertorelle
Represented by : Georges Karam	Represented by: Georges Karam

By: Mr. Ambroise Popper	By: Mr. Laurent Sibony
Represented by: Georges Karam	Represented by: Georges Karam

By: Mr. Emmanuel Lemois
Represented by: Georges Karam

By. FCPR T-SOURCE	By. FCPI CAAM INNOVATION 6
Represented François-Renė Letourneur	Represented By: François-Renė Letourneur

Shareholders’ Agreement – Sequans E round

[ILLEGIBLE]	[ILLEGIBLE]
By: CAP DECISIF SAS	By: VISION CAPITAL III LP
Represented by: Olivier Dubuisson	Represented by: Jean-Philippe Sala-Martin

[ILLEGIBLE]	[ILLEGIBLE]
By: ADD ONE L.P.	By: ADD ONE GmbH & CO. K.G.
Represented by: Jean-Philippe Sala-Martin	Represented by: Jean-Philippe Sala-Martin

By: FCPI SOGE INNOVATION 7	By: FCPI GEN-l 2
Represented by: Xavier Lorphelin	Represented by: Xavier Lorphelin

By: FCPI GEN-I	By: FCPI SOGE INNOVATION EVOLUTION 3
Represented by: Xavier Lorphelin	Represented by: Xavier Lorphelin

[ILLEGIBLE]	[ILLEGIBLE]
By: KENNET II L.P.	By: KING STREET PARTNERS L.P.
acting by its manager KENNET CAPITAL MANAGEMENT (JERSEY) LIMITED, itself represented by: Jean-Philippe Sala-Martin	acting by its manager KENNET CAPITAL MANAGEMENT (JERSEY) LIMITED, itself represented by: Jean-Philippe Sala-Martin
[ILLEGIBLE]
By: Motorola Inc.	By: ALCATEL-LUCENT PARTICIPATIONS
represented by: Bruce Tuch	represented by: Jean-Philippe Sala-Martin

Shareholders’ Agreement – Sequans E round

By: GATEWAY NET TRADING PTE. LIMITED
represented by: Nicolas von Bülow

By: Fonds de Co-lnvestissement Direct (FCID)	By: SWISSCOM AG
acting by its manager CDC Entreprises Represented by: Nadia Sarri	Represented by: Mr. Dominique Megret and Mr. Daniel Ritz, themselves represented by Frank Lipworth

By: HANTECH INTERNATIONAL VENTURE	By: SEQUANS COMMUNICATIONS
CAPITAL CORPORATION	Represented by: Georges Karam
acting by its manager H & Q Co. Ltd. Represented by: Nicolas von Bülow

Shareholders’ Agreement – Sequans E round

EXHIBIT 0

Powers of attorney

Form of Power of Attorney

POWER OF ATTORNEY

[Name], [of          nationality], [residing at ][whose principal place of business is     ], shareholder of the company SEQUANS COMMUNICATIONS,

do hereby grant full power of attorney to:

[Name], residing at                      in order to:

1. sign the investment agreement (“Investment Agreement”), as well as any annexes attached thereto, to intervene between the founding shareholders of the company SEQUANS COMMUNICATIONS, the existing investors likewise having the status of shareholders (FCPR T-SOURCE, FCPI CAAM INNOVATION 6, CAP DECISIF SAS, ADD ONE L.P., ADD ONE GmbH & Co., KG, VISION CAPITAL III L.P., FCPI SOGE INNOVATION 7, FCPI SOGE INNOVATION EVOLUTION 3, FCPI GEN-I, FCPI GEN-I 2, KENNET II LP, KING STREET PARTNERS LP, MOTOROLA Inc. and Alcatel-Lucent Participations), and the new investors, namely GATEWAY NET TRADING PTE. LIMITED, SWISSCOM AG, FCID and HANTECH INTERNATIONAL VENTURE CAPITAL CORPORATION (pursuant to the projects that have been delivered to me, and of which I have been apprised);

2. sign the shareholders’ agreement (“Shareholders’ Agreement”), as well as any annexes attached thereto, to intervene amongst the signatories, pursuant to the projects that have been delivered to me, and of which I have been apprised;

3. negotiate and effect any non-substantial modification to the aforementioned projected agreements;

and

4. sign any notice or document, and perform any formality required in order to perform the operations described in the above agreements.

This power of attorney is granted for a period of thirty (30) days from the date of execution.

Drafted at [location]; [date]

* [Name]	* Name
(*) Add the handwritten mention “Bon pour pouvoir” (I hereby grant my power of attorney)	(*) Add the handwritten mention “Bon pour acceptation du pouvoir” (I hereby accept the granting of the power of attorney)

Shareholders’ Agreement – Sequans E round

EXHIBIT B

Capitalization Table

EXHIBIT B: CAPITALIZATION TABLE

PART II - b: After the Closing with the additional investment ref. article 7

Shareholder	Series A Preferred Shares	Series B Preferred Shares	BCE Plan 2004-1	BCE Plan 2006-1	BCE Plan 2006-2	BCE Plan 2007-1	SO Plan 2004-1	SO Plan 2006-1	SO Plan 2006-2	SO Plan 2006-3	SO Plan 2006-4	BSAco-2005 Warrants for Advisory Plan 2006-1	BSAco-2005 Warrants for Advisory Plan 2006-2	BSAco-2006 Warrants for Advisory Plan 2006-3	BSAco-2007 Warrants for Advisory Plan 2007	Series C Preferred Shares	Ratchet Warrant BSA 01 2005	Warrant BSA VP	Series D Preferred Shares after sale to CDC	Ratchet Warrant BSA 06 2006	Series E Preferred Shares	Ratchet Warrant BSA 1 2008	E Convertible Bonds	% of share capital wo BCE & SO & Warrants	% of share capital & E Warrants wo BCE & SO & other Warrants	% of share capital on a fully diluted basis	Total Number of Shares
Georges Karam (2)	6 699 999																							14.32%	13.58%	12.06%	6 699 999
Bertrand Debray	1 800 000																							3.85%	3.65%	3.24%	1 800 000
Fabien Buda	300 000				100 000																			0.64%	0.61%	0.72%	300 000
Jerome Bertoese	300 000				100 000																			0.64%	0.61%	0.72%	300 000
Laurent Sibony	300 000				100 000																			0.64%	0.61%	0.72%	300 000
Emmanuel Lemoss	300 000				60 000																			0.64%	0.61%	0.65%	300 000
Ambroise Fossier	300 000				60 000																			0.64%	0.61%	0.65%	300 000
CAP DEC SP SAS		1 125 000														500 000	500 000		658 437	658 437	98 814	98 814		5.09%	4.83%	4.29%	2 382 251
FCPR T-Source		2 625 000														1 750 000	1 750 000		1 152 264	1 152 264	119 168	119 168		12.07%	11.45%	10.16%	5 646 432
FCPI CAAM Innovation 5																			576 132	576 132	88 342	88 342		1.42%	1.35%	1.20%	664 474
Gautier Renault			18 000		8 000																					0.047%	
Alexandre Prieur			20 000		15 000																					0.063%	
Stephane Cuttet			20 000		15 000																					0.063%	
Emmanuel Lemay			20 000	15 000																						0.063%	
Cedric Koch			24 000		18 000	8 000																				0.090%	
Fabrizio Zow			26 000		14 000																					0.072%	
Christopher Waeun			38 000		20 000																					0.104%	
Francis Tran			30 000		6 000																					0.065%	
Eric Poupere			30 000		24 000																					0.097%	
Jean-Marc Caraponnet			44 000		20 000																					0.115%	
Damien Ferreirou			50 000		30 000	8 000																				0.158%	
Joel Demarty			60 000		40 000	10 000																				0.198%	
Nathalie Pereira			76 000		30 000	10 000																				0.209%	
Bertrand Musset			19 000		20 000	8 000																				0.085%	
Hamel Sari			60 000		10 000																					0.126%	
Guillaume Vicino			24 000		20 000	15 000																				0.108%	
Vincent Morel-Bosh			16 000		16 000																					0.058%	
Thierry Leroux			30 000	36 500																						0.120%	
Elsa Benaroud			4 000		12 000																					0.029%	
Veronique Sor			16 000		5 000																					0.038%	
Eric Jacques			15 000		12 000	8 000																				0.063%	
Gerard Vallat			15 000		20 000																					0.063%	
Mathias Cervais			15 000		10 000																					0.045%	
Benoit Marieux			16 000		5 000																					0.038%	
Paul Bablaz			30 000		4 000																					0.061%	
Mazen Naffar			15 000		8 000																					0.041%	
Alexis Beck Dalvaquont			30 000		6 000																					0.065%	
Frederic Azoulay				18 000	10 000																					0.050%	
Roland Azan				15 000	10 000																					0.045%	
Evelyne Nutton				26 000	10 000																					0.065%	
Frederic Dupuy				14 000	2 000																					0.029%	
Lise Machetel				12 000	8 000																					0.036%	
Herve Arout				14 000	4 000																					0.032%	
Ehsan Chou				2 500	4 000																					0.012%	
Stephane Lebreton				14 000	8 000																					0.040%	
David Chouckroun				30 000	7 000																					0.067%	
Yves Sifferein				15 000	5 000																					0.036%	
Ihad Wixaei				20 000	15 000																					0.063%	
Theophile Rousseau				15 000	4000																					0.034%	
Philippe Sadot				50 000																						0.090%	
Nicolas Lanzoni				15 000	4 000																					0.034%	
Raphael Veyre				15 000	6 000	6000																				0.049%	
Gilles Chosard-Lalier				22 000	5000																					0.049%	
Linda Allou				12 000																						0.022%	
Rachid Belhacene				10 000																						0.018%	
Maurizio Brizzano				15 000	5000																					0.036%	
Gregory Branco					15 000																					0.027%	
Mohamed Lazar					13 000																					0.023%	
Mathieu Rollet					15 000																					0.027%	
Mickael Balanere					20 000																					0.036%	
Yannick Burgund					10 000																					0.018%	
Desmond Daniel					12 000																					0.022%	
Gilles Delfer					15 000	8 000																				0.041%	
David Charreneau					12 000																					0.022%	
Herve Couardot					14 000																					0.025%	
Arlette Duchesne					15 000																					0.027%	
Youssef Eddahbi					14 000																					0.025%	
Stephane Gioure					22 000																					0.040%	
Sylvain Laborde					15 000																					0.027%	
Sihai Mazuz					10 000																					0.018%	
Damien Milesicamps					12 000																					0.022%	
Jean Michel Pichavant					14 000																					0.025%	
Julien Simonat					12 000																					0.022%	
Etienne Aubourg					14 000																					0.025%	
Jeremy Cordeau					16 000																					0.029%	
Serdar Sezgner					14 000																					0.025%	
Deborah Chicate					101 000	129 000																				0.414%	
Franck Cassany						12 000																				0.022%	
Nicolas Kozl[illegible]						40 000																				0.072%	
Jean-Eric Renard						30 000																				0.054%	
Remaining pool for new grants (see note 1)				0	0	108 000																				0.194%	
Bernard Abouassouan							250 000				50 000															0.540%	
Eddy Tang							108 000				50 000															0.264%	
Kate Walsh							16 000				2 000															0.032%

EXHIBIT B: CAPITALIZATION TABLE

PART II - b: After the Closing with the additio[illegible]

Shareholder	Series A Preferred Shares	Series B Preferred Shares	BCE Plan 2004-1	BCE Plan 2006-1	BCE Plan 2006-2	BCE Plan 2007-1	SO Plan 2004-1	SO Plan 2006-1	SO Plan 2006-2	SO Plan 2006-3	SO Plan 2006-4	BSAco-2005 Warrants for Advisory Plan 2006-1	BSAco-2005 Warrants for Advisory Plan 2006-2	BSAco-2006 Warrants for Advisory Plan 2006-3	BSAco-2007 Warrants for Advisory Plan 2007	Series C Preferred Shares	Ratchet Warrant BSA 01 2005	Warrant BSA IVP	Series D Preferred Shares, after sale to CDC	Ratchet Warrant BSA 06-2006	Series E Preferred Shares	Ratchet Warrant BSA 1 2008	E Convertible Bonds	% of share capital wo BCE & SO & Warrants	% of share capital & E Warrants wo BCE & SO & other Warrants	% of share capital on a fully diluted basis	Total Number of Shares
Georges Karam (2)	6 699 999																							14.32%	13.58%	12.06%	6 699 999
Bertrand Debray	1 800 000																							3.85%	3.65%	3.24%	1 800 000
Fabien Buda	300 000				100 000																			0.64%	0.61%	0.72%	300 000
Jerome Bertorelle	300 000				100 000																			0.64%	0.61%	0.72%	300 000
Laurent Sibony	300 000				100 000																			0.64%	0.61%	0.72%	300 000
Emmanuel Lemois	300 000				60 000																			0.64%	0.61%	0.65%	300 000
Ambroise Popper	300 000				60 000																			0.64%	0.61%	0.65%	300 000
CAP DECISIF SAS		1 125 000														500 000	500 000		658 437	658 437	98 814	98 814		5.09%	4.83%	4.29%	2 382 251
FCPR T-Source		2 625 000														1 750 000	1 750 000		1 152 264	1 152 264	119 168	119 168		12.07%	11.45%	10.16%	5 646 432
FCPI CAAM Innovation 6																			576 132	576 132	88 342	88 342		1.42%	1.35%	1.20%	664 474
Gautier Renault			8 000		8 000																					0.047%	
Alexandre Prieur			10 000		15 000																					0.063%	
Stephane Cattet			10 000		15 000																					0.063%	
Emmanuel Lemas			10 000	15 000																						0.063%	
Cedric Koch			14 000		18 000	8 000																				0.090%	
Fabrizio Zov			16 000		14 000																					0.072%	
Christopher Walsh			18 000		20 000																					0.104%	
Francis Tran			10 000		6 000																					0.065%	
Eric Poubere			10 000		24 000																					0.097%	
Jean Marc Ciergronnet			14 000		20 000																					0.115%	
Damien Fenayrou			10 000		30 000	8 000																				0.158%	
Joel Demarty			10 000		40 000	10 000																				0.198%	
Nathalie Pereira			14 000		30 000	10 000																				0.205%	
Bertrand Muquet			15 000		20 000	8 000																				0.095%	
Hocmet Sar			10 000		10 000																					0.126%	
Guillaume Vacq			14 000		20 000	15 000																				0.106%	
Vincent Morel Bosh			6 000		16 000																					0.058%	
Thierry Leroux			10 000	36 100																						0.120%	
Elsa Benarzur			4 000		12 000																					0.029%	
Veronique Sor			6 000		5 000																					0.038%	
Eric Jacques			5 000		12 000	8 000																				0.063%	
Gerald Vallat			5 000		20 000																					0.063%	
Mathias Gervais			5 000		10 000																					0.045%	
Benoit Marieux			6 000		5 000																					0.038%	
Paul Baznaz			10 000		4 000																					0.061%	
Mazen Nofal			5 000		8 000																					0.041%	
Alexis Beck Dulvaquroff			10 000		6 000																					0.065%	
Frederic Azoulay				18 000	10 000																					0.050%	
Roland Azar				15 000	10 000																					0.045%	
Evelyne Nottun				26 000	10 000																					0.065%	
Frederic Dussou				14 000	2 000																					0.029%	
Lise Wachtel				12 000	8 000																					0.036%	
Herve Avot				14 000	4 000																					0.032%	
Emilie Chou				2 500	4 000																					0.012%	
Stephane Lebreton				14 000	8 000																					0.040%	
David Chouraqui				30 000	7 000																					0.067%	
Yves Sifferlen				15 000	5 000																					0.036%	
Imad Mikael				20 000	15 000																					0.063%	
Theophile Acquevi				15 000	4000																					0.034%	
Philippe Sabot				50 000																						0.090%	
Nicolas Langlois				15 000	4 000																					0.034%	
Raphael Veyre				15 000	6 000	6000																				0.049%	
Gilles Chopard-Lallier				22 000	5000																					0.049%	
Linda Rioux				12 000																						0.022%	
Rachid Belhacene				10 000																						0.018%	
Maurizio Briceno				15 000	5000																					0.036%	
Gregory Branco					15 000																					0.027%	
Mohamed Lazar					13 000																					0.023%	
Mathieu Rollet					15 000																					0.027%	
Mickael Balaniere					20 000																					0.036%	
Yannick Burlund					10 000																					0.018%	
Desmond Daniel					12 000																					0.022%	
Gilles Devler					15 000	8 000																				0.041%	
David Chamereau					12 000																					0.022%	
Herve Coulardot					14 000																					0.025%	
Amelie Duchesne					15 000																					0.027%	
Youssef Eddahbi					14 000																					0.025%	
Stephane Coste					22 000																					0.040%	
Sylvain Laborde					15 000																					0.027%	
Smail Mezob					10 000																					0.018%	
Damien Mascamps					12 000																					0.022%	
Jean Michel Pichevant					14 000																					0.025%	
Julien Soughac					12 000																					0.022%	
Etienne Aubourg					14 000																					0.025%	
Jeremy Cousseau					16 000																					0.029%	
[illegible] Sezonier					14 000																					0.025%	
[illegible]					101 000	129 000																				0.414%	
Franck [illegible]						12 000																				0.022%	
Nicolas [illegible]ewicz						40 000																				0.072%	
Jean Luc Renard						30 000																				0.054%	
Remaining pool for new grants (see note 1)				0	0	108 000																				0.194%	
Bernard Abousseouan							250 000				50 000															0.540%	
Eddy Tang							108 000				50 000															0.284%	
Kate Walsh							16 000				2 000															0.032%

Shareholders’ Agreement – Sequans E round

EXHIBIT 4.2 (vi)

Rights of the Corporate Observer and Confidentiality Rules

EXHIBIT 4.2 (vi)

Observer Rights of the Corporate Observer and Confidentiality Rules

The provisions set forth hereafter shall apply to all Corporate Investors and their Corporate Observers, as mentioned under Article 4.2 (vi) of the Agreement.

1.	Status of the Corporate Observer - Sensitive Information

Any Corporate Observer appointed by Corporate Investor pursuant the provisions set forth under Article 4.2 (vi) of the Shareholders’ Agreement, shall have the right to attend all meetings of the Company’s Board of Directors in a non-voting, observer capacity, provided, however, that the Chairman of the Board will have the right (a) to exclude the Corporate Observer from portions of meetings of the Board of Directors where sensitive information (“Sensitive Information” as defined below) is to be discussed and/or (b) to omit to provide such Corporate Observer with said sensitive information, notably in order to

(i)	avoid a conflict of interest between the Company and Corporate Investor and/or the Company and the Corporate Observer,

(ii)	fulfill the Company’s obligations with respect to confidential or proprietary information of third parties (provided, however, that the observer shall not be so excluded unless all other persons whose receipt of such materials or presence at a meeting would result in a violation of such third party confidentiality obligations are also excluded),

(iii)	prevent the disclosure to the Corporate Observer of Company trade secrets, or

(iv)	preserve attorney-client privilege.

Sensitive Information refers to information regarding supplier and customer contracts, special projects, sales and technical information which the Board of Directors deems could compromise the competitiveness of the company if the information were disclosed to a Corporate Observer and, consequently, to its Corporate Investor.

Besides, should the Company receive an offer that would result in a potential (i) change of control of the Company, to be defined as a transaction or series of transactions whereby the Company’s stockholders immediately prior to such transactions will own immediately following such transaction(s) less than 50% of the voting stock of the Company, or (ii) a sale of all or substantially all of the Company’s assets including the licensing on an exclusive basis of all or substantially all of the Company’s intellectual property, the Board of Directors shall neither address this offer, nor take any decision, unless such issue is mentioned on the Agenda included in the notice of Board meeting sent to Members and observers (including, for the avoidance of doubts, Corporate Observers). Notwithstanding the foregoing, it is reminded that discussions or materials relating to such offer may be, deemed to be Sensitive Information” (including but not limited to the name of a potential acquiror).

These Corporate Observer rights will terminate upon the earlier to occur of (a) an initial public offering of capital stock in the Company or (b) a Company sale, i.e. the sale, conveyance, or other disposition by the Company of all or substantially all of its property, assets or business or the merger into or consolidation with any other entity (other than a wholly-owned subsidiary corporation) or any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of in any of such cases (other than a merger effected solely for the purpose of changing the domicile of the Company).

2.	Confidential Information - Restrictions on Disclosure and Use

2.1	Confidential Information:

Corporate Investor acknowledges that it and its Corporate Observer may receive or become privy to Confidential Information (as defined below) of the Company in connection with this Agreement, or the Shareholders Agreement. “Confidential Information” means non-public, confidential and/or proprietary information relating to the Company’s businesses and products Confidential Information will not include any

(i)	information that is legally in the possession of Corporate Investor or its Corporate Observer or publicly available to Corporate Investor or its Corporate Observer prior to the disclosure of the information hereunder;

(ii)	information that, subsequent to its disclosure hereunder, becomes publicly available to Corporate Investor or its Corporate Observer without any violation of the provisions of this Exhibit 4.2 (vi) by Corporate Investor or its Corporate Observer;

(iii)	information that becomes legally available to Corporate Investor or its Corporate Observer on a non-confidential basis from any third party, the disclosure of which to Corporate Investor or its Corporate Observer, does not, to the knowledge of the recipient, violate any contractual or legal obligation such third party has to Company with respect to such information;

(iv)	information that is independently acquired or developed by Corporate Investor or its Corporate Observer, or

(v)	information that is explicitly approved for release by the Company.

Notwithstanding the foregoing, the Company acknowledges that Corporate Investor will likely have, from time to time, information (other than Confidential Information) that may be of interest to the Company (“Corporate Investor Information”) regarding a wide variety of matters including, by way of example only, (a) Corporate Investor’s technologies, plans and services, and plans and strategies relating thereto, (b) current and future investments Corporate Investor has made, may make, may consider or may become aware of with respect to other companies and other technologies, products and services, including, without limitation, technologies, products and services that may be competitive with the Company’s, and (c) developments with respect to the technologies, products and services, and plans and strategies relating thereto, of other companies, including, without limitation, companies that may be competitive with the Company. The Company recognizes that a portion of such Corporate Investor Information may be of interest to the Company. Such Corporate Investor Information may or may not be known by its Corporate Observer. The Company, as a material part of the consideration for Corporate Investor’s purchase of the Series D Preferred Shares or Series E Preferred Shares, agrees that Corporate Investor and its Corporate Observer shall have no duty to disclose any Information to the Company or permit the Company to participate in any projects or investments based on any Corporate Investor Information, or to otherwise take advantage of any opportunity that may be of interest to the Company if it were aware of such Corporate Investor Information, and hereby waives, to the extent permitted by law, any claim based on the corporate opportunity doctrine or otherwise that could limit Corporate Investor’s ability to pursue opportunities based on such Corporate Investor Information or that would require its Observer to disclose any such Corporate Investor Information to the Company or offer any opportunity relating thereto to the Company.

2.2.	Restrictions on Disclosure and Use.

Corporate Investor acknowledges that the Company continually develops Confidential Information, which Confidential Information said Corporate Investor or its Corporate Observer may learn of during the term of the Agreement. Accordingly, any Corporate Investor and its Observer will not disclose to any Person (except as required by applicable law), or use for such Corporate Investor’s or its Corporate Observer’s own benefit or gain, any Confidential Information obtained by said Corporate investor or its Corporate Observer, in each case, except (i) when required by law, court or regulatory or administrative body, (ii) when necessary to uphold Corporate Investor’s rights before the courts or administrative bodies with respect to the Agreement, (iii) when necessary to facilitate the sale and transfer of the securities of the Company owned by Corporate Investor’s subject to the prior approval

2/3

of the Company which shall not be unreasonably witheld or (iv) for the purpose of managing and accounting for the investment or otherwise in connection with fulfilling its obligations or exercising its rights arising from the investment in the Company. This restriction will continue to apply for four (4) years after the receipt of any such Confidential Information by Corporate Investor or its Corporate Observer.

2.3	Applicability:

Article 17 “Confidentiality” of the Agreement shall not apply to Corporate Investors who shall be submitted to the provisions of this present section 2 of this Exhibit 4.2 (vi).

3.	Limitation on Damages.

In no event shall Corporate Investor and/or its Corporate Observer be liable to the Company for any incidental, consequential or punitive damages, loss or expenses, arising out of a breach of the provisions of this Exhibit 4.2 (vi). It is understood that the foregoing shall not be deemed to be a limitation on recovery of actual damages.

4.	Transfer of Rights.

The rights granted to Corporate Investor to appoint a Corporate Observer, as well as the rights of such Corporate Observer hereunder, are strictly unassignable.

3/3

Shareholders’ Agreement – Sequans E round

EXHIBIT 5.3

Form of commitment letter

I, the undersigned,

[name of the signatory],

[acting in my capacity as [    —    ] of [    —    ], a [company] incorporated under the laws of [    —    ], the registered office of which is located at [    —     ],]1

OR

[residing at [    —     ]]2,

referring to the shareholders’ agreement relating to SEQUANS COMMUNICATION dated December [    —    ] 2007 (the “Agreement”) (except as defined in this letter, capitalized terms shall having the meanings ascribed to them in the Agreement), in my capacity as “Transferee” hereby undertake:

[(i)] to comply with any and all of the Transferor’s obligations under the Agreement with respect to the Shares so transferred[; and

(ii) should [I / [    —    ]] cease meeting the conditions which exempted the Transfer from the pre-emptive right set forth in article 5 of the Agreement, to transfer the relevant Share(s) back to the Transferor or, if the Transferor were no longer a Party at the time of such Transfer, to any Party ].

In [    —    ],

On[    —    ]

accepted for receipt of representation

[ — ]	SEQUANS COMMUNICATION
acting in its capacity as Attorney to the Agreement Represented by: Mr.[ — ]

[1]	In the case where the signatory granting the representations is a corporate entity.
[2]	In the case where the signatory granting the representations is an individual.

Shareholders’ Agreement – Sequans E round

EXHIBIT 14.A

Preference rights attached to the Series A, B, C, D and E Preferred Shares

(extract from the By-laws – English translation for information purposes)

Shareholders’ Agreement – Sequans E round

SEQUANS COMMUNICATIONS

An SA with a capital share of € 458,519.17

CitiCenter, 19 Le Parvis de Paris La Défense, 92800 Puteaux, France

B Y - L A W S

Schedule 1

PREFERRED SHARES - SPECIAL RIGHTS

As indicated in Article 7.2 of the Articles of Association,

this schedule is an integral part of the Articles of Association

Special financial rights attached to the preferred shares of categories A, B, C, D and E

In addition to the other rights attributed to them by law, the by-laws and the Articles of Association of the Company, the preferred shares of categories A, B, C, D and E (the “A, B, C, D and E Shares”) enjoy the special financial rights described below:

1.	Distribution rules

1.1	Principles of distribution

(a)	In the event that the Company were the subject, under the conditions defined below, of a Transfer, Merger or Liquidation (as these terms are defined below, and referred to collectively as the “Transaction”), the shareholders agree to make a special distribution of the overall consideration resulting for them from such a transaction (the “Proceeds to Distribute” as defined hereafter), with respect to the shares concerned by the Transaction (i.e. 100% of the shares in case of a sale of the Company, or a lesser percentage for the Transactions which will only result in a partial exit from the capital of the Company, such as a transfer of less than 100% of the capital, or a distribution of most but not all of the assets of the Company).

This distribution will take place in proportion to the respective interests of each shareholder in the Transaction (the “Allocative Key n°1”) as defined under article 1.2 hereafter), provided that the share of the Proceeds to Distribute allocated to concerned E Shares at the conclusion of such distribution, shall at least be equal per E Share to 1 8 time (1.8 x) the subscription price of an E Share,

i.e. 2.024 x 1.8 = EUR 3.6432

Shareholders’ Agreement – Sequans E round

Otherwise, the distribution of the Proceeds to Distribute will take place will take place according to specific rules (the “Allocative Keys n°2, 3 or 4” as defined under article 1.2 hereafter) intended to enable preferred shareholders to recover insofar as possible – and after an initial distribution of the Proceeds to Distribute in favor of the A Shares - a price or any consideration per share at least equal to its subscription price, with a first-ranking priority right for the E Shares, a second-ranking priority right for the D Shares, a third-ranking priority right for the C Shares and a fourth-ranking priority right for the B Shares.

It is specified that these preferred distribution rules and the order of priority used were defined by taking into account differences between the subscription prices of the A, B, C, D or E Shares and the order of completion of their investments, the latter subscribers having consented to invest in the Company provided that they have priority for the recovery of their funds, which the previous subscribers accepted.

(b)	The “Proceeds to Distribute” used for application of the various Allocative Keys will be equal to the total price, consideration or proceeds to be distributed to all the shareholders, for the Shares to which the Transaction relates.

If the Proceeds to Distribute are paid in part in cash (be it as an additional cash payment or otherwise) and in part in assets or in shares of the Company or of another company, the appropriate Allocative Key will be applied both for the part paid in cash and for that paid in assets or shares, with no distinction according to the nature of the payment, such that once the financial rights of each shareholder are defined, each will receive the same portion in cash and in shares or assets of each category. If the Proceeds to Distribute are paid in several installments, with or without conditions, each installment will be distributed when effectively paid out to the shareholders, according to the stages of the appropriate Allocative Key, such that the such Allocative Key will be applied at the payment of each installment, by taking into account as the case may be payments already received under previous installments.

(c)	Only the shareholders participating in the Transaction will be taken into account for the purposes of application of the Allocative Keys. Hence, in the event of Transfer relating only to part of the capital, only the shareholders participating in the Transfer will be taken into account for the number of Shares which are the subject of the Transfer. In addition, it is specified that the special financial rights described in this appendix and attached to the Shares shall be triggered only once, so that any Share (A, B, C, D or E) transferred as a result of an Operation shall be deprived of such special financial rights after the aforesaid transfer.

In the event that a shareholder participating in the Transaction were to hold Shares in various categories, the appropriate Allocative Key will be applied according to the category of Shares which are the subject of the Transaction, as will be specified by the relevant shareholder as the case may be.

The subscription price of each Share will be determined on the basis of the legal documentation of the Company, and will be adjusted as the case may be to take into account any grouping or division of or change to the par value of the Shares in the Company, as well as the exercise of the Ratchet Share Warrants (BSA01-2005, BSA06-2006 et BSA01-2008). Only the subscription price of the Shares when issued will be used for application of this Article, without the value of the Share warrants or any other right of a similar nature attached to a Share when issued, or price paid by a shareholder in the event of acquisition of Shares following this issuance being taken into account.

It is specified that the transactions carried out by the Company on the “Issue Premium” item of its balance sheet (be it, in particular, any posting of losses, distribution or incorporation of capital) will remain to no effect for application of this article, for which, in

Shareholders’ Agreement – Sequans E round

any event, the amount of issue premiums paid when the Shares are issued will be taken into account.

In the event that, at any of the distribution stages specific to each Allocative Key, the share of the available Proceeds to Distribute is insufficient to serve all the relevant financial rights, the distribution of the available amount will take place in proportion to the total financial rights of each shareholder for the relevant stage, in relation to the total financial rights to be served for such stage.

1.2	Preferential distribution rules

In order to carry out the distribution of the Proceeds to Distribute (“P”), the instructions detailed under phases n°1 to 4 hereafter shall be followed, so as to use the appropriate Allocative Key among those defined under articles 1.2.1 to 1.2.4.

1.2.1	Phase n°1: The Proceeds to Distribute shall be virtually distributed to all shareholders participating in the Transaction in proportion to the respective interests of each shareholder in the Transaction regardless of the type of shares (i.e. on a prorate basis) (hereafter the “Allocative Key n°1”):

If at the close of such distribution, the share of the Proceeds to Distribute allocated to E Shares is, per Share (« QP E »):

a)	greater or equal than 1.8 time the subscription price of an E Share (« PS E » = € 2.024), i.e.:

QP E ≥ € 3.6432

In such case, the real distribution of the Proceeds to Distribute will take place by using the Allocative Key n°1;

b)	lower than 1.8 time the subscription price of an E Share (PS E), i.e :

QP E < € 3.6432 €

In such case, the Allocative Key n°1 shall not apply and the Phase n°2 detailed hereafter shall be considered.

1.2.2	Phase n°2: The Proceeds to Distribute shall be virtually distributed to the shareholders participating in the Transaction, pursuant to the following preferential distribution rules (hereafter the « Allocative Key n°2 »):

(i)

First, an amount will be distributed to the A Shares, a preferential amount per Share (« QPP A ») equal to 2% of the Proceeds to Distribute divided by the number of A Shares participating in the Transaction (« NA »):

QPP A = [Px 2%]/NA

Shareholders’ Agreement – Sequans E round

(ii)	then, from the balance of the Proceeds to Distribute, it will be distributed to the E Shares a preferential amount per Share (« QPP E ») equal to its subscription price (« PS E ») :

QPP E = PS E = € 2.024

(iii)	then, from any balance of the Proceeds to Distribute, it will be distributed to the D Shares a preferential amount per Share (« QPP D ») equal to its subscription price (« PS D »):

QPP D = PS D = € 1.215

(iv)	then, from any balance of the Proceeds to Distribute, it will be distributed to the C Shares a preferential amount per Share (« QPP C ») equal to its subscription price (« PS C »):

QPP C = PS C = € 0.60

(v)	then, from any balance of the Proceeds to Distribute, it will be distributed to the B Shares a preferential amount per Share (« QPP B ») equal to its subscription price (« PS B »):

QPP B = PS B = € 0.40

(vi)	lastly, any balance of the Proceeds to Distribute which is still not allotted after application of subparagraphs (i) to (vi) above will be divided between all the shareholders participating to the Transaction, whatever category of shares they hold, in proportion to their respective interests in the Transaction.

If at the close of such distribution, the share of the Proceeds to Distribute allocated to E Shares is, per Share (« QP E »):

a)	lower or equal than 1.8 time the subscription price of an E Share (« PS E » = € 2.024 ), i.e.:

QP E ≥ € 3.6432

In such case, the real distribution of the Proceeds to Distribute will take place by using the Allocative Key n°2;

b)	greater than 1.8 time the subscription price of an E Share (PS E), i.e.:

QP E >€ 3.6432

In such case, the Allocative Key n°2 shall not apply and the Phase n°3 detailed hereafter shall be used.

1.2.3	Phase n°3: The Proceeds to Distribute shall be virtually distributed to the shareholders participating in the Transaction, pursuant to the following preferential distribution rules (hereafter the « Allocative Key n°3 »):

Shareholders’ Agreement – Sequans E round

(i)

First, an amount will be distributed to the A Shares, a preferential amount per Share (QPP A) equal to 2% of the Proceeds to Distribute divided by the number of A Shares participating in the Transaction relates (NA):

QPP A = [P x 2%]/NA

(ii)	then, from the balance of the Proceeds to Distribute, it will be distributed to the E Shares an amount per Share (QP E) equal to 1.8 time its subscription price (PS E):

QP E = 2.024 x 1.8 = € 3.6432

(iii)	then, from the balance of the Proceeds to Distribute, it will be distributed to the D Shares a preferential amount per Share (QP D) equal to its subscription price (PS D):

QPP D = PS D = € 1.215

(iv)	lastly, any balance of the Proceeds to Distribute which is still not allotted after application of subparagraphs (i) to (iii) above will be divided among A, B, C and D shareholders – but not E - in proportion to their respective interests in the Transaction.

If at the close of such distribution, the share of the Proceeds to Distribute allocated to D Shares is, per Share (« QP D »):

(a)	lower or equal than 2.72 times the subscription price of a D Share (PS D = € 1.215), i.e.:

QP D ≤ € 3.3048

In such case, the real distribution of the Proceeds to Distribute will take place by using the Allocative Key n°3;

(b)	greater than 2.72 times the subscription price of a D Share (PS D = € 1.215), i.e.:

QP D > € 3.3048

In such case, the Allocative Key n°2 shall not apply and the Phase n°4 detailed hereafter shall be used.

1.2.4	Phase n°4 : The Proceeds to Distribute shall be distributed to the shareholders participating in the Transaction, pursuant to the following preferential distribution rules (hereafter the « Allocative Key n°4 » :

Preliminary to such distribution, two theoretical values of the proceeds to distribute shall be computed in order to implement the Allocative Key n°4: P0 and P1, being specified that P0<P and P1>P,

Shareholders’ Agreement – Sequans E round

•	Calculation of P0: using the Allocative Key n°3, the value of the proceeds to distribute is decreased (below P) so as to reach a value P0 where the share of the proceeds to distribute to each D Share is exactly equal to 2.72 times its subscription price, i.e. 3.3048 € per D Share;

•	Calculation of P1 : using the Allocative Key n°1, the value of the proceeds to distribute is increased ( above P) so as to reach a value where the share of the proceeds to distribute to each E Share is exactly equal to 1.8 times its subscription price, i.e. 3.6432 € per E Share.

Then, the real distribution of the Proceeds to Distribute will take place by using the Allocative Key n°4 hereafter:

(i)

First, an amount will be distributed to the A Shares, a preferential amount per Share (QPP A) equal to 2% of the Proceeds to Distribute divided by the number of A Shares participating in the Transaction relates (NA):

QPP A = [P x 2%]/NA

(ii)	then, from the balance of the Proceeds to Distribute, it will be distributed to the E Shares an amount per Share (QP E) equal to 1.8 time its subscription price (PS E):

QP E = 2.024 x 1.8 = € 3.6432

(iii)	then, from the balance of the Proceeds to Distribute, it will be distributed to the D Shares an amount per Share (QP D) equal to G times its subscription price (PS D = € 1.215), the G value being comprised between 2.72 and 3, and being calculated as follows:

QP D = G x PS D = G x € 1.215

G = 2.72 + [(3-2.72)/(P1-P0)] x [P-PO],

where P, PO et P1 are expressed in the same homogeneous unit.

(iv)	lastly, any balance of the Proceeds to Distribute which is still not allotted after application of subparagraphs (i) to (iii) above will be divided among A, B and C shareholders – but neither E nor D - in proportion to their respective interests in the Transaction.

2.	Application to the cases of Transfer, Merger and Liquidation

2.1	Preferred right in the event of Transfer

(a)	Allocative Keys will only apply to transfers relating to at least 50.1% of the capital of the Company not taking into account, in calculating this percentage, the Ratchet Share Warrants (BSA 01-2005, BSA 06-2006 and BSA 01-2008), stock options, other Share Warrants or Business Creation Share Warrants (BSPCE) or rights of access to the capita! existing on the date of this transaction (a “Transfer”). For the purposes of this Article, any transaction having the effect of transferring for valuable consideration the ownership of shares in the Company, including contribution, exchange and combined forms of these transfers of ownership will be treated as a Transfer (is being specified that the case of merger is the subject of specific provisions), as well as separations of the attributes of ownership carried out for valuable consideration.

Shareholders’ Agreement – Sequans E round

(b)	In the event that a Transfer by several transferors to a shareholder or third party were to take place, the Proceeds to Distribute between the shareholders participating in the Transfer will be distributed amongst them by application of the appropriate Allocative Key. In order to give full effect to this Article, any transfer agreement giving rise to application of this Article must insofar as possible contain any worthwhile provision to enable the distribution of the Proceeds to Distribute pursuant to this Article. In any event (i.e. even in the event of no express provision in the transfer agreement), the shareholders undertake, each in respect to itself, to do all that is necessary and will proceed amongst themselves with entering into any agreement, making all fund transfers and as the case may be all share transfers necessary for this purpose.

2.2	Preferred right in the event of Merger

In the event that the Company were absorbed via (i) a merger or (ii) were subject to a spin-off on more than one half of its assets (a “Merger” for the purposes of this Article), the shares to be issued by the absorbing entity in consideration for the contribution of the assets of the Company and allotted to the shareholders (the “New Shares”) will be distributed between the shareholders by application of the appropriate Allocative Key. The Proceeds to Distribute will in this case be equal to the total number of New Shares multiplied by the real value of these New Shares, defined as indicated below.

The value of the shares of the Company and the New Shares as well as the merger parity must be determined by the Board of Directors authorizing the Merger, which may resort to an independent expert’s opinion.

In order to give this Article its full effect, the Merger agreement must, to be approved, include the provisions necessary for the New Shares to be distributed amongst the shareholders according to the appropriate Allocative Key and as is provided for under Article 1.2 above, unless the shareholders have undertaken elsewhere, irrevocably and under the sole condition of completion of the Merger, to sell between them, for an overall price of 1 Euro per transferor (whatever may be the number of Shares thus transferred by each transferring shareholder), a number of shares in the Company or New Shares such that, as a result of this transfer and of the Merger, each shareholder receives a number of New Shares equal to that determined in pursuance of the appropriate Allocative Key (then taking into account the additional investment accounted for by the acquisition price of these shares).

It is specified that this Article constitutes an application of the provisions of article L. 22517 of the French Commercial Code providing that in the event of merger or spin-off, the preferred shares may be exchanged under a specific exchange parity taking account of the abandoned special rights. A special meeting of the holders of preferred shares of each category may refuse to approve any merger or spin-off at the time of which the rules provided for in this Article will not be applied, in which case the planned merger or spinoff may not take place.

23	Preferred right in the event of Liquidation – Partial contributions of assets, spin-offs, distributions – Reduction of capital not reasoned by losses

(a)

In the event of the amicable or court-ordered liquidation of the Company (the “Liquidation” within the meaning of this Article), the Proceeds to Distribute will be equal to the amount of the liquidation bonus; i.e. the proceeds from the liquidation available after the liabilities and liquidation expenses are paid and the par value of the shares is repaid and, more generally after any priority payment imposed by applicable law and regulations.

Shareholders’ Agreement – Sequans E round

However, for the application of the stages specific to each Allocative Key, the total of any amount already received as repayment of the par value of the shares will be deducted from the amount coming to each, such that the appropriate Allocative Key take into account insofar as possible the subscription prices of the shares (including par value).

(b)	The provisions of this Article will apply under the same conditions (but without prior repayment of the par value) in the event of:

(i)	massive distribution by the company of dividends or reserves (deducted in particular from the issue premium items) be it paid in cash, in kind or in shares (such as massive distribution being defined as a distribution of more than one-half of its assets and/or of its equity); and

(ii)	reduction in capital of the Company not reasoned by losses giving rise to a distribution in favour of the shareholders of any amount or to the buyback by the Company of its own shares.

In these cases, the amounts distributed will be distributed amongst the shareholders by application of the appropriate Allocative Key, the amount distributed constituting the Proceeds to Distribute within the meaning of this Article.

Shareholders’ Agreement – Sequans E round

EXHIBIT 14.B

Preference rights attached to the Series A, B, C, D and E Preferred Shares

Examples

Hypothesis Used in the following Examples

Share Type	Nbre of Shares	% in the Transaction	Subscription Price (PS)	Total Subscription
E Shares	6 188 595	11,13%	2,0240 €	12 525 716 €
D Shares	17 695 477	31,83%	1,2150 €	21 500 005 €
C Shares	11 666 667	20,99%	0,6000 €	7 000 000 €
B Shares	3 750 000	6,75%	0,4000 €	1 500 000 €
A Shares (NA)	16 284 562	29,30%	0.01 € to 2.024 €, all SO exercised
Total	55 585 301	100%		42 525 721

Example #1	Proceed to Distribute P =		230 000 000 €

Phase n°1: Allocative Key n°1 applies

	Prorata distribution between all shares		4,1378 €	per share
	Conclusion					Total
	QP A		4,1378 €			67 382 009 €	For A shares
	QP E		4,1378 €	> 3.6432 (1.8x PS E)		25 607 073 €	For E shares
	QP D		4,1378 €			73 220 071 €	For D shares
	QP C		4,1378 €			48 274 155 €	For C shares
	QP B		4,1378 €			15 516 692 €	For B shares
230 000 000 €

Example #2	Proceed to Distribute P =		20 000 000 €

Phase n°2: Allocative Key n°2 applies
Balance
	QPP A		0,02456 €		19 600 000 €
	QPP E		2,0240 €		7 074 284 €
	QPP D < PS D		0,39978 €		0 €	no more distribution is possible

	Conclusion	per share				Total
	QP A = QPP A		0,02456 €			400 000 €	For A shares
	QP E= QPP E		2,0240 €	< 3.6432 € (1.8x PS E)		12 525 716 €	For E shares
	QP D		0,39978 €			7 074 284 €	For D shares
	QP C		0 €			0 €	For C shares
	QP B		0 €			0 €	For B shares
20 000 000 €

Example #3	Proceed to Distribute P =		100 000 000 €

Phase n°2: Allocative Key n°2 applies
Balance
	QPP A		0,1228 €		98 000 000 €
	QPP E		2,0240 €		85 474 284 €
	QPP D		1,21500 €		63 974 279 €
	QPP C		0,6000 €		56 974 278,97 €
	QPP B		0,4000 €		55 474 278,97 €

	Prorata between all shares		0,9980 €	per share

	Conclusion	per share				Total
	QP A		1,1208 €			18 252 036 €	For A shares
	QP E		3,0220 €	< 3.6432 € (1.8x PS E)		18 701 951 €	For E shares
	QP D		2,21300 €			39 160 138 €	For D shares
	QP C		1,5980 €			18 643 365 €	For C shares
	QP B		1,3980 €			5 242 510 €	For B shares
100 000 000 €

Example #4	Proceed to Distribute P =		140 000 000 €

	Phase n°3: Allocative Key n°3 applies			Balance

	QPP A		0,1719 €		137 200 000 €
	QP E		3,6432 €		114 653 711 €
	QPP D		1,2150 €		93 153 706 €

	Prorata between A, B, C and D shares		1,8858 €	per share
49 396 706
	Conclusion	per share				Total
	QP A		2,0578 €			33 509 888 €	For A shares
	QP E		3,6432 €			22 546 289 €	For E shares
	QP D		3,1008 €	<3.3048 € (2.72x PS D)		54 870 636 €	For D shares
	QP C		1,8858 €			22 001 331 €	For C shares
	QP B		1,8858 €			7 071 856 €	For B shares
140 000 000 €

Example #5	Proceed to Distribute P =		170 000 000 €

Phase n°4: Allocative Key n°4 applies

Preliminary Computation:
	P0=		150 280 000 €	Value of P using Key n°3 to obtain QP D=3.3048 €
	P1=		202 508 369 €	Value of P using Key n°1 to obtain QP E =3.6432 €
	G=		2,8257

Balance
	QPP A		0,2088 €		166 600 000 €
	QP E		3,6432 €		144 053 711 €
	QP D		3,4333 €		83 300 711 €

	Prorata between A, B and C shares		2,6277 €	per share

	Conclusion	per share				Total
	QP A		2,8365 €			46 190 631 €	For A shares
	QP E		3,6432 €			22 546 289 €	For E shares
	QP D		3,4333 €	>3.3048 € (2.7x PS D) and <3.6432 € (3x PS D)		60 753 000 €	For D shares
	QP C		2,6277 €			30 656 277 €	For C shares
	QP B		2,6277 €			9 853 803 €	For B shares
170 000 000 €

Shareholders’ Agreement – Sequans E round

EXHIBIT 16.2

Standard Contractual Undertaking

CONTRACTUAL AGREEMENT

[For the non French-speaking Holders]

BETWEEN:

-	[Mr./Mrs.]	,
residing at
;

(hereinafter referred to as the “Holder”),

ON THE ONE HAND,

AND:

-	Monsieur Georges Karam, residing 8, impasse Wattignies, 75012 Paris, France;

-	Monsieur Betrand Debray, residing 7, passage du Gros Murger, 78600 Maisons Laffitte, France;

-	Mr. Fabien Buda residing 28, rue Guersant, 75017 Paris, France;

-	Mr. Jérôme Bertorelle, residing 4, rue Bailleul, 75001 Paris, France;

-	Mr. Laurent Sibony, residing 8, rue de la DCA, 78700 Conflans-Sainte-Honorine, France;

-	Mr. Emmanuel Lemois, residing 69, rue Fondary, 75015 Paris, France;

-	Mr. Ambroise Popper, residing 1956 Menalto Avenue, Menlo Park, CA 94025, USA;

-	FCPR T-SOURCE, a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), l-Source Gestion, société anonyme with a registered share capital of EUR 675,144, the registered office of which is located 1-3, avenue Jean Jaurès, 78000 Versailles, France, registered with the registry of commerce and companies of Versailles under number 420 748 097;

-	FCPI CAAM INNOVATION 6, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is located 128-130, boulevard Raspail, 75006 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575, itself represented by its delegated, I-SOURCE GESTION, the registered office of which is 1-3, avenue Jean Jaurès, 78000 Versailles, registered with the Registry of Commerce and Companies of Versailles under number 420 748 097

-	CAP DECISIF, a French société par actions simplifiée, with a registered share capital of EUR 16,785,200, the registered office of which is located 21 bis rue Lord Byron - 75008 Paris, registered with the registry of commerce and companies of Paris under number 440 405 405;

-	ADD ONE L.P., a Guernsey limited partnership established under the Limited Partnerships (Guernsey) Law 1995 and having its principal place of business at 13-15 Victoria Road, St Peter Port, Guernsey, Channel Islands, United Kingdom, represented by its managing general partner ADD One General Partner L.P., represented by its managing general partner, ADD Management Limited;

-	ADD ONE GmbH & Co. KG, registered as a limited partnership with the commercial register at local court Munich, Germany and having its principal place of business at Max Joseph Strasse 7, 80333 Munich, Germany, c/o VCM Venture Capital Management und Beteiligungsgesellshaft mbH, represented by its managing limited partner is ADD One General Partner L.P., represented by its managing general partner, ADD Management Limited;

-	VISION CAPITAL III LP, a limited partnership established under the Limited Partnerships (Jersey) Act 1994, represented by its managing general partner Vision III Partners Ltd., a limited partnership established under Companies (Jersey) Act 1991, having its registered office at Kleinwort Benson House, Wests Centre, St Hélier, Jersey JE4 8PQ, Channel Islands;

-	FCPI SOGE INNOVATION 7, a French innovation mutual fund (fonds commun de placement dans l’nnovation), represented by its manager (société de gestion), Société Générale Asset Management Alternative Investments, a French société anonyme with a share capital of EUR 68,672,885, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571;

-	FCPI SOGE INNOVATION EVOLUTION 3, a French innovation mutual fund (fonds commun de placement dans I’innovation), represented by its manager (société de gestion), Société Générale Asset Management Alternative Investments, a French société anonyme with a share capital of EUR 68,672,885, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571;

-	FCPI GEN-I, a French innovation mutual fund (fonds commun de placement dans I’innovation), represented by its manager (société de gestion), Société Générale Asset Management Alternative Investments, a French société anonyme with a share capital of EUR 68,672,885, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571;

-	FCPI GEN-I 2, a French innovation mutual fund (fonds commun de placement dans I’innovation), represented by its manager (société de gestion), Société Générale Asset Management Alternative Investments, a French société anonyme with a share capital of EUR 68,672,885, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571;

-	KENNET II L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, acting by its manager, Kennet Capital Management (Jersey) Limited, having its registered office at 47 Esplanade, St Hélier, Jersey JE1 0BD;

-	KING STREET PARTNERS L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, acting by its manager, Kennet Capital Management (Jersey) Limited, having its registered office at 47 Esplanade, St Helier, Jersey JE1 0BD;

-	MOTOROLA Inc., a Delaware corporation, whose principal place of business is 1303 E. Algonquin Road, Schaumburg, Illinois USA 60196;

-	ALCATEL-LUCENT PARTICIPATIONS, a French société anonyme with a registered share capital of EUR 4.913.119.470, the registered office of which is located at 54, rue La Boétie – 75008 Paris, France, registered with the registry of commerce and companies of Paris, under number 333 150 043;

-	GATEWAY NET TRADING PTE. LIMITED, a corporation established under Singapore Law and a wholly owned subsidiary of RELIANCE COMPANY LIMITED, having its registered office at Singapore 189677 15, beach road, # 03- 07, Beach Centre;

-	SWISSCOM AG, a company established under Swiss Law, registered with the registry of commerce of Bern under number CH-035.8.018.212-7, having its registered office in Ittingen, at Alte Tiefenaustr. 6, Worblaufen, 3050 Bern – Switzerland;

-	FONDS DE CO-INVESTISSEMENT DIRECT (FCID), a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), CDC Entreprises, a French société par actions simplifiée with a registered share capital of EUR 2 920 000, the registered office of which is located at Tour Maine Montparnasse, 33 avenue du Maine, BP 174 75755 Paris Cedex 15, France, registered with the registry of commerce and companies of Paris, under number 433 975 224;

-	HANTECH INTERNATIONAL VENTURE CAPITAL CORPORATION, a corporation established under the International Business Companies (British Virgin Islands) Act 1996, having its registered office at Citco Building, P.O. Box 662, Road Town, Tortola, British Virgin Islands, acting by its managing general partner, H&Q Taïwan Co. Ltd., a corporation established under Companies (Taïwan) Act 1986, having its registered office at 333 Keelung Road Section 1, Suite 3201, Taipei, 11o, Taiwan.

Each represented by:

SEQUANS COMMUNICATIONS, a French société anonyme with a registered share capital of EUR 431,246.44, the registered office of which is located at 19, Parvis de La Défense – 92800 Puteaux, France, registered with the registry of commerce and companies of Nanterre, under number 450 249 677, (hereafter “Sequans Communications” or the “Company”) represented by Mr. Georges Karam, acting in his capacity as chairman and managing director (président - directeur général), by virtue of the power of attorney granted to the Company in this respect pursuant to the shareholders’ agreement (the “Agreement”) dated January 31, 2008,

(hereinafter collectively referred to as the “Shareholders”),

ON THE OTHER HAND

(the Holder and the Shareholders are hereinafter referred to collectively as the “Parties” and individually as a “Party”, severally but not jointly (conjointement mais sans solidarité)

IN THE PRESENCE OF:

-	SEQUANS COMMUNICATIONS, which is entering into this agreement for the purposes of accepting the rights granted to it and acknowledging the obligations imposed on it pursuant to this contractual agreement.

WHEREAS:

In order to enable the Company to ensure its development by access to additional financing, access to a stock exchange or any other means, the Shareholders have agreed upon the terms and conditions governing the purchase or disposal of the shares they hold or will hold in the Company.

The following are hereafter referred to as the “Shares”:

-	the equity securities (titres de capital) of the Company of which the Holder is the owner, if applicable;

-	the equity securities (titres de capital) or securities of the Company giving access to a fraction of the capital or a voting right in the general shareholders’ meetings of the Company of which the Holder may become the owner, in particular by way of purchase, subscription or exercise of stock options giving the right to subscribe for or purchase shares (options de souscription ou d’achat d’actions) or founders’ warrants (bons de souscription de parts de créateurs d’entreprise).

In order to ensure the coherence of the behavior of the shareholders of the Company in the circumstances referred to above, the Shareholders intend to grant the Holder the option to sell his Shares in case of a change in control as defined below, in consideration of the undertakings set out in this contractual agreement (the “Contract”).

It is specified that for the purposes of this Contract, a “Transfer” shall mean any transaction resulting in a transfer of the ownership of Shares for any reason whatsoever (including, but not limited to gratuities, partial contributions of assets, mergers, demergers, or any combination of these methods of transfer of ownership).

NOW IT IS HEREBY AGREED AS FOLLOWS:

Article 1 – Right to sell

1.1	Should a Shareholder (hereinafter the “Concerned Shareholder”) contemplate a sale (the “Sale”) to a Party or a third party to the contract (a “Third Party”) of a number of shares of the Company and shall the purchaser, as a result of such Sale, hold more than fifty per cent (50%) of the voting rights in the general shareholders’ meetings or the share capital of the Company (the “Control”), the Holder would be entitled to sell, on the same terms and price conditions as offered by the purchaser (hereinafter the “Purchaser”) to the Concerned Shareholder, all and nothing but all, of the Shares (hereinafter the “Concerned Shares”) which he would then hold.

Accordingly, before making any commitment in respect of such Sale, the Concerned Shareholder would secure the Purchaser’s irrevocable undertaking to purchase the Shares which the Holder may wish to sell, on the same terms and price conditions as those proposed by the Purchaser to the Concerned Shareholder.

This obligation to purchase would be borne jointly and severally by the Concerned Shareholder and the Purchaser.

1.2	Consequently, in the situation referred to in Section 1.1 above, the Concerned Shareholder shall notify the Holder of the terms of the proposed Sale by indicating the identity of the Purchaser, the number of shares of the Company contemplated to be sold, the price offered, the terms of payment of said price.

1.3	The Holder shall have thirty (30) days from receipt of the notice provided for in Section 1.2 above to exercise its right to sell in accordance with the following terms and conditions:

In the event of exercise by the Holder of its right to sell, the Concerned Shares shall be purchased by the Purchaser in accordance with the period set forth in the Purchaser’s notification for the purpose of the completion of the contemplated Sale or, failing such a provision, within fifteen (15) days of the date of expiry of the above thirty (30) days period.

1.4	If, in breach of the above provisions, the Purchaser were to purchase the shares of the Concerned Shareholder but did not purchase the Concerned Shares, the Concerned Shareholder would be obliged to purchase all of the Concerned Shares itself within eight (8) days of the expiry of the period granted to the Purchaser in this Article 1 to purchase the Concerned Shares on the same price conditions.

Also, if the Purchaser were to purchase the Concerned Shares but did not pay for them, the Concerned Shareholder would be bound jointly and severally (solidairement) with the Purchaser to pay for the Concerned Shares within eight (8) days of the expiry of the period granted to the Purchaser in this Article 1 to purchase the Concerned Shares.

Article 2 – Drag-along right

2.1	Call Option 1

2.1.1	Description

Should any Shareholder or Third Party, acting alone or in concert within the meaning of article L.233-10 of the French Commercial Code (hereinafter the “Beneficiary”) offer to purchase one hundred per cent (100%) of the share capital of the Company (hereinafter the “Offer”) and Shareholders holding more than seventy five percent (75%) of the capital or voting rights in the general shareholders’ meetings of the Company wish to accept the Offer, the Holder (hereinafter referred to as the “Promissor”) shall, if so requested by the in writing Beneficiary and upon written evidence of the acceptance of the Offer by Shareholders holding more than seventy five percent (75%) of the capital or voting rights in the general shareholders’ meetings of the Company, transfer to the Beneficiary all of the Shares which he would then hold, including any rights to the dividends as attached to said Shares, and free and clear of any pledge or security of any nature whatsoever.

For this purpose, the Promissor hereby grants the Beneficiary the benefit of this irrevocable option to buy (the “Option 1”).

2.1.2	Any Beneficiary may call the Option 1 if the conditions set forth in Section 2.1.1 above are met.

2.1.3	Each Beneficiary shall notify the Promissor of its decision to call the Option 1 within thirty (30) days from the day on which the conditions set forth in Section 2.1.1 shall have been met. It shall simultaneously notify each Promissor of the terms of the accepted Offer, as well as of the written acceptance of Shareholders holding more than seventy five percent (75%) of the capital or voting rights in the general shareholders’ meetings of the Company.

2.1.4	A Beneficiary may only call Option 1 in respect of all the Shares still held by the Promissor at the time of the exercise of Option 1, and in one single call (“ef ce en une seule fois”). If there are several Beneficiaries, the transferred Shares shall be allocated between them prorata their respective holdings in the share capital of the Company as at the date when the condition set forth in Section 2.1.1 shall have been met, unless the said Beneficiaries agree otherwise.

2.1.5	If the Option 1 is not called in accordance with the conditions set forth above, it will become null and void, without indemnity on any part.

2.1.6	In the circumstances referred to in Section 2.1.1, in the event that the Option 1 is called in accordance with the terms and within the time period set forth above, the Promissor undertakes to transfer the ownership of his Shares in accordance with the terms and conditions (including the price) set forth in the notified Offer.

2.1.7	If this Option 1 is called in accordance with the terms and within the period set forth above, the Transfer of the Shares and the payment of their purchase price shall take place at the latest within fifteen (15) days of the completion of the Offer.

2.1.8	The Transfer shall be conditional upon the delivery:

(i)	to the Promissor of a bank check (chèque de banque) in an amount equal to the purchase price of its Shares;

(ii)	to each Beneficiary of a stock transfer form (ordre de mouvement) duly completed and signed, requesting the Company to effect the Transfer of the relevant Shares to the benefit of the said Beneficiary.

2.1.9	Should the Beneficiary notify the exercise of the Option 1 within the period of time and according to the terms provided above, but shall the Promissor fail to comply with its obligations under the Contract, the Beneficiary may deposit with the Caisse des Dépots et Consignations or any other bank agreeing on such mandate the price of the Shares for which the Option 1 shall have been exercised. In such case, the mere remittance to the Company of the copies of the notice whereby the Option 1 has been exercised and the acknowledgement of the deposit would be deemed a share transfer form (ordre de mouvement des titres) and would cause the Company, which the Company hereby undertakes, to register the Transfer in the share transfer register (registre des mouvements de titres) and the relevant shareholders’ accounts (comptes individuels d’actionnaires).

2.2.	Call Option 2

2.2.1	Should the Promissor, the condition defined in Section 2.1.1 above being met, hold rights (whether securities, options, founders’ warrants or any other rights) to subscribe or purchase shares of the Company immediately or at a future date (the “Rights”), the Promissor shall, if so requested by the Beneficiary, transfer to the Beneficiary the Shares it will hold as a result of the exercise of the Rights.

Accordingly, the Promissor irrevocably grants to the Beneficiary this call Option (the “Option 2”).

2.2.2	The Promissor irrevocably undertakes to inform the Beneficiary(ies) each time it shall exercise a Right. To that effect, it shall notify to each Beneficiary and the Company the number of Shares subscribed within seven (7) days of exercising the relevant Right.

Any Beneficiary may exercise the Option 2 provided that the condition defined in Section 2.2.1 above are met.

2.2.3	The Beneficiary shall notify to the Promissor its decision to exercise the Option 2 within thirty (30) days as from the receipt of the notice provided in Section 2.2.2 above.

2.2.4	A Beneficiary may exercise the Option 2, each time the Promissor shall exercise a Right, in one single call and for all and only all of the Shares held by the Promissor as a result of the exercise of said Right. Should there be several Beneficiaries, the transferred Shares shall be allocated between them prorata their respective holdings in the share capital of the Company as at the date when the conditions defined in Section 2.2.1 above shall be completed, unless the said Beneficiaries agree otherwise.

2.2.5	Should the Option 2 not be exercised in accordance with the conditions set forth above, it would lapse automatically without any indemnity on either side, within ninety (90) days following the expiration of the last Right which had remained in force.

2.2.6	Should the Option 2 be exercised in accordance with the terms and within the period of time set forth above, the price per Share should be equal to the price per share set forth in the Offer.

2.2.7	If the Option 2 is called in accordance with the terms and within the period of time set forth above, the Transfer of the Shares and the payment of the sale price shall be completed within fifteen (15) days at the latest following the date on which the Beneficiary shall have notified its decision to purchase the Shares subscribed by the Promissor upon the exercise of a Right.

2.2.8	The Transfer shall be conditional upon the delivery:

(i)	to each Promissor of a bank check (chèque de banque) of an amount equal to the purchase price of its Shares;

(ii)	to each Beneficiary of a share transfer form (ordre de mouvement) instructing the Company to complete the Transfer of the relevant Shares to the benefit of the said Beneficiary, duly completed and signed.

2.2.9	Should the Beneficiary notify the exercise of the Option 2 within the period of time and according to the terms provided above but should the Promissor fail to comply with its obligations under the Contract, the Beneficiary may deposit with the Caisse des Dépôts et Consignation or any other bank agreeing on such mandate the price of the Shares for which the Option 2 shall have been exercised. In such case, the mere remittance to the Company of the copies of the notice whereby the Option 2 has been exercised and the acknowledgement of the deposit would be deemed a share transfer form (ordre de mouvement de titres) and would cause the Company, which the Company hereby undertakes, to register the Transfer in the share transfer register (registre des mouvements de titres) and the relevant shareholders’ accounts (comptes individuels d’actionnaires).

ARTICLE 3 – Pre-emptive right

3.1.	Prior to the Transfer by the Holder, for any reason whatsoever, of the ownership of all or any part of the Shares or Rights it holds or shall hold (the “Transferred Shares”) to the benefit of a Shareholder or a Third Party (the “Transferee”), the Holder shall notify the proposed transfer (the “Proposed Transfer”) to the Shareholders and the Company specifying the identity of the Transferee, its capacity (Shareholder or Third Party), the nature and number of Transferred Shares the Transfer of which is contemplated, the price offered by the Transferee (or, in the case mentioned in Section 3.2(b) hereunder, by the Holder) and the description of the transaction pursuant to which the Transfer would be carried out.

3.2.	The Holder grants a pre-emptive right on the Transferred Shares to the Shareholders in case of a Proposed Transfer.

The Shareholders including, as the case may be, the Transferee, shall have thirty (30) days as from the receipt of the notice of the Proposed Transfer, to notify the Holder and the Company that they intend to exercise their pre-emptive right.

The said pre-emptive right shall be exercised under the following conditions:

(a)	the pre-emptive right of the Shareholders shall be exercised, whether collectively or individually, only for the entirety of the Transferred Shares;

(b)	in case of exercise of the pre-emptive right, the purchase price of the Transferred Shares to the Holder shall be:

(i)	in case of sale (vente) of the Transferred Shares entirely for cash (numéraire), the price agreed upon between the Holder and the Transferee, or

(ii)	in all other cases, and in particular, in the event the Proposed Transfer is, in whole or in part, for a consideration other than cash, a donation,

exchange, contribution, merger or spin-off or a combined form of these forms of Transfer of ownership, the price agreed by the Holder and the Transferee, or in the event of a disagreement, the price determined by an independent expert appointed, upon request of the disagreeing Party or Parties, by order of the President of the Tribunal de Grande Instance of Paris, ruling in a summary form (forme des référés) and without appeal, as set forth in article 1843-4 of the French civil code;

(c)	should the combined purchase offers of the Shareholders concern, in total, a number of Shares or Rights equal to the number of Transferred Shares, the Transferred Shares shall be sold to each Shareholder pursuant to its request;

(d)	should the combined purchase offers of the Shareholders concern, in total, a number of Shares or Rights superior to the total number of Transferred Shares, the Transferred Shares shall be sold to the Shareholders having exercised their pre-emptive right in proportion to the number of shares they respectively hold in the share capital of the Company and within the limits of their request. In case of fractions (rompus), the remaining Share(s) or Right(s) shall be automatically attributed to the Shareholders which shall have requested the largest number of Shares or, in case of equality, to the Shareholders which shall hold the largest number of shares or, in case of new equality, to the Shareholders which shall have first notified that it intended to exercise its (their) pre-emptive right;

(e)	in the circumstances referred to in Section 3.2(b) (ii) above, should at least one Shareholder disagree on the price at which the Shares or Rights are offered, the dispute shall be notified to the Holder and the Company within the first (15) fifteen days of period provided for the exercise of the pre-emptive right. The Company shall immediately inform the other Shareholders of the dispute. The appointed expert shall deliver his report to the Holder and the Company which shall promptly transmit said report to each Shareholder. Any duly notified objection shall cause to become null and void any notice of exercise of the pre-emptive right sent by a Shareholder prior to the notice of the appointed expert’s report. The Shareholders may then exercise again their pre-emptive right at the price determined by the appointed expert according to the terms and conditions provided for in this Section 3.2 within fifteen (15) days from the notification of the price determined by the appointed expert;

(f)	the Holder shall not benefit from any right of withdrawal;

The appointed expert fees shall be borne by the Holder if the price determined by the appointed expert is inferior to the price it shall have offered and by the Shareholder(s) contesting the price in the other cases, prorata their respective holdings in the Company’s share capital.

(g)	should the pre-emptive right be exercised for a number of Shares or Rights inferior to the total number of Transferred Shares, the Holder shall be free to complete the Transfer of the Transferred Shares within the period of time notified in the Proposed Transfer or, absent of any such indication in the notification of the Proposed Transfer, within thirty (30) days from the expiration of the period of time provided for the exercise of the pre-emptive right.

Should the Holder fail to comply with the above, it shall be bound to observe again the provisions of this Article 3 prior to any Transfer of Shares or Rights.

ARTICLE 4 – Listing on a stock exchange market

Should the Board of Directors or the shareholders’ meeting of the Company vote a resolution for the listing of the Company’s shares on a French or foreign stock exchange market, the Holder irrevocably undertakes, with respect to the Shares it will then hold, to comply with the terms (including but not limited to lock-up, as the case may be) of the public offering such as jointly determined by the Company, the Shareholders, the banks responsible for the listing and the relevant market authorities.

The terms of the public offering of the Company’s shares shall be notified to the Holder by the Company or any of the Shareholders.

ARTICLE 5 - Confidentiality

As long as this Contract remains in force, the Holder undertakes to consider as strictly confidential and not to divulge, sell or transfer to any Third Party, any documents or information which it may acquire or to which it may have accessed in the course of its relationship with or responsibilities in the Company concerning, in particular, the activities, products, clients, the strategy, the development, the commercial or partnership agreements and the financial situation of the Company or its subsidiaries unless made:

(i)	with the prior consent of the Company,

(ii)	as required by the applicable mandatory laws or regulations, or

(iii)	to the directors, managers, employees or professional advisers of a Shareholder, provided that it is necessary to the performance by such Shareholder of its obligations and undertakings or to the exercise of its rights in relation to the Company and provided that the director, manager, employee or professional adviser referred to above is himself subject to a similar confidentiality agreement.

Notwithstanding the foregoing, information shall not be regarded as confidential, if it is made available to the public:

(i)	to the extent that such disclosed information does not result from the Holder’s or any Shareholder’s negligence, or

(ii)	through sources that are not in violation of this confidentiality undertaking.

ARTICLE 6 – Duration and termination of the Contract

6.1	The rights and duties of the Parties under the terms of this Contract shall enter into force as from the date on which the Holder shall hold at least one share of the Company as a result of exercising all or part of his Right(s) or for any other reason or, if the Holder already holds, whether directly or through an employee savings plan (plan d’épargne d’entreprise), at least one share of the Company, on the date of execution hereof. It will remain in force during a period of ten (10) years thereafter.

At the end of this first period of ten (10) years, the Contract shall be automatically renewed for successive periods of five (5) years. However, upon each renewal, any Party may terminate the Contract, as far as such Party is concerned, by notifying its decision to the other Parties at least twelve (12) months in advance.

The exercise by one Shareholder of the right to terminate the Contract stipulated above shall not affect the validity of the Contract towards the other Parties.

6.2	Notwithstanding the foregoing, the Contract shall automatically terminate:

(i)	with respect to any Shareholder or the Holder, on the date on which such Party shall cease to hold any share or right in the Company, without affecting the validity of the Contract towards the other Parties; or

(ii)	in case of listing (première cotation) of all or part of the shares of the Company on any regulated market of the European Union or Japan or the Nasdaq National Market or NYSE in the United States of America.

ARTICLE 7 - Notices

7.1.	All notices and other communications required or authorized hereunder shall be in writing and shall be validly made if either delivered via courier or sent by registered letter, return receipt requested, e-mail or fax provided that, in the latter cases, it is confirmed by same day registered letter, return receipt requested (or any equivalent process for notices sent across international boundaries), to the registered office or residence of the Party concerned or the Company as specified in the above recitals.

Any change in address or representative for purposes hereof shall be notified by the Party concerned to the other Parties as provided above.

7.2.	Notices and other communications delivered via courier shall be effective as of their date of delivery, as evidenced by the delivery receipt.

Notices and other communications sent by registered mail, return receipt requested, shall be effective as of their date of first presentation to the addressee.

Notices and other communications sent by e-mail or fax shall be deemed effective as of the date thereof, provided that they are confirmed by same day registered letter, return receipt requested (or any equivalent process for notices sent across international boundaries).

ARTICLE 8 – Applicable law and jurisdiction

The Contract shall be governed as to its validity, interpretation and performance by the laws of France.

Any dispute arising in connection with the Contract and its exhibits or which may result therefrom shall be submitted to the exclusive jurisdiction of the Tribunal de grande instance of the place where the Company’s registered office is located.

ARTICLE 9 – New Parties to the Contract

9.1	Should the Holder decide to transfer one or several of its Shares to any Third Party, the Holder undertakes to procure that said Third Party become a party to the Contract as a “Holder” itself no later than upon the completion of the contemplated Transfer.

Additionally, any third Party becoming a party to the Shareholders’ Agreement shall automatically become a Party to this Contract as a “Shareholder”.

9.2	For this purpose, the Parties grant to the Company (the “Agent”‘) an irrevocable power of attorney to make such Third Party become a party hereto.

Accordingly, the mere execution by the Agent of a copy of the Contract also executed by the above-mentioned Third Party shall be deemed executed by the Parties.

Said Third Party shall thus become a Party for the purpose of the Contract and the Contract shall benefit to and bind the said Third Party.

The Agent shall also have all powers to modify the Contract in order to insert the name of the Third Party and all the Parties shall be bound by the modifications thus made.

A copy of the amended Contract shall then be sent by the Agent to each of the Parties.

Should the relevant Party fail to comply with its commitment to ensure that the Third Party becomes a party hereto as set forth above, the Parties grant a joint and irrevocable power of attorney to the Company to refuse to register the information pertaining to the Transfer in the share transfer register (registre des mouvements de titres) and the relevant shareholders’ accounts (comptes individuels d’actionnaires).

ARTICLE 10 – Miscellaneous provisions

10.1.	The Parties agree that the provisions set forth in the preamble and the Exhibit hereof shall form an integral part of the Contract.

10.2	As a consequence of entering into this Contract, each Party hereby irrevocably renounces to any and all rights which it may have pursuant to any and all previous shareholders’ agreement between some or all the Parties with respect to the Company, except for the Agreement.

10.3	In the event that any of the provisions hereof is held to be null or void in any way whatsoever and for any reason whatsoever, the Parties undertake to use their best efforts to remedy the cause of such nullity so that, except where impossible, the Contract shall remain in full force and effect without disruption.

10.4.1	The Parties undertake to communicate, sign and deliver any information and any document, as well as to execute any act or take any measure which may be necessary for the performance of the Contract.

10.4.2	The Parties hereby agree that any Party may require in justice for specific performance (execution forcée) against any defaulting Party, and that there exists no physical, legal nor moral obstacle that would prevent such specific performance (exécution forcée) to take place.

10.5	This Contract shall validly bind and benefit to the heirs, legatees and assigns, as well as the legal representatives of each Party.

11.6	This Contract has been prepared in French and English. The Parties agree and acknowledge for the avoidance of doubt that the French version thereof, attached as an Exhibit hereto, constitutes a fair and accurate translation of the English version and may thus be used before any French court in lien of the English version as representing the full and final understanding of the Parties.

Executed in La Défense, On In two (2) originals

The Holder	SEQUANS COMMUNICATIONS
in its name and on behalf of each of the
Shareholders
Represented by Georges Karam,
President & CEO

EXHIBIT 19.2

List of Key-Men

-	Mr. Georges Karam

-	Mr. Bertrand Debray

Exhibit 21.3

PFIC Statement

PFIC Annual Information Statement pursuant to U.S. Treasury Regulation § 1.1295-1(g).

Sequans Communications SA (“the Company”) hereby represents that:

1.	This PFIC Annual Information Statement applies to the Company’s taxable year beginning and ending .

2.	The Company has permitted Kennet II L.P. to examine the books of account, records and other documents of the Company in order for Kennet II L.P. to calculate, for the taxable year referred to above, the amounts of the Company’s ordinary earnings and the net capital gain according to US Federal income tax accounting principles and to calculate Kennet II L.P. direct or indirect pro rata shares of such amounts.

3.	The amount of cash and the fair market value of other property distributed or deemed distributed to Kennet II L.P. (or the entity through which Kennet II L.P. holds an investment in the Company indirectly) during the taxable year referred to above is € .

4.	The Company will permit Kennet II L.P. to inspect and copy Company’s permanent books of account, records, and such other documents as may be maintained by Company that are necessary to establish that PFIC ordinary earnings and net capital gain, as provided in Section 1293(e) of the U.S. Internal Revenue Code of 1986, as amended (or any successor provision thereto), are computed in accordance with U.S. income tax principles, to verify such amounts and Kennet II L.P.’s pro rata share thereof.

Sequans Communications SA

By:

Title:

Date: , 20

[Must be signed by an authorised representative of the Company]

3

Deed of Adherence – Sequans / UHIC

DEED OF ADHERENCE TO THE SHAREHOLDERS’ AGREEMENT

Between

Mr. Georges Karam

Mr. Bertrand Debray

And

Mr. Fabien Buda

Mr. Jérôme Bertorelle

Mr. Laurent Sibony

Mr. Emmanuel Lemois

Mr. Ambroise Popper

And

FCPR T-SOURCE

FCPI CAAM INNOVATION 6

CAP DECISIF SAS

ADD ONE L.P.

ADD ONE GmbH & Co. KG

VISION CAPITAL III LP

FCPI SOGE INNOVATION 7

FCPI SOGE INNOVATION EVOLUTION 3

FCPI GEN-I

FCPI GEN-I 2

KENNET II L.P.

KING STREET PARTNERS L.P.

And

MOTOROLA Inc.

ALCATEL PARTICIPATIONS

And

GATEWAY NET TRADING PTE. LIMITED

FCPR FONDS DE CO-INVESTISSEMENT DIRECT

SWISSCOM AG

And

UNITECH HOLDINGS INTERNATIONAL CO., LTD.

And

SEQUANS COMMUNICATIONS

Dated July 10, 2008

Deed of Adherence – Sequans / UHIC

DEED OF ADHERENCE TO THE SHAREHOLDERS’ AGREEMENT

BETWEEN :

•	Mr. Georges Karam, residing 8, impasse Wattignies, 75012 Paris, France;

•	Mr. Bertrand Debray, residing 7, passage du Gros Murger, 78600 Maisons Laffitte, France;

(each a “Managing Founder” and collectively the “Managing Founders”),

OF THE FIRST PART,

AND:

•	Mr. Fabien Buda, residing 28, rue Guersant, 75017 Paris, France;

•	Mr. Jérôme Bertorelle, residing 4, rue Bailleul, 75001 Paris, France;

•	Mr. Laurent Sibony, residing 8, rue de la DCA, 78700 Conflans-Sainte-Honorine, France;

•	Mr. Emmanuel Lemois, residing 2, rue de la Cavalerie, 75015 Paris, France;

•	Mr. Ambroise Popper, residing 1956 Menalto Avenue, Menlo Park, CA 94025, USA;

(collectively, the “Non Managing Founders”, and together with the Managing Founders, the “Founders”),

OF THE SECOND PART,

AND:

•

FCPR T-SOURCE, a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), I-SOURCE GESTION, société anonyme with a registered share capital of EUR 675,144, the registered office of which is located 1-3, avenue Jean Jaurès, 78000 Versailles, France, registered with the registry of commerce and companies of Versailles under number 420 748 097 (“T-Source”), represented by Mr. Nicolas Landrin, pursuant to a power of attorney attached as Exhibit 0 hereto;

•

FCPI CAAM INNOVATION 6, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Conseil d’administration with a share capital of EUR 4.965.917, the registered office of which is 128-130, boulevard Raspail, 75006 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575, itself represented by its delegated, I-SOURCE GESTION, the registered office of which is 1-3, avenue Jean Jaurès, 78000 Versailles, registered with the Registry of Commerce and Companies of Versailles under number 420 748 097, represented by Mr. Nicolas Landrin, pursuant to a power of attorney attached as Exhibit 0 hereto

(FCPR T-SOURCE and FCPI CAAM INNOVATION are hereafter collectively referred to as “I-SOURCE”)

2

Deed of Adherence – Sequans / UHIC

•

CAP DECISIF, a French société par actions simplifiée, with a registered share capital of EUR 16,785,200, the registered office of which is located 21 bis rue Lord Byron - 75008 Paris, France, registered with the registry of commerce and companies of Paris under number 440 405 405 (“Cap Décisif”), represented by CAP DECISIF MANAGEMENT, société par actions simplifiée with a registered share capital of EUR 125,000, the registered office of which is located 21 bis rue Lord Byron - 75008 Paris, France, registered with the registry of commerce and companies of Paris under number 494 602 808, represented by Mr. Olivier Dubuissson in its capacity of Managing Director;

•

ADD ONE L.P., a Guernsey limited partnership established under the Limited Partnerships (Guernsey) Law 1995 and having its principal place of business at 13-15 Victoria Road, St Peter Port, Guernsey, Channel Islands, United Kingdom, represented by its managing general partner ADD One General Partner L.P., represented by its managing general partner, ADD Management Limited, itself represented by Mr. Jean-Phlippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

•

ADD ONE GmbH & Co. KG, registered as a limited partnership with the commercial register at local court Munich, Germany and having its principal place of business at Max Joseph Strasse 7, 80333 Munich, Germany, c/o VCM Venture Capital Management und Beteiligungsgesellshaft mbH, represented by its managing limited partner is ADD One General Partner L.P., represented by its managing general partner, ADD Management Limited, itself represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

•

VISION CAPITAL III LP, a limited partnership established under the Limited Partnerships (Jersey) Act 1994, represented by its managing general partner Vision III Partners Ltd., a limited partnership established under Companies (Jersey) Act 1991, itself represented by its nominees, KB (CI) Nominees Ltd., a limited partnership established under Companies (Jersey) Act 1991, having its registered office at Kleinwort Benson House, Wests Centre, St Hélier, Jersey JE4 8PQ, Channel Islands (“Vision Capital”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI SOGE INNOVATION 7, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Société Générale Asset Management Alternative Investments, a French société anonyme with a share capital of EUR 68,672,885, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571, represented by Mr. Pierre Gillet, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI SOGE INNOVATION EVOLUTION 3, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Société Générale Asset Management Alternative Investments, a French société anonyme with a share capital of EUR 68,672,885, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571, represented by Mr. Pierre Gillet, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI GEN-I, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Société Générale Asset Management Alternative Investments, a French société anonyme with a share capital of EUR 68,672,885, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571, represented by Mr. Pierre Gillet, pursuant to a power of attorney attached as Exhibit 0 hereto

3

Deed of Adherence – Sequans / UHIC

•

FCPI GEN-I 2, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Société Générale Asset Management Alternative Investments, a French société anonyme with a share capital of EUR 68,672,885, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571, represented by Mr. Pierre Gillet, pursuant to a power of attorney attached as Exhibit 0 hereto

(FCPI SOGE INNOVATION 7, FCPI SOGE INNOVATION EVOLUTION 3, FCPI GEN-I, FCPI GEN-I 2 are hereafter collectively referred to as “SGAM Al”)

•

KENNET II L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, acting by its manager, Kennet Capital Management (Jersey) Limited (“the Kennet II Manager”), having its registered office at 47 Esplanade, St Helier, Jersey JE1 0BD (“Kennet II”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

•

KING STREET PARTNERS L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, acting by its manager, the Kennet II Manager, having its registered office at 47 Esplanade, St Helier, Jersey JE1 0BD (“King Street”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associé, pursuant to a power of attorney attached as Exhibit 0 hereto

(Kennet II and King Street are hereafter collectively referred to as “Kennet”)

(each an “Existing Financial Investor” and collectively the “Existing Financial Investors”),

OF THE THIRD PART,

AND:

•

MOTOROLA Inc., a Delaware corporation, whose principal place of business is 1303 E. Algonquin Road, Schaumburg, Illinois USA 60196 (“Motorola Inc.”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

•

ALCATEL-LUCENT PARTICIPATIONS, a French société anonyme with a registered share capital of EUR 4.913.119.470, the registered office of which is located at 54, rue La Boétie -75008 Paris, France, registered with the registry of commerce and companies of Paris, under number 333 150 043 (“ALCATEL-LUCENT”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

(each an “Existing Corporate Investor” and collectively the “Existing Corporate Investors”),

OF THE FOURTH PART,

AND:

•

FONDS DE CO-INVESTISSEMENT DIRECT (FCID), a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), CDC Entreprises, a French société par actions simplifiée with a registered share capital of

4

Deed of Adherence – Sequans / UHIC

EUR 2 920 000, the registered office of which is located at Tour Maine Montparnasse, 33 avenue du Maine, BP 174 75755 Paris Cedex 15, France, registered with the registry of commerce and companies of Paris, under number 433 975 224, represented by Mr. Christian Deblaye, (“CDC”), it self represented by Mr. Luc Heinrich, pursuant to a power of attorney attached as Exhibit 0 hereto,

•

GATEWAY NET TRADING PTE. LIMITED, a corporation established under Singapore Law and a wholly owned subsidiary of RELIANCE COMMUNICATIONS LIMITED, having its registered office at Singapore 189677 15, beach road, # 03- 07, Beach Centre (“RELIANCE”), represented by Mr. Nicolas von Bülow pursuant to a power of attorney attached as Exhibit 0 hereto.

•

SWISSCOM AG, a company established under Swiss Law, registered with the registry of commerce of Bern under the number CH-035.8.018.212-7 and having its registered office in Ittingen, at Alte Tiefenaustr. 6, Worblaufen, 3050 Bern - Switzerland (“SWISSCOM”), represented by Mr. Dominique Megret, himself represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

(each an “New E Investor” and collectively the “New E Investors”),

OF THE FIFTH PART

AND:

•

UNITECH HOLDINGS INTERNATIONAL CO., LTD., an International Business Company established under the Law of the British Virgin Islands (International Business Companies Act, Cap. 291), registered with the Registrar of Companies of the British Virgin Islands under the n°201707 and having its registered office at Drake Chambers, Tortola, British Virgin Islands (“UHIC”) represented by represented by Mr John Ho, in its capacity of Director, [itself represented by Mr. Nicolas von Bülow, pursuant to a power of attorney attached as Exhibit 0 hereto],

(the “New Corporate Investor”)

OF THE SIXTH PART,

(the Existing Financial Investors, the Existing Corporate Investors, the New E Investors (the “Existing Investors”), and the New Corporate Investor are collectively hereafter referred to as the “Investors” and individually as an “Investor”, being specified that Investors are acting severally but not jointly (conjointement et non solidairement))

AND:

•

SEQUANS COMMUNICATIONS, a French société anonyme with a registered share capital of EUR 458,544.17, the registered office of which is located at 19, Parvis de La Défense – 92800 Puteaux, France, registered with the registry of commerce and companies of Nanterre, under number 450 249 677, represented by Mr. Georges Karam, acting in his capacity as chairman and managing director (Président - directeur général), which is entering into this agreement for the purposes of accepting the rights granted to it and acknowledging the obligations imposed on it pursuant to this agreement,

(the “Company”)

OF THE SEVENTH PART,

(the Founders, the Investors and the Company are hereafter collectively referred to as the “Parties” and individually as a “Party”)

5

Deed of Adherence – Sequans / UHIC

WHEREAS :

(a)	The Company is engaged in the business of researching, developing and commercializing silicon and software solutions in the areas of broadband wireless access, specifically compliant with WiMAX standard or other similar broadband wireless standards.

(b)	On January 31, 2008, the extraordinary general meeting of the shareholders of the Company decided to issue 2,727,273 Series E Preferred Shares (actions de preference de catégorie E) at a price of EUR 2.024 par Series E Preferred Share. To each Series E Preferred Share is attached one ratchet warrant (bon de souscription d’actions de preference de catégorie E) (the “E Ratchet Warrant” and together with the Series E Preferred Share, the “ABSA E”), (hereafter the “Capital Increase”).

(c)	The aforesaid extraordinary general meeting also decided to issue 1,768,774 convertible bonds of the Company (the “E Convertible Bonds”), at a price and nominal value of EUR 2.024 par E Convertible Bond Pursuant to specific terms and conditions defined in the Investment Agreement, each E Convertible Bond may be converted either in a Series E Preferred Share or an ABSA E, subject to the date of conversion.

(d)	On 31 January 2008, the Founders, the Investors (other than the New Corporate Investor) and the Company entered into an amendment to and restatement of the former shareholders’ agreement originally executed on July 17, 2006. This shareholders’ agreement, as amended, is currently in force within the Company (the “Shareholders’ Agreement” or the “Agreement”).

(e)	The Parties entered on [24 June] 2008 into an investment agreement (the “UHIC Investment Agreement”), pursuant to which the extraordinary general meeting of the shareholders of the Company decided on 10 July 2008,

(i)	a capital increase of an amount of EUR 750,001.30 by issuing 370,554 ABSA E at a price of EUR 2.024 per ABSA E and bearing the same rights as the existing ABSA E;

(ii)	the issuance of 370,554 E Convertible Bonds bearing the same rights, mutatis mutandis, than the existing E Convertible Bonds, at a price and nominal value of EUR 2.024 per E Convertible Bond, i.e. a total price of EUR 750,001.30.

(f)	In relation to the subscription by UHIC to the share capital of the Company and the E Convertible Bonds and in compliance with Section 18.2 of the Shareholders’ Agreement, the Parties and the Company wish to enter into a deed of adherence to the Shareholders’ Agreement (the “Deed of Adherence” or the “Deed”).

(g)	Except as provided otherwise herein, capitalised terms used in the Deed shall have the meaning ascribed to them in the Shareholders’ Agreement.

(h)	The capitalization table of the Company, following the completion of the operations mentioned above, is shown in Exhibit 1 to this Deed.

NOW, THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

ARTICLE 1 – ACCESSION OF UHIC

1.1	UHIC acknowledges that it has full knowledge of the Shareholders’ Agreement, a certified copy of which has been provided to UHIC by the Company prior the date hereof.

6

Deed of Adherence – Sequans / UHIC

1.2	UHIC hereby adheres to the Shareholders’ Agreement as Corporate Investor and will benefit from the rights and be bound by the obligations applicable to the Corporate Investor as provided for in the Shareholders’ Agreement, subject to the provisions of this Deed of Adherence. For the avoidance of doubt, it is specified that, in no case, shall UHlC’s obligations under the Shareholders’ Agreement be construed as joint (solidaires) with other Parties or third parties.

1.3	The Parties (other than UHIC) hereby accept and acknowledge the adhesion of UHIC as a Corporate Investor to the Shareholders’ Agreement, on the terms stated in this Deed.

1.4	The Parties agree that this Deed shall constitute an amendment to the Shareholders Agreement. The present Deed of Adherence forms an integral and inseparable part of the Shareholders’ Agreement.

1.5	All the provisions of the Shareholders Agreement which are not expressly modified by this Deed of Adherence remain in full force and effect.

ARTICLE 2 – RIGHTS AND UNDERTAKINGS OF THE CORPORATE INVESTOR

2.1. Adhesion

The Parties hereby acknowledge and agree that for the purpose of the provisions of the Shareholders’ Agreement, UHIC shall be bound by the Shareholders’ Agreement as set out below:

2.1.1	Parties - Preamble - Definitions

UHIC adheres to the Shareholders’ Agreement as Corporate Investor.

UHIC shall be bound by and benefit from the terms of the Preamble as well as by the terms of Section 1 of the Agreement.

2.1.2	Purpose of the agreement

UHIC shall be bound by and benefit from the terms of Section 2 of the Agreement.

2.1.3	Representations and Warranties

UHIC shall be bound by and benefit from the terms of Section 3 of the Agreement.

2.1.4	Administration of the Company

UHIC shall be bound by and benefit from the terms of Section 4 of the Agreement.

2.1.5	Pre-emptive Right

UHIC shall be bound by and benefit from the terms of Section 5 of the Agreement.

2.1.6	Full Tag-Along Right

UHIC shall be bound by and benefit from the terms of Section 6 of the Agreement.

2.1.7	Proportional Tag-Along Right

UHIC shall be bound by and benefit from the terms of Section 7 of the Agreement.

2.1.8	Drag-Along

UHIC shall be bound by and benefit from the terms of Section 8 of the Agreement.

7

Deed of Adherance – Sequans / UHIC

2.1.9	Departure of the Founders and the Managing Founders

UHIC shall be bound by and benefit from the terms of Section 9 of the Agreement.

2.1.10	Scope and form of the pre-emptive rights, full and proportional tag-along rights, drag-along, undertaking of the Managing Founders and Sale and Merger preference

UHIC shall be bound by and benefit from the terms of Section 10 of the Agreement.

2.1.11	Liquidity

UHIC shall be bound by and benefit from the terms of Section 11 of the Agreement.

2.1.12	Information of the Parties

UHIC shall be bound by and benefit from the terms of Section 12 of the Agreement.

2.1.13	Right of First Refusal on New Issues

UHIC shall benefit from the rights provided for in Section 13 of the Agreement.

2.1.14	Sale, Winding-up or Merger of the Company

UHIC shall benefit from the rights and be bound by the obligations of Section 14 of the Agreement.

2.1.15	Duration and termination of the Agreement

UHIC shall be bound by and benefit from the terms of Section 15 of the Agreement.

2.1.16	Attorney

UHIC shall be bound by and benefit from the terms of Section 16 of the Agreement.

2.1.17	Confidentiality

As Corporate Investor and with respect to confidentiality, UHIC shall benefit from the rights and be bound by the obligations set forth under Exhibit 4.2 “Rights of the Corporate Observer and Confidentiality Rules” (vi) of the Agreement.

2.1.18	New Parties to the Agreement

UHIC shall be bound by and benefit from the terms of Section 18 of the Agreement.

2.1.19	Key-men

UHIC shall be bound by and benefit from the terms of Section 19 of the Agreement.

2.1.20	Intellectual Property

UHIC shall be bound by and benefit from the terms of Section 20 of the Agreement.

2.1.21	Other Undertaking – ERISA - PFIC

UHIC shall be bound by and benefit from the terms of Section 21 of the Agreement.

8

Deed of Adherence – Sequans / UHIC

2.1.22	Notices

UHIC shall be bound by and benefit from the terms of Section 22 of the Agreement.

However, any notification to UHIC shall be addressed to the attention of Mr. Brian Shih, 141, Lane 351, Sec. 1, Taiping Road, Tsaotuen, Nantou 54261 (Taiwan), brians@ms.usi.com.tw.

2.1.23	Applicable law and jurisdiction

UHIC shall be bound by and benefit from the terms of Section 23 of the Agreement.

2.1.24	Miscellaneous provisions

UHIC shall be bound by and benefit from the terms of Section 24 of the Agreement.

ARTICLE 3 – MISCELLANEOUS PROVISIONS

3.1	The Parties agree that the provisions of the preamble and the Exhibits are an integral part of the Deed of Adherence.

3.2	Any amendment to the Deed of Adherence may result only from the written consent of each of the Parties.

3.3	In the event any of the provisions of the Deed of Adherence is declared null or void in any way or for any reason whatsoever, such nullification shall have no effect on the validity of the other provisions of such Deed of Adherence, and the Parties agree to work together to remedy the cause of such nullity, so that, unless it is impossible, the Deed of Adherence continues its effects without discontinuity.

3.4	The fact that one Party does not assert of any of the rights granted to it by the Deed of Adherence does not mean the waiver by the Party of that right if the conditions for its exercise are again present.

3.5	The Parties agree to communicate, execute and deliver any information and document and to execute all documents or make any decisions that might be necessary for the performance of the Deed of Adherence.

3.6	The Deed of Adherence will be validly binding upon and benefit to the heirs, legatees and legal representatives of each of the Parties.

ARTICLE 4 – APPLICABLE LAW AND JURISDICTION

4.1	This Deed of Adherence shall be governed and construed as to its validity, interpretation and performance in accordance with the laws of France.

4.2	Any dispute arising in connection with this Deed of Adherence and its Exhibits or as a result or consequence thereof not otherwise settled shall be subject to the exclusive jurisdiction of the Tribunal de Commerce de Paris.

Executed in Paris, on July 10th, 2008

in twenty six (26) original copies,

9

Deed of Adherence – Sequans / UHIC

one (1) copy being signed and initiated on each page for the Company, and twenty-five (25) copies being signed and bound by use of the “assembl’act’ device (one for each other Parties). Any party represented by virtue of a power of attorney shall provide the Company with an original copy of such power of attorney, a copy of all powers of attorney being attached under Exhibit 0 hereto.

/s/ Mr. Georges Karam	/s/ Mr. Georges Karam
By: Mr. Georges Karam	By : Mr. Bertrand Debray
Represented by: Georges Karam

/s/ Mr. Georges Karam	/s/ Mr. Georges Karam
By: Mr. Fabien Buda	By: Mr. Jérôme Bertorelle
Represented by: Georges Karam	Represented by: Georges Karam

/s/ Mr. Georges Karam	/s/ Mr. Georges Karam
By: Mr. Ambroise Popper	By: Mr. Laurent Sibony
Represented by: Georges Karam	Represented by: Georges Karam

/s/ Mr. Georges Karam
By: Mr. Emmanuel Lemois
Represented by: Georges Karam

/s/ Nicolas Landrin	/s/ Nicolas Landrin
By: FCPR T-SOURCE	By: FCPI CAAM INNOVATION 6
Represented by: Nicolas Landrin	Represented by: Nicolas Landrin

10

Deed of Adherence – Sequans / UHIC

/s/ Olivier Dubuisson	/s/ Jean-Philippe Sala-Martin
By: CAP DECISIF SAS	By: VISION CAPITAL III LP
Represented by: Olivier Dubuisson	Represented by: Jean-Philippe Sala-Martin

/s/ Jean-Philippe Sala-Martin	/s/ Jean-Philippe Sala-Martin
By: ADD ONE L.P.	By: ADD ONE GmbH & CO. KG
Represented by: Jean-Philippe Sala-Martin	Represented by: Jean-Philippe Sala-Martin

/s/ Pierre Gillet	/s/ Pierre Gillet
By: FCPI SOGE INNOVATION 7	By: FCPI GEN-I 2
Represented by: Pierre Gillet	Represented by: Pierre Gillet

/s/ Pierre Gillet	/s/ Pierre Gillet
By: FCPI GEN-I	By: FCPI SOGE INNOVATION EVOLUTION 3
Represented by: Pierre Gillet	Represented by: Pierre Gillet

/s/ Jean-Philippe Sala-Martin	/s/ Jean-Philippe Sala-Martin
By: KENNET ll L.P.	By: KING STREET PARTNERS L.P.
acting by its manager KENNET CAPITAL MANAGEMENT (JERSEY) LIMITED, itself represented by: Jean-Philippe Sala-Martin	acting by its manager KENNET CAPITAL MANAGEMENT (JERSEY) LIMITED, itself represented by: Jean-Philippe Sala-Martin

/s/ Jean-Philippe Sala-Martin	/s/ Jean-Philippe Sala-Martin
By: Motorola Inc.	By: ALCATEL-LUCENT PARTICIPATIONS
represented by: Jean-Philippe Sala-Martin	represented by: Jean-Philippe Sala-Martin

11

Deed of Adherence – Sequans / UHIC

/s/ Luc Heinrich	/s/ Nicolas von Bülow
By: Fonds de Co-Investissement Direct (FCID) acting by its manager CDC Entreprises Represented by: Luc Heinrich	By: GATEWAY NET TRADING PTE. LIMITED represented by: Nicolas von Bülow

/s/ Jean-Philippe Sala-Martin
By: SWISSCOM AG
Represented by: Jean-Philippe Sala-Martin

/s/ Nicolas von Bülow	/s/ Georges Karam
By: UNITECH HOLDINGS INTERNATIONAL CO., LTD.,	By: SEQUANS COMMUNICATIONS
represented by: Nicolas von Bülow	Represented by: Georges Karam

12

Deed of Adherence – Sequans / UHIC

LIST OF EXHIBITS

Exhibit 0	Powers of attorney

Exhibit 1	Capitalization Table

13

Deed of Adherence – Sequans / UHIC

EXHIBIT 0

Powers of attorney

14

Form of Power of Attorney

POWER OF ATTORNEY

[Name], [of             nationality], [residing at     ][whose principal place of business is     ], shareholder of the company SEQUANS COMMUNICATIONS,

do hereby grant full power of attorney to:

[Name], residing at                 in order to:

1. sign the investment agreement (“Investment Agreement”), as well as any annexes attached thereto, to intervene between the founding shareholders of the company SEQUANS COMMUNICATIONS, the existing investors likewise having the status of shareholders (FCPR T-SOURCE, FCPI CAAM INNOVATION 6, CAP DECISIF SAS, ADD ONE L.P., ADD ONE GmbH & Co., KG, VISION CAPITAL III L.P., FCPI SOGE INNOVATION 7, FCPI SOGE INNOVATION EVOLUTION 3, FCPI GEN-I, FCPI GEN-I 2, KENNET II LP, KING STREET PARTNERS LP, MOTOROLA Inc. and Alcatel-Lucent Participations), and the new investors, namely GATEWAY NET TRADING PTE. LIMITED, SWISSCOM AG, FCID and HANTECH INTERNATIONAL VENTURE CAPITAL CORPORATION (pursuant to the projects that have been delivered to me, and of which I have been apprised);

2. sign the shareholders’ agreement (“Shareholders’ Agreement”), as well as any annexes attached thereto, to intervene amongst the signatories, pursuant to the projects that have been delivered to me, and of which I have been apprised;

3. negotiate and effect any non-substantial modification to the aforementioned projected agreements;

and

4. sign any notice or document, and perform any formality required in order to perform the operations described in the above agreements.

This power of attorney is granted for a period of thirty (30) days from the date of execution.

Drafted at [location]; [date]

*	*

[Name]	Name

(*) Add the handwritten mention “Bon pour pouvoir” (I hereby grant my power of attorney)	(*) Add the handwritten mention “Bon pour acceptation du pouvoir” (I hereby accept the granting of the power of attorney)

Deed of Adherance – Sequans / UHIC

EXHIBIT 1

Capitalization Table

15

EXHIBIT B: CAPITALIZATION TABLE
PART II - After the Closing

Shareholder	Series A Preferred Shares	Series B Preferred Shares	BLT Plan 2004-1	BCE Plan 2004-1	BCE Plan 2006-2	BCE Plan 2007-1	BCE Plan 2008	SO Plan 2004-1	SO Plan 2006-1	SO Plan 2006-2	SO Plan 2006-3	SO Plan 2006-4	SO Plan 2008	BSAAR 2006 Warrants for Advisory Plan 2006-1	BSAAR 2006 Warrants for Advisory Plan 2006-2	BSAAR 2006 Warrants for Advisory Plan 2006-3	BSAAR 2007 Warrants for Advisory Plan 2007	BSAAR 2008 Warrants for Advisory Plan 2008	Series C Preferred Shares	Kreos Warrant BSA 2005	Warrant BSA	Series D Preferred Shares after switch to CSC	Kreos Warrant BSA 2006	Series E Preferred Shares	Kreos Warrant BSA 2008	E Convertible Bonds	% of share capital incl. BCE & SO & Warrants	% of share capital incl. BCE & SO & other Warrants	% of share capital on a fully diluted basis	Total Number of Shares
[illegible]	[illegible]																										[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]																										[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]				[illegible]																						[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]				[illegible]																						[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]				[illegible]																						[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]				[illegible]																						[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]				[illegible]																						[illegible]	[illegible]	[illegible]	[illegible]

Deed of Adherence – Sequans (E Round 09)

DEED OF ADHERENCE TO THE SHAREHOLDERS’ AGREEMENT

Between

Mr. Georges Karam

Mr. Bertrand Debray

And

Mr. Fabien Buda

Mr. Jérôme Bertorelle

Mr. Laurent Sibony

Mr. Emmanuel Lemois

Mr. Ambroise Popper

And

FCPR T-SOURCE

FCPI CAAM INNOVATION 6

FCPI CAAM INNOVATION 9

FCPI CAAM INVESTISSEMENT 1

CAP DECISIF SAS

ADD ONE L.P.

ADD ONE GmbH & Co. KG

VISION CAPITAL III LP

FCPI SOGE INNOVATION 7

FCPI SOGE INNOVATION EVOLUTION 3

FCPI GEN-I

FCPI GEN-I 2

KENNET II L.P.

KING STREET PARTNERS L.P.

FCPR FONDS DE CO-INVESTISSEMENT DIRECT

And

MOTOROLA Inc.

ALCATEL PARTICIPATIONS

GATEWAY NET TRADING PTE. LIMITED

SWISSCOM AG

UNITECH HOLDINGS INTERNATIONAL CO., LTD.

And

SEQUANS COMMUNICATIONS

Dated October 14th, 2009

Deed of Adherence – Sequans (E Round 09)

DEED OF ADHERENCE TO THE SHAREHOLDERS’ AGREEMENT

BETWEEN :

•	Mr. Georges Karam, residing 7, rue du Centre, 92200 Neuilly/Seine, France;

•	Mr. Bertrand Debray, residing 7, passage du Gros Murger, 78600 Maisons Laffitte, France, represented by Mr Georges Karam, pursuant to a power of attorney attached as Exhibit 0 hereto;

(each a “ Managing Founder” and collectively the “Managing Founders”),

OF THE FIRST PART,

AND:

•	Mr. Fabien Buda, residing 28, rue Guersant, 75017 Paris, France;

•	Mr. Jérôme Bertorelle, residing 4, rue Bailleul, 75001 Paris, France;

•	Mr. Laurent Sibony, residing 8, rue de la DCA, 78700 Conflans-Sainte-Honorine, France;

•	Mr. Emmanuel Lemois, residing 60 avenue de la Motte Piquet 75015, France;

•	Mr. Ambroise Popper, residing 25 rue de Chazelles, 75017 Paris, France;

represented by Mr. Georges Karam, pursuant to a power of attorney attached as Exhibit 0 hereto

(collectively, the “Non Managing Founders”, and together with the Managing Founders, the “Founders”),

OF THE SECOND PART,

AND:

•

FCPR T-SOURCE, a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), I-SOURCE GESTION, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 675,144, the registered office of which is located 11 bis, avenue Victor Hugo, 75116 Paris, France, registered with the registry of commerce and companies of Paris under number 420 748 097 (“T-Source”), represented by Mr. Nicolas Landrin, pursuant to a power of attorney attached as Exhibit 0 hereto;

•

FCPI CAAM INNOVATION 6, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricoie Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575, itself represented by its delegatee, I-SOURCE GESTION, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 675,144, the registered office of which is located 11 bis, avenue Victor Hugo, 75116 Paris, registered with the Registry of Commerce

2

Deed of Adherence – Sequans (E Round 09)

and Companies of Paris under number 420 748 097, represented by Mr. Nicolas Landrin, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI CAAM INNOVATION 9, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575, itself represented by its delegatee, I-SOURCE GESTION, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 675,144, the registered office of which is located 11 bis, avenue Victor Hugo, 75116 Paris, registered with the Registry of Commerce and Companies of Paris under number 420 748 097, represented by Mr. Nicolas Landrin, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI CAAM INVESTISSEMENT 1, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575, itself represented by its delegatee, I-SOURCE GESTION, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 675,144, the registered office of which is located 11 bis, avenue Victor Hugo, 75116 Paris, registered with the Registry of Commerce and Companies of Paris under number 420 748 097, represented by Mr. Nicolas Landrin, pursuant to a power of attorney attached as Exhibit 0 hereto

(FCPR T-SOURCE, FCPI CAAM INNOVATION 9, FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 are hereafter collectively referred to as “I-SOURCE”)

•

CAP DECISIF, a French société par actions simplifiée, with a registered share capital of EUR 16,785,200, the registered office of which is located 21 bis rue Lord Byron - 75008 Paris, France, registered with the registry of commerce and companies of Paris under number 440 405 405 (“Cap Decisif”), represented by CAP DECISIF MANGEMENT, société par actions simplifiée with a registered share capital of EUR 125.000, the registered office of which is located 21 bis rue Lord Byron - 75008 Paris, France, registered with the registry of commerce and companies of Paris under number 494 602 808, represented by Mr. Olivier Dubuissson in its capacity of Managing Director;

•

ADD ONE L.P., a Guernsey limited partnership established under the Limited Partnerships (Guernsey) Law 1995 and having its principal place of business at 13-15 Victoria Road, St Peter Port, Guernsey, Channel Islands, United Kingdom, represented by its managing general partner ADD One General Partner L.P., represented by its managing general partner, ADD Management Limited, itself represented by Mr. Georges Karam, pursuant to a power of attorney attached as Exhibit 0 hereto

•

ADD ONE GmbH & Co. KG, registered as a limited partnership with the commercial register at local court Munich, Germany and having its principal place of business at Max Joseph Strasse 7, 80333 Munich, Germany, c/o VCM Venture Capital Management und Beteiligungsgesellshaft mbH, represented by its managing limited partner is ADD One General Partner L.P., represented by its managing general partner, ADD Management Limited, itself represented by Mr. Georges Karam, pursuant to a power of attorney attached as Exhibit 0 hereto

(ADD ONE L.P. and ADD ONE GmbH & Co. KG are hereafter collectively referred to as “ADD”)

•

VISION CAPITAL III LP, a limited partnership established under the Limited Partnerships (Jersey) Act 1994, represented by its managing general partner Vision III Partners Ltd., a limited partnership established under Companies (Jersey) Act 1991, itself represented by its nominees, KB (CI) Nominees Ltd., a limited partnership established under Companies (Jersey) Act 1991, having its registered office at Kleinwort Benson House, Wests Centre, St

3

Deed of Adherance – Sequans (E Round 09)

Hélier, Jersey JE4 8PQ, Channel Islands (“Vision Capital”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI SOGE INNOVATION 7, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Société Générale Asset Management, a French société anonyme with a share capital of EUR 378,895,720.25, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571, represented by Mr. Pierre Gillet, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI SOGE INNOVATION EVOLUTION 3, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Société Générale Asset Management, a French société anonyme with a share capital of EUR 378,895,720.25, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571, represented by Mr. Pierre Gillet, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI GEN-I, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Société Générale Asset Management, a French société anonyme with a share capital of EUR 378,895,720.25, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571, represented by Mr. Pierre Gillet, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI GEN-I 2, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Société Générale Asset Management, a French société anonyme with a share capital of EUR 378,895,720.25, the registered office of which is located at 170, place Henri Regnault, 92400 Courbevoie, France, registered with the registry of commerce and companies of Nanterre under number 410 704 571, represented by Mr. Pierre Gillet, pursuant to a power of attorney attached as Exhibit 0 hereto

(FCPI SOGE INNOVATION 7, FCPI SOGE INNOVATION EVOLUTION 3, FCPI GEN-I, FCPI GEN-I 2 are hereafter collectively referred to as “SGAM”)

•

KENNET II L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, acting by its manager, Kennet Capital Management (Jersey) Limited (“the Kennet II Manager”), having its registered office at 47 Esplanade, St Helier, Jersey JE1 0BD (“Kennet II”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

•

KING STREET PARTNERS L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, acting by its manager, the Kennet II Manager, having its registered office at 47 Esplanade, St Helier, Jersey JE1 0BD (“King Street”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

(Kennet II and King Street are hereafter collectively referred to as “Kennet”)

4

Deed of Adherence – Sequans (E Round 09)

•

FONDS DE CO-INVESTISSEMENT DIRECT (FCID), a French venture capital mutual fund (fonds commun de placement á risques), represented by its manager (société de gestion), CDC Entreprises, a French société par actions simplifiée with a registered share capital of EUR 2 920 000, the registered office of which is located at 137, rue de l’Université 75007 Paris, France, registered with the registry of commerce and companies of Paris, under number 433 975 224, represented by Mr. Christian Deblaye, (“CDC”), himself represented by Mrs. Nadia Sarri, pursuant to a power of attorney attached as Exhibit 0 hereto,

(each a “ Financial Investor” and collectively the “ Financial Investors”),

OF THE THIRD PART,

AND:

•

MOTOROLA Inc., a Delaware corporation, whose principal place of business is 1303 E. Algonquin Road, Schaumburg, Illinois USA 60196 (“Motorola Inc.”), represented by Mr. Georges Karam, pursuant to a power of attorney attached as Exhibit 0 hereto

•

ALCATEL-LUCENT PARTICIPATIONS, a French société anonyme with a registered share capital of EUR 4.913.119.470, the registered office of which is located at 54, rue La Boétie – 75008 Paris, France, registered with the registry of commerce and companies of Paris, under number 333 150 043 (“ALCATEL-LUCENT”), represented by Mr Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

•

GATEWAY NET TRADING PTE. LIMITED, a corporation established under Singapore Law and a wholly owned subsidiary of RELIANCE COMMUNICATIONS LIMITED, having its registered office at Singapore 189677 15, beach road, # 03- 07, Beach Centre (“RELIANCE”), represented by Mr. Nicolas von Bülow pursuant to a power of attorney attached as Exhibit 0 hereto.

•

SWISSCOM AG, a company established under Swiss Law, registered with the registry of commerce of Bern under the number CH-035.8.018.212-7 and having its registered office in Ittingen, at Alte Tiefenaustr. 6, Worblaufen, 3050 Bern - Switzerland (“SWISSCOM”), represented by Mr. Nils Granath, himself represented by Mr. Nicolas von Bülow, pursuant to a power of attorney attached as Exhibit 0 hereto

•

UNITECH HOLDINGS INTERNATIONAL CO., LTD., an International Business Company established under the Law of the British Virgin Islands (International Business Companies Act, Cap. 291), registered with the Registrar of Companies of the British Virgin Islands under the n°201707 and having its registered office at Drake Chambers, Tortola, British Virgin Islands (“UHIC”) represented by represented by Mr John Ho, in its capacity of Director, itself represented by Mr. Nicolas von Bülow, pursuant to a power of attorney attached as Exhibit 0 hereto,

(each a “ Corporate Investor” and collectively the “ Corporate Investors”),

OF THE FOURTH PART,

(the Financial Investors and the Corporate Investors are collectively hereafter referred to as the “Investors” and individually as an “Investor”, being specified that Investors are acting severally but not jointly (conjointement et non solidairement)

5

Deed of Adherence – Sequans (E Round 09)

AND:

•

SEQUANS COMMUNICATIONS, a French société anonyme with a registered share capital of EUR 467.568,45, the registered office of which is located at 19, Parvis de La Défense – 92800 Puteaux, France, registered with the registry of commerce and companies of Nanterre, under number 450 249 677, represented by Mr. Georges Karam, acting in his capacity as chairman and managing director (Président - directeur général), which is entering into this agreement for the purposes of accepting the rights granted to it and acknowledging the obligations imposed on it pursuant to this agreement,

(the “Company”)

OF THE FIFTH PART,

(the Founders, the Investors and the Company are hereafter collectively referred to as the “Parties” and individually as a “Party”)

WHEREAS:

(a)	The Company is engaged in the business of researching, developing and commercializing silicon and software solutions in the areas of broadband wireless access, specifically compliant with WiMAX standard or other similar broadband wireless standards.

(b)	The Parties entered on 22 September 2009 into an investment agreement (the “Investment Agreement”), pursuant to which the extraordinary general meeting of the shareholders of the Company decided on 14 October 2009,

(c)	(i)	a capital increase of an amount of EUR 981,000.41 by issuing 484,684 Series E Preferred Shares (actions de preference de catégorie E) at a price of EUR 2.024 par Series E Preferred Share. To each Series E Preferred Share is attached one ratchet warrant (bon de souscription d’actions de preference de catégorie E) (the “E Ratchet Warrant” and together with the Series E Preferred Share, the “ABSA E”), (hereafter the “Capital Increase”) bearing the same rights as the existing ABSA E ;

	(ii)	the issuance of 370,554 E convertible bonds of the Company (the “E Convertible Bonds”), at a price and nominal value of EUR 2.024 per E Convertible Bond (i.e. a total price of EUR 4,019,000 13) Pursuant to specific terms and conditions defined in the Investment Agreement, each E Convertible Bond may be converted either in a Series E Preferred Share or an ABSA E, subject to the date of conversion.

(d)	In relation to the subscription by FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 to the share capital of the Company and in compliance with Section 18.2 of the Shareholders’ Agreement, the Parties and the Company wish to enter into a deed of adherence to the Shareholders’ Agreement (the “Deed of Adherence” or the “Deed”).

(e)	Except as provided otherwise herein, capitalised terms used in the Deed shall have the meaning ascribed to them in the Shareholders’ Agreement.

(f)	The capitalization table of the Company, following the completion of the operations mentioned above, is shown in Exhibit 1 to this Deed.

NOW, THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

6

Deed of Adherence – Sequans (E Round 09)

ARTICLE 1 – ACCESSION OF FCPI CAAM INNOVATION 9 and FCPI CAAM ISF INVESTISSEMENT

1.1	FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 acknowledge that they have full knowledge of the Shareholders’ Agreement, a certified copy of which has been provided to FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 by the Company prior the date hereof.

1.2	FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 hereby adhere to the Shareholders’ Agreement as Financial Investors and will benefit from the rights and be bound by the obligations applicable to the Financial Investor as provided for in the Shareholders’ Agreement, subject to the provisions of this Deed of Adherence. For the avoidance of doubt, it is specified that, in no case, shall FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1’s obligations under the Shareholders’ Agreement be construed as joint (solidaires) with other Parties or third parties.

1.3	The Parties (other than FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1) hereby accept and acknowledge the adhesion of FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 as Financial Investors to the Shareholders’ Agreement, on the terms stated in this Deed.

1.4	The Parties agree that this Deed shall constitute an amendment to the Shareholders Agreement. The present Deed of Adherence forms an integral and inseparable part of the Shareholders’ Agreement.

1.5	All the provisions of the Shareholders Agreement which are not expressly modified by this Deed of Adherence remain in full force and effect.

ARTICLE 2 – RIGHTS AND UNDERTAKINGS OF THE FINANCIAL INVESTORS

2.1. Adhesion

The Parties hereby acknowledge and agree that for the purpose of the provisions of the Shareholders’ Agreement, FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by the Shareholders’ Agreement as set out below:

2.1.1	Parties - Preamble - Definitions

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 adheres to the Shareholders’ Agreement as Financial Investors.

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of the Preamble as well as by the terms of Section 1 of the Agreement.

2.1.2	Purpose of the agreement

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 2 of the Agreement.

2.1.3	Representations and Warranties

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 3 of the Agreement.

7

Deed of Adherence – Sequans (E Round 09)

2.1.4	Administration of the Company

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 4 of the Agreement.

2.1.5	Pre-emptive Right

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 5 of the Agreement.

2.1.6	Full Tag-Along Right

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 6 of the Agreement.

2.1.7	Proportional Tag-Along Right

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 7 of the Agreement.

2.1.8	Drag-Along

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 8 of the Agreement.

2.1.9	Departure of the Founders and the Managing Founders

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 9 of the Agreement.

2.1.10	Scope and form of the pre-emptive rights, full and proportional tag-along rights, drag-along, undertaking of the Managing Founders and Sale and Merger preference

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 10 of the Agreement.

2.1.11	Liquidity

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 11 of the Agreement.

2.1.12	Information of the Parties

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 12 of the Agreement.

2.1.13	Right of First Refusal on New Issues

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall benefit from the rights provided for in Section 13 of the Agreement.

2.1.14	Sale, Winding-up or Merger of the Company

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall benefit from the rights and be bound by the obligations of Section 14 of the Agreement.

8

Deed of Adherence – Sequans (E Round 09)

2.1.15	Duration and termination of the Agreement

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 15 of the Agreement.

2.1.16	Attorney

FCPI CAAM INNOVATION 9 AND FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 16 of the Agreement.

2.1.17	Confidentiality

FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 17 of the Agreement.

2.1.18	New Parties to the Agreement

FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 18 of the Agreement.

2.1.19	Key-men

FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 19 of the Agreement.

2.1.20	Intellectual Property

FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 20 of the Agreement.

2.1.21	Other Undertaking – ERISA - PFIC

FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 21 of the Agreement.

2.1.22	Notices

FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 22 of the Agreement.

2.1.23	Applicable law and jurisdiction

FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 23 of the Agreement.

2.1.24	Miscellaneous provisions

FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 shall be bound by and benefit from the terms of Section 24 of the Agreement.

ARTICLE 3 – MISCELLANEOUS PROVISIONS

3.1	The Parties agree that the provisions of the preamble and the Exhibits are an integral part of the Deed of Adherence.

3.2	Any amendment to the Deed of Adherence may result only from the written consent of each of the Parties.

9

Deed of Adherence – Sequans (E Round 09)

3.3	In the event any of the provisions of the Deed of Adherence is declared null or void in any way or for any reason whatsoever, such nullification shall have no effect on the validity of the other provisions of such Deed of Adherence, and the Parties agree to work together to remedy the cause of such nullity, so that, unless it is impossible, the Deed of Adherence continues its effects without discontinuity.

3.4	The fact that one Party does not assert of any of the rights granted to it by the Deed of Adherence does not mean the waiver by the Party of that right if the conditions for its exercise are again present.

3.5	The Parties agree to communicate, execute and deliver any information and document and to execute all documents or make any decisions that might be necessary for the performance of the Deed of Adherence.

3.6	The Deed of Adherence will be validly binding upon and benefit to the heirs, legatees and legal representatives of each of the Parties.

ARTICLE 4 – APPLICABLE LAW AND JURISDICTION

4.1	This Deed of Adherence shall be governed and construed as to its validity, interpretation and performance in accordance with the laws of France.

4.2	Any dispute arising in connection with this Deed of Adherence and its Exhibits or as a result or consequence thereof not otherwise settled shall be subject to the exclusive jurisdiction of the Tribunal de Commerce de Paris.

Executed in Paris, on October 14th, 2009

in twenty-eight (28) original copies,

one (1) copy being signed and initialed on each page for the Company, and twenty-seven (27) copies being signed and bound by use of the “assembl’act’ device (one for each other Parties). Any party represented by virtue of a power of attorney shall provide the Company with an original copy of such power of attorney, a copy of all powers of attorney being attached under Exhibit 0 hereto.

/s/ Georges Karam
By Mr. Georges Karam	/s/ Georges Karam
By: Mr. Georges Karam	By : Mr. Bertrand Debray Represented by: Georges Karam

/s/ Georges Karam	/s/ Georges Karam
By: Mr. Fabien Buda Represented by: Georges Karam	By: Mr. Jéröme Bertorelle Represented by: Georges Karam

10

Deed of Adherence – Sequans (E Round 09)

/s/ Georges Karam	/s/ Georges Karam
By: Mr. Ambroise Popper Represented by: Georges Karam	By: Mr. Laurent Sibony Represented by: Georges Karam

/s/ Georges Karam
By: Mr. Emmanuel Lemois Represented by: Georges Karam

/s/ Nicolas Landrin	/s/ Nicolas Landrin
By: FCPR T-SOURCE Represented by: Nicolas Landrin	By: FCPI CAAM INNOVATION 6 Represented by: Nicolas Landrin

/s/ Nicolas Landrin	/s/ Nicolas Landrin
By: FCPI CAAM INNOVATION 9 Represented by: Nicolas Landrin	By: FCPI CAAM INVESTISSEMENT 1 Represented by: Nicolas Landrin

/s/ Olivier Dubuisson	/s/ Jean-Philippe Sala-Martin
By: CAP DECISIF SAS Represented by: Olivier Dubuisson	By: VISION CAPITAL III LP Represented by: Jean-Philippe Sala-Martin

/s/ Jean-Philippe Sala-Martin	/s/ Jean-Philippe Sala-Martin
By: ADD ONE L.P. Represented by Jean-Philippe Sala-Martin	By: ADD ONE GmbH & Co. KG Represented by : Jean-Philippe Sala-Martin

/s/ Pierre Gillet	/s/ Pierre Gillet
By: FCPI SOGE INNOVATION 7 Represented by: Pierre Gillet	By: FCPI GEN-I 2 Represented by: Pierre Gillet

11

Deed of Adherence – Sequans (E Round 09)

/s/ Pierre Gillet	/s/ Pierre Gillet
By: FCPI GEN-I Represented by: Pierre Gillet	By: FCPI SOGE INNOVATION EVOLUTION 3 Represented by: Pierre Gillet

/s/ Jean-Philippe Sala-Martin	/s/ Jean-Philippe Sala-Martin
By: KENNET II L.P. acting by its manager KENNET CAPITAL MANAGEMENT (JERSEY) LIMITED, itself represented by : Jean-Philippe Sala-Martin	By: KING STREET PARTNERS L.P. acting by its manager KENNET CAPITAL MANAGEMENT (JERSEY) LIMITED, itself represented by : Jean-Philippe Sala-Martin

/s/ Georges Karam	/s/ Jean-Philippe Sala-Martin
By : Motorola Inc. represented by : Georges Karam	By : ALCATEL-LUCENT PARTICIPATIONS represented by : Jean-Philippe Sala-Martin

/s/ Nicolas von Bülow
By : GATEWAY NET TRADING PTE. LIMITED represented by : Nicolas von Bülow

/s/ Nadia Sarri	/s/ Nicolas von Bülow
By : Fonds de Co-Investissement Direct (FCID) acting by its manager CDC Entreprises Represented by: Nadia Sarri	By : SWISSCOM AG Represented by: Mr. Nils Granath, himsel represented by : Nicolas von Bülow

/s/ Nicolas von Bülow	/s/ Georges Karam
By : UNITECH HOLDINGS INTERNATIONAL CO., LTD., Represented by: Nicolas von Bülow	By : SEQUANS COMMUNICATIONS Represented by: Georges Karam

12

Deed of Adherence – Sequans (E Round 09)

LIST OF EXHIBITS

Exhibit 0	Powers of attorney

Exhibit 1	Capitalization Table

13

Deed of Adherence – Sequans (E Round 09)

EXHIBIT 0

Powers of attorney

14

Form of Power of Attorney

POWER OF ATTORNEY

[Name], [of                    nationality], [residing at                    ][whose principal place of business is                    ], shareholder of the company SEQUANS COMMUNICATIONS,

do hereby grant full power of attorney to:

[Name], residing at                    in order to:

1. sign the deed of adherence to the shareholders’ agreement, as well as any annexes attached thereto, to be entered into by and between the founding shareholders of the company SEQUANS COMMUNICATIONS, the existing investors likewise having the status of shareholders (FCPR T-SOURCE, FCPI CAAM INNOVATION 6, CAP DECISIF SAS, ADD ONE L.P., ADD ONE GmbH & Co., KG, VISION CAPITAL III L.P., FCPI SOGE INNOVATION 7, FCPI SOGE INNOVATION EVOLUTION 3, FCPI GEN-I, FCPI GEN-I 2, KENNET II LP, KING STREET PARTNERS LP, MOTOROLA Inc., Alcatel-Lucent Participations, GATEWAY NET TRADING PTE. LIMITED, SWISSCOM AG, FCID and HANTECH INTERNATIONAL VENTURE CAPITAL CORPORATION), and the new investors, namely FCPR Serena I (pursuant to the projects that have been delivered to me, and of which I have been apprised);

2. negotiate and effect any non-substantial modification to the aforementioned projected agreements;

and

3. sign any notice or document, and perform any formality required in order to perform the operations described in the above agreements.

This power of attorney is granted for a period of thirty (30) days from the date of execution.

Drafted at [location]; [date]

*	*

[Name]	Name

(*) Add the handwritten mention “Bon pour pouvoir” (I hereby grant my power of attorney)	(*) Add the handwritten mention “Bon pour acceptation du pouvoir” (I hereby accept the granting of the power of attorney)

Deed of Adherence – Sequans (E Round 09)

EXHIBIT 1

Capitalization Table

15

DEED OF ADHERENCE TO THE SHAREHOLDERS’ AGREEMENT

Between

Mr. Georges Karam

Mr. Bertrand Debray

And

Mr. Fabien Buda

Mr. Jérôme Bertorelle

Mr. Laurent Sibony

Mr. Emmanuel Lemois

Mr. Ambroise Popper

And

FCPR T-SOURCE

FCPI CAAM INNOVATION 6

FCPI CAAM INNOVATION 9

FCPI CAAM INVESTISSEMENT 1

CAP DECISIF SAS

ADD ONE L.P.

ADD ONE GmbH & Co. KG

VISION CAPITAL III LP

FCPI SOGE INNOVATION 7

FCPI SOGE INNOVATION EVOLUTION 3

FCPI GEN-I

FCPI GEN-I 2

KENNET II L.P.

KING STREET PARTNERS L.P.

FCPR FONDS DE CO-INVESTISSEMENT DIRECT

And

MOTOROLA Inc.

ALCATEL PARTICIPATIONS

GATEWAY NET TRADING PTE. LIMITED

SWISSCOM AG

UNITECH HOLDINGS INTERNATIONAL CO., LTD.

And

FCPR SERENA I

And

SEQUANS COMMUNICATIONS

Dated July 16th, 2010

Deed of Adherence – Sequans (E round 2010)

DEED OF ADHERENCE TO THE SHAREHOLDERS’ AGREEMENT

BETWEEN:

•	Mr. Georges Karam, residing 7, rue du Centre, 92200 Neuilly/Seine, France;

•	Mr. Bertrand Debray, residing 7, passage du Gros Murger, 78600 Maisons Laffitte, France, represented by Mr. Georges Karam, pursuant to a power of attorney attached as Exhibit 0 hereto;

(each a “Managing Founder” and collectively the “Managing Founders”),

OF THE FIRST PART,

AND:

•	Mr. Fabien Buda, residing 28, rue Guersant, 75017 Paris, France;

•	Mr. Jérôme Bertorelle, residing 4, rue Bailleul, 75001 Paris, France;

•	Mr. Laurent Sibony, residing 8, rue de la DCA, 78700 Conflans-Sainte-Honorine, France;

•	Mr. Emmanuel Lemois, residing 60 avenue de la Motte Piquet 75015, France;

•	Mr. Ambroise Popper, residing 25 rue de Chazelles, 75017 Paris, France;

represented by Mr. Georges Karam, pursuant to a power of attorney attached as Exhibit 0 hereto

(collectively, the “Non Managing Founders”, and together with the Managing Founders, the “Founders”),

OF THE SECOND PART,

AND:

•

FCPR T-SOURCE, a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), I-SOURCE GESTION, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 675,144, the registered office of which is located 11 bis, avenue Victor Hugo, 75116 Paris, France, registered with the registry of commerce and companies of Paris under number 420 748 097 (“T-Source”), represented by Mr. Nicolas Landrin, pursuant to a power of attorney attached as Exhibit 0 hereto;

•

FCPI CAAM INNOVATION 6, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575, itself represented by its delegatee, I-SOURCE GESTION, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 675,144, the registered office of which is located 11 bis, avenue Victor Hugo, 75116 Paris, registered with the Registry of Commerce and Companies of Paris under number 420 748 097, represented by Mr. Nicolas Landrin, pursuant to a power of attorney attached as Exhibit 0 hereto

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Deed of Adherence – Sequans (E round 2010)

•

FCPI CAAM INNOVATION 9, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575, itself represented by its delegatee, I-SOURCE GESTION, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 675,144, the registered office of which is located 11 bis, avenue Victor Hugo, 75116 Paris, registered with the Registry of Commerce and Companies of Paris under number 420 748 097, represented by Mr. Nicolas Landrin, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI CAAM INVESTISSEMENT 1, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme â Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575, itself represented by its delegatee, I-SOURCE GESTION, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 675,144, the registered office of which is located 11 bis, avenue Victor Hugo, 75116 Paris, registered with the Registry of Commerce and Companies of Paris under number 420 748 097, represented by Mr. Nicolas Landrin, pursuant to a power of attorney attached as Exhibit 0 hereto

(FCPR T-SOURCE, FCPI CAAM INNOVATION 9, FCPI CAAM INNOVATION 9 and FCPI CAAM INVESTISSEMENT 1 are hereafter collectively referred to as “l-SOURCE”)

•

CAP DECISIF, a French société par actions simplifiée, with a registered share capital of EUR 16,785,200, the registered office of which is located 21 bis rue Lord Byron - 75008 Paris, France registered with the registry of commerce and companies of Paris under number 440 405 405 (“Cap Decisif”), represented by CAP DECISIF MANAGEMENT, société par actions simplifiée with a registered share capital of EUR 125,000, the registered office of which is located 21 bis rue Lord Byron - 75008 Paris, France, registered with the registry of commerce and companies of Paris under number 494 602 808, represented by Mr. Olivier Dubuisson in his capacity of Managing Director;

•

ADD ONE L.P., a Guernsey limited partnership established under the Limited Partnerships (Guernsey) Law 1995 and having its principal place of business at 13-15 Victoria Road, St Peter Port, Guernsey, Channel Islands, United Kingdom, represented by its managing general partner ADD One General Partner L.P., represented by its managing general partner, ADD Management Limited, itself represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

•

ADD ONE GmbH & Co. KG, registered as a limited partnership with the commercial register at local court Munich, Germany and having its principal place of business at Max Joseph Strasse 7, 80333 Munich, Germany, c/o VCM Venture Capital Management und Beteiligungsgesellshaft mbH, represented by its managing limited partner is ADD One General Partner L.P., represented by its managing general partner, ADD Management Limited, itself represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés pursuant to a power of attorney attached as Exhibit 0 hereto

(ADD ONE L.P. and ADD ONE GmbH & Co. KG are hereafter collectively referred to as “ADD”)

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Deed of Adherence – Sequans (E round 2010)

•

VISION CAPITAL III LP, a limited partnership established under the Limited Partnerships (Jersey) Act 1994, represented by its managing general partner Vision III Partners Ltd., a limited partnership established under Companies (Jersey) Act 1991, itself represented by its nominees, KB (CI) Nominees Ltd., a limited partnership established under Companies (Jersey) Act 1991, having its registered office at Kleinwort Benson House, Wests Centre, St Hélier, Jersey JE4 8PQ, Channel Islands (“Vision Capital”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI SOGE INNOVATION 7, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575, represented by Mr. Pierre Gillet, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI SOGE INNOVATION EVOLUTION 3, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575, represented by Mr. Pierre Gillet, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI GEN-I, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575, represented by Mr. Pierre Gillet, pursuant to a power of attorney attached as Exhibit 0 hereto

•

FCPI GEN-I 2, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575, represented by Mr. Pierre Gillet, pursuant to a power of attorney attached as Exhibit 0 hereto

(FCPI SOGE INNOVATION 7, FCPI SOGE INNOVATION EVOLUTION 3, FCPI GEN-I, FCPI GEN-I 2 are hereafter collectively referred to as “AMUNDI”)

•

KENNET II L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, acting by its manager, Kennet Capital Management (Jersey) Limited (“the Kennet II Manager”), having its registered office at 47 Esplanade, St Helier, Jersey JE1 0BD (“Kennet II”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

•

KING STREET PARTNERS L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, acting by its manager, the Kennet II Manager, having its registered office at 47 Esplanade, St Helier, Jersey JE1 0BD (“King Street”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

(Kennet II and King Street are hereafter collectively referred to as “Kennet”)

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Deed of Adherence – Sequans (E round 2010)

•

FONDS DE CO-INVESTISSEMENT DIRECT (FCID), a French venture capital mutual fund (fonds commun de placement â risques), represented by its manager (société de gestion), CDC Entreprises, a French société par actions simplifiée with a registered share capital of EUR 3 149 830, the registered office of which is located at 137, rue de I’Université 75007 Paris, France, registered with the registry of commerce and companies of Paris, under number 433 975 224, represented by Mrs. Isabelle Ginestet-Naudin (“CDC”), herself represented by Mrs. Nadia Sarri, pursuant to a power of attorney attached as Exhibit 0 hereto,

•

FCPR SERENA I, a French venture capital mutual fund (fonds commun de placement â risques), represented by its manager (société de gestion), Serena Capital, a French société par actions simplifiée with a share capital of EUR 500,000, the registered office of which is located at 21, rue Auber – 75009, France, registered with the registry of commerce and companies of Paris under number 504 262 650, represented by Mr. Xavier Lorphelin, in his capacity of Président.

(each a “Financial Investor” and collectively the “Financial Investors”),

OF THE THIRD PART,

AND:

•

MOTOROLA Inc., a Delaware corporation, whose principal place of business is 1303 E. Algonquin Road, Schaumburg, Illinois USA 60196 (“Motorola Inc.”), represented by Mrs. Amandine Cogneville Perol, associate of Joffe & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

•

ALCATEL-LUCENT PARTICIPATIONS, a French société anonyme with a registered share capital of EUR 4.913.119.470, the registered office of which is located at 54, rue La Boétie – 75008 Paris, France, registered with the registry of commerce and companies of Paris, under number 333 150 043 (“ALCATEL-LUCENT”), represented by Mr. Jean-Philippe Sala-Martin, partner of Coblence & Associés, pursuant to a power of attorney attached as Exhibit 0 hereto

•

GATEWAY NET TRADING PTE. LIMITED, a corporation established under Singapore Law and a wholly owned subsidiary of RELIANCE COMMUNICATIONS LIMITED, having its registered office at Singapore 189677 15, beach road, # 03- 07, Beach Centre (“RELIANCE”), represented by Mr. Nicolas von Bülow, pursuant to a power of attorney attached as Exhibit 0 hereto.

•

SWISSCOM AG, a company established under Swiss Law, registered with the registry of commerce of Bern under the number CH-035.8.018.212-7 and having its registered office in Ittingen, at Alte Tiefenaustr. 6, Worblaufen, 3050 Bern - Switzerland (“SWISSCOM”), represented by Mr. Nils Granath, himself represented by Mr. Nicolas von Bülow, pursuant to a power of attorney attached as Exhibit 0 hereto

•

UNITECH HOLDINGS INTERNATIONAL CO., LTD., an International Business Company established under the Law of the British Virgin Islands (International Business Companies Act, Cap, 291), registered with the Registrar of Companies of the British Virgin Islands under the n°201707 and having its registered office at Drake Chambers, Tortola, British Virgin Islands (“UHIC”) represented by represented by Mr Meng-Kuo, in its capacity of Director, himself represented by Mr. Nicolas von Bülow, pursuant to a power of attorney attached as Exhibit 0 hereto,

(each a “Corporate Investor” and collectively the “Corporate Investors”),

OF THE FOURTH PART,

(the Financial Investors and the Corporate Investors are collectively hereafter referred to as the “Investors” and individually as an “Investor”, being specified that Investors are acting severally but not jointly (conjointement et non solidairement)

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Deed of Adherence – Sequans (E round 2010)

AND:

•

SEQUANS COMMUNICATIONS, a French société anonyme with a registered share capital of EUR 475,712.78, the registered office of which is located at 19, Parvis de La Défense – 92800 Puteaux, France, registered with the registry of commerce and companies of Nanterre, under number 450 249 677, represented by Mr. Georges Karam, acting in his capacity as chairman and managing director (Président - directeur général), which is entering into this agreement for the purposes of accepting the rights granted to it and acknowledging the obligations imposed on it pursuant to this agreement,

(the “Company”)

OF THE FIFTH PART,

(the Founders, the Investors and the Company are hereafter collectively referred to as the “Parties” and individually as a “Party”)

WHEREAS :

(a)	The Company is engaged in the business of researching, developing and commercializing silicon and software solutions in the areas of broadband wireless access, specifically compliant with WiMAX standard or other similar broadband wireless standards.

(b)	The Company, FCPI SOGE INNOVATION 7, FCPI SOGE INNOVATION EVOLUTION 3, FCPI GEN-I, FCPI GEN-I 2, FCPR FONDS DE CO-INVESTISSEMENT DIRECT and FCPR SERENA I entered on 30 June 2010 into an investment agreement (the “Investment Agreement”), pursuant to which the extraordinary general meeting of the shareholders of the Company decided on 16 July 2010, a capital increase of an amount of EUR 6,999,999.98 by issuing 3,458,498 Series E Preferred Shares (actions de preference de catégorie E) at a price of EUR 2.024 par Series E Preferred Share. To each Series E Preferred Share is attached one ratchet warrant (bon de souscription d’actions de preference de catégorie E) (the “E Ratchet Warrant” and together with the Series E Preferred Share, the “ABSA E”), (hereafter the “Capital Increase”) bearing the same rights as the existing ABSA E ;

(c)	In relation to the subscription by FCPR SERENA I to the share capital of the Company and in compliance with Section 18.2 of the Shareholders’ Agreement, the Parties and the Company wish to enter into a deed of adherence to the Shareholders’ Agreement (the “Deed of Adherence” or the “Deed”).

(d)	Except as provided otherwise herein, capitalised terms used in the Deed shall have the meaning ascribed to them in the Shareholders’ Agreement.

(e)	The capitalization table of the Company, following the completion of the operations mentioned above, is shown in Exhibit 1 to this Deed.

NOW, THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

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Deed of Adherence – Sequans (E round 2010)

ARTICLE 1 – ADHERENCE OF FCPR SERENA I

1.1	FCPR SERENA I acknowledges that it has full knowledge of the Shareholders’ Agreement, a certified copy of which has been provided to FCPR SERENA I by the Company prior the date hereof.

1.2	FCPR SERENA I hereby adheres to the Shareholders’ Agreement as New Financial Investor and will benefit from the rights and be bound by the obligations applicable to the New Financial Investor as provided for in the Shareholders’ Agreement. For the avoidance of doubt, it is specified that, in no case, shall FCPR SERENA I’s obligations under the Shareholders’ Agreement be construed as joint (solidaires) with other Parties or third parties.

1.3	The Parties (other than FCPR SERENA I) hereby accept and acknowledge the adhesion of FCPR SERENA I as Financial Investor to the Shareholders’ Agreement, on the terms stated in this Deed.

1.4	The Parties agree that this Deed shall constitute an amendment to the Shareholders Agreement. The present Deed of Adherence forms an integral and inseparable part of the Shareholders’ Agreement.

1.5	All the provisions of the Shareholders Agreement which are not expressly modified by this Deed of Adherence remain in full force and effect.

ARTICLE 2 – MISCELLANEOUS PROVISIONS

2.1	The Parties agree that the provisions of the preamble and the Exhibits are an integral part of the Deed of Adherence.

2.2	Any amendment to the Deed of Adherence may result only from the written consent of each of the Parties.

2.3	In the event any of the provisions of the Deed of Adherence is declared null or void in any way or for any reason whatsoever, such nullification shall have no effect on the validity of the other provisions of such Deed of Adherence, and the Parties agree to work together to remedy the cause of such nullity, so that, unless it is impossible, the Deed of Adherence continues its effects without discontinuity.

2.4	The fact that one Party does not assert of any of the rights granted to it by the Deed of Adherence does not mean the waiver by the Party of that right if the conditions for its exercise are again present.

2.5	The Parties agree to communicate, execute and deliver any information and document and to execute all documents or make any decisions that might be necessary for the performance of the Deed of Adherence.

2.6	The Deed of Adherence will be validly binding upon and benefit to the heirs, legatees and legal representatives of each of the Parties.

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Deed of Adherence – Sequans (E round 2010)

ARTICLE 3 – APPLICABLE LAW AND JURISDICTION

3.1	This Deed of Adherence shall be governed and construed as to its validity, interpretation and performance in accordance with the laws of France.

3.2	Any dispute arising in connection with this Deed of Adherence and its Exhibits or as a result or consequence thereof not otherwise settled shall be subject to the exclusive jurisdiction of the Tribunal de Commerce de Paris.

Executed in Paris, on July 16th, 2010

in twenty-nine (29) original copies,

one (1) copy being signed and initialed on each page for the Company, and twenty-eight (28) copies being signed and bound by use of the “assembl’act’ device (one for each other Parties). Any party represented by virtue of a power of attorney shall provide the Company with an original copy of such power of attorney, a copy of all powers of attorney being attached under Exhibit 0 hereto.

/s/ Mr. Georges Karam		/s/ Georges Karam
By:	Mr. Georges Karam	By:	Mr. Bertrand Debray, Mr. Fabien Buda Mr. Jérôme Bertorelle, Mr. Ambroise Popper Mr. Laurent Sibony Mr. Emmanuel Lemois

represented by: Georges Karam

/s/ Nicolas Landrin		/s/ Olivier Dubuisson
By:	FCPR T-SOURCE	By:	CAP DECISIF SAS
	FCPI CAAM INNOVATION 6	represented by: Olivier Dubuisson
FCPI CAAM INNOVATION 9
FCPI CAAM INVESTISSEMENT 1

represented by: Nicolas Landrin

/s/ Jean-Philippe Sala-Martin		/s/ Jean-Philippe Sala-Martin
By:	VISION CAPITAL III LP	By:	ADD ONE L.P. ADD ONE GmbH & CO. KG

represented by: Jean-Philippe Sala-Martin		represented by: Jean-Philippe Sala-Martin

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Deed of Adherence – Sequans (E round 2010)

/s/ Pierre Gillet		/s/ Jean-Philippe Sala-Martin
By:	FCPI SOGE INNOVATION 7	By:	KENNET II L.P.
	FCPI GEN-I		KING STREET PARTNERS L.P.
	FCPI GEN-I 2	acting by its manager KENNET CAPITAL MANAGEMENT (JERSEY) LIMITED, itself represented by: Jean-Philippe Sala-Martin
FCPI SOGE INNOVATION EVOLUTION 3
represented by: Pierre Gillet

/s/ Amandine Cogneville Perol		/s/ Jean-Philippe Sala-Martin
By:	Motorola Inc.	By:	ALCATEL-LUCENT PARTICIPATIONS

represented by: Amandine Cogneville Perol		represented by : Jean-Philippe Sala-Martin

/s/ Nicolas von Bülow		/s/ Nadia Sarri
By:	GATEWAY NET TRADING PTE. LIMITED	By:	Fonds de Co-lnvestissement Direct (FCID)

represented by: Nicolas von Bülow		acting by its manager CDC Entreprises, itself represented by: Nadia Sarri

/s/ Nicolas von Bülow		/s/ Nicolas von Bülow
By:	SWISSCOM AG	By:	UNITECH HOLDINGS INTERNATIONAL CO., LTD.,
Represented by: Mr. Nils Granath,
himself represented by : Nicolas von Bülow		Represented by: Nicolas von Bülow

/s/ Xavier Lorphelin		/s/ Georges Karam
By:	FCPR SERENA I	By:	SEQUANS COMMUNICATIONS

Represented by: Xavier Lorphelin		Represented by: Georges Karam

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Deed of Adherence – Sequans (E round 2010)

LIST OF EXHIBITS

Exhibit 0	Powers of attorney

Exhibit 1	Capitalization Table

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Deed of Adherence – Sequans (E round 2010)

EXHIBIT 0

Powers of attorney

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Form of Power of Attorney

POWER OF ATTORNEY

[Name], [of            nationality], [residing at    ][whose principal place of business is     ], shareholder of the company SEQUANS COMMUNICATIONS,

do hereby grant full power of attorney to:

[Name], residing at                 in order to:

1. sign the deed of adherence to the shareholders’ agreement, as well as any annexes attached thereto, to be entered into by and between the founding shareholders of the company SEQUANS COMMUNICATIONS, the existing investors likewise having the status of shareholders (FCPR T-SOURCE, FCPI CAAM INNOVATION 6, CAP DECISIF SAS, ADD ONE L.P., ADD ONE GmbH & Co., KG, VISION CAPITAL III L.P., FCPI SOGE INNOVATION 7, FCPI SOGE INNOVATION EVOLUTION 3, FCPI GEN-I, FCPI GEN-I 2, KENNET II LP, KING STREET PARTNERS LP, MOTOROLA Inc., Alcatel-Lucent Participations, GATEWAY NET TRADING PTE. LIMITED, SWISSCOM AG, FCID and HANTECH INTERNATIONAL VENTURE CAPITAL CORPORATION), and FCPR Serena I (pursuant to the projects that have been delivered to me, and of which I have been apprised);

2. negotiate and effect any non-substantial modification to the aforementioned projected agreements;

and

3. sign any notice or document, and perform any formality required in order to perform the operations described in the above agreements.

This power of attorney is granted for a period of thirty (30) days from the date of execution.

Drafted at [location]; [date]

*	*

[Name]	Name

(*) Add the handwritten mention “Bon pour pouvoir” (I hereby grant my power of attorney)	(*) Add the handwritten mention “Bon pour acceptation du pouvoir” (I hereby accept the granting of the power of attorney)

Deed of Adherence – Sequans (E round 2010)

EXHIBIT 1

Capitalization Table

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CAPITALIZATION TABLE (AFTER THE CAPITAL INCREASE)

[illegible]